Federated Investors
World-Class Investment Manager

Federated Asia Pacific Growth Fund

A Portfolio of Federated World Investment Series, Inc.

6TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Asia Pacific Growth Fund

President's Message

Dear Fellow Shareholder:

Federated Asia Pacific Growth Fund was created in 1996, and I am pleased to present its sixth Semi-Annual Report. Since its inception, the share values of this sector fund have been volatile. After the down years of 2000 and 2001, we have experienced an upward bias. However, the economies in Asia--with the exception of South Korea and Taiwan--have been hurt by political and economic news, slow growth and terrorist activities. Your fund's managers have visited the region extensively to learn first hand about existing and potential stock selections; they like the corporations owned by the fund and seek additional investment opportunities.

As of May 31, 2002, the fund's total net assets were $21.2 million with 46.8% of the fund's investments in Japan.1 This stock fund provides investors with significant long-term opportunities from a well-researched portfolio of more than 50 corporations across eight Asian and Pacific Rim countries.2 The stocks selected are, in many cases, internationally recognized industry leaders with a median market capitalization of over $2 billion.

This report covers the first half of the fund's fiscal year, which is the six-month reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers international economic and market conditions and fund strategy, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

1 Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards

Shortly after the fund's creation, the Asia Pacific region suffered economically and politically. This turmoil has continued, severely testing the resolve of investors. However, as we have continued to emphasize, investing in the international marketplace is a long-term proposition. While there will inevitably be periods of volatility, we believe that the rewards go to the patient investor in such strong corporations as Japan's Pioneer Electronics Corp. and Komatsu Ltd. along with South Korea's Samsung Electronics Co., Ltd.

Asian stocks outperformed Europe's early this year, led by performance of various holdings in South Korea and Thailand. Individual share class total return performance for the six-month reporting period follows.3

	Total Return	Net Asset Value Increase
Class A Shares	8.22%	$6.45 to $6.98 = 8.22%
Class B Shares	7.75%	$6.19 to $6.67 = 7.75%
Class C Shares	7.90%	$6.20 to $6.69 = 7.90%

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing the same amount on a regular schedule, you buy more fund shares when prices are low--and fewer when prices are high.4 Please discuss this investment approach with your financial adviser.

As we continue to emerge from a difficult period, I thank you for the patience you have shown as a shareholder of Federated Asia Pacific Growth Fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 2.20%, 2.25% and 6.90%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 Systematic investing does not assure a profit against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Alexandre de Bethmann

Vice President

Federated Global Investment Management Corp.

Investment Review

Asian Pacific markets rebounded significantly during the past six-month reporting period. What are your comments on the global market and the state of the Asian markets?

Globally, Asia outperformed its European counterparts, with the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Free Index returning 10.04% versus the MSCI Europe Index returning 1.36% (in U.S. dollars). Emerging markets outperformed developed markets, with the performance of the MSCI Emerging Markets Free Index returning 18.98% versus the MSCI World Index returning (2.31)% (in U.S. dollars).1

Asia's outperformance can be mainly attributed to its export industries growing from an anticipated recovery in the U.S. trade cycle. Specifically, countries like South Korea (up 39.6%), Thailand (up 42.2%), and Indonesia (up 87.1%) were the best performers in this region. Most noteworthy has been South Korea, which has benefited from being an export-led economy and multiple re-ratings on the back of better corporate governance, reduced leverage, and lower interest rates.

The worst performing sector for the reporting period, regardless of country, was Telecommunication Services. Its performance, as measured by the MSCI World Telecommunications Services Index,2 was down 22.8% (in U.S. dollars). This sector continued to cut earnings estimates in light of slowing subscriber growth.

1 MSCI All Country Asia Pacific Free Index is an unmanaged, market value-weighted average of the performance securities listed on the stock exchanges of 14 countries in the Pacific and Asian regions. MSCI Europe Index is an unmanaged market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. MSCI Emerging Markets Free Index is a unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East comprising approximately 1482 securities--with values expressed in U.S. dollars. Indexes are unmanaged and investments cannot be made in an index.

2 MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of telecom services stocks from around the world.

The best performing sector was Energy whose performance, as measured by the MSCI World Energy Index,3 was 14.1% (in U.S. dollars). The sector reacted favorably from oil prices rallying 30.2% during the reporting period. The performances of other industry sectors were: Consumer Staples (up 13.3%), Materials (up 11.9%), Financials (up 4.4%), and Information Technology (down 22.3)%.

How did Federated Asia Pacific Growth Fund perform for the six-month reporting period?

As of May 31, 2002, the fund's six-month total returns, based on net asset value, were 8.22%, 7.75% and 7.90% for Class A, B and C Shares, respectively. The fund's returns lagged the 9.63% total return of the 67 Pacific region funds tracked by Lipper, Inc.4 and the 9.93% total return of the fund's benchmark, the MSCI International Combined Asia Pacific Index.5

The fund's underperformance was primarily due to its exposure to Japanese finance companies such as Takefuji Corp. and Kokusai Securities. The fund benefited by its exposure to South Korean Financial stocks such as Kookmin Bank and Consumer Discretionary stocks such as Bridgestone Corp.

What is your current outlook and strategy?

We believe the U.S. economy is on track for a modest recovery during the second half of 2002. Improving economic indicators, such as consumer production and unemployment, point to such a scenario. Nonetheless, this positive economic backdrop may not be all good news for the markets in the short run. Specifically, concerns of higher interest rates, the pace of recovery, and valuations may keep stocks range bound. As a result, we have been taking some profits in cyclical sectors like base metals and airlines. We have been reinvesting those monies in industrial companies.

3 This index is a sector subset of the MSCI World Index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

5 The MSCI International Combined Asia Pacific Index is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchange of 13 countries in the Pacific and Asian regions.

Our underweight in the Pharmaceuticals and Biotech sectors has proved successful thus far, but we are looking to increase our exposure due to attractive valuations. In the Information Technology sector, we remain modestly underweight for now, and this position may be reduced further due to profit-taking, specifically in the semiconductor segment.

In Asia, we continue to favor South Korea and Taiwan for the long term, though near-term profit-taking may also be in order given the strong performance and technology bias. In Japan, we remain underweight given our disappointment with the pace of reform. Nonetheless, we have been adding to some industrial cyclical and technology companies in Japan such as Komatsu, Ltd. (2.0% of net assets), NGK Insulators, Ltd. (2.1% of net assets), and Fuji Heavy Industries, Ltd. (1.7% of net assets).

Finally, we continue to believe that the global equity markets are building a solid base for strong performance for the long run. While markets may be poised for some near-term consolidation, we believe that the bias is toward the upside, as earnings reaccelerate from depressed levels. We believe the fund is well positioned to take advantage of such a backdrop.

What countries were represented in the fund's portfolio as of May 31, 2002, and what were the fund's top ten holdings?

Country	Percentage of Net Assets
Japan (developed)	46.8%
South Korea (emerging)	12.1%
Hong Kong (developed)	11.4%
Singapore (developed)	7.6%
Australia (developed)	6.5%
Taiwan (emerging)	5.0%
China (emerging)	0.7%
Thailand (emerging)	0.8%

Security Name	Country	Percentage of Assets	Security Industry
Kookmin Bank	South Korea	3.7%	Banks
Ajinomoto Co., Inc.	Japan	3.0%	Food Beverage & Tobacco
Toyota Motor Corp.	Japan	2.9%	Automobiles & Components
7-Eleven Japan Co., Ltd.	Japan	2.9%	Food & Drug Retailing
Yamato Transport Co., Ltd.	Japan	2.7%	Transportation
Nippon Meat Packers, Inc.	Japan	2.7%	Food Beverage & Tobacco
Shimachu Co.	Japan	2.6%	Retailing
Citic Pacific Ltd.	Hong Kong	2.4%	Capital Goods
United Microelectronics Corp.	Taiwan	2.3%	Technology Hardware & Equipment
Koei Co., Ltd.	Japan	2.3%	Software & Services
TOTAL		27.5%

Would you describe some of the fund's recent purchases?

Yamato Transport Co., Ltd. (2.7% of net assets) provides nationwide parcel delivery services in Japan.

Citic Pacific Ltd. (2.4% of net assets) has diversified operations through its subsidiaries in Hong Kong.

Nippon Meat Packers, Inc. (2.7% of net assets) produces meat products in Japan.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--90.9%
		Automobiles --2.9%
22,500		Toyota Motor Corp.	$614,502

		Banking--6.5%
24,410		Australia & New Zealand Banking Group Ltd.	269,342
26,000		HSBC Holdings PLC	315,839
15,357	[1]	Kookmin Bank	792,954

		TOTAL	1,378,135

		Capital Goods--12.5%
400,000		China Merchants Holdings International Co., Ltd.	315,391
222,000	[1]	Citic Pacific Ltd.	502,356
75,000		Fuji Heavy Industries Ltd.	361,329
118,000	[1]	Komatsu Ltd.	423,041
54,000		NGK Insulators, Ltd.	445,486
65,000		Nippon Thompson	408,459
337,000	[1]	Sembcorp Marine Ltd.	178,182

		TOTAL	2,634,244

		Consumer Durables & Apparel--4.2%
17,200	[1]	Pioneer Electronics Corp.	323,561
14,900	[1]	Sega Corp.	372,125
3,200		Sony Corp., ADR	185,952

		TOTAL	881,638

		Diversified Financials--5.0%
5,600	[1]	Daishin Securities Co.	104,225
3,200		JAFCO Co., Ltd.	309,623
51,700		Nikko Securities Co., Ltd.	310,721
20,100		Nomura Securities Co., Ltd.	323,867

		TOTAL	1,048,436

		Energy--3.0%
350,500		CNOOC Ltd.	474,083
200,000	[1]	PTT Exploration and Production Public Co. Ltd.	160,014

		TOTAL	634,097

		Food & Drug Retailing--2.9%
14,000		7-Eleven Japan Co., Ltd.	609,063

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food Beverage & Tobacco--5.6%
56,000		Ajinomoto Co., Inc.	$629,366
49,000		Nippon Meat Packers, Inc.	568,459

		TOTAL	1,197,825

		Household & Personal Products--0.5%
37,227	[1]	Coreana Cosmetics Co. Ltd.	117,724

		Materials--4.0%
68,146		BHP Billiton Ltd.	416,452
106,000		Tokyo Steel Manufacturing Co., Ltd.	435,529

		TOTAL	851,981

		Media--3.7%
61,564		News Corp. Ltd.	438,933
13,000		Singapore Press Holdings Ltd.	152,017
40,000		Television Broadcasts Ltd.	188,722

		TOTAL	779,672

		Real Estate--3.8%
108,000		City Developments Ltd.	356,515
188,000		Keppel Land Ltd.	164,091
15,000	[1]	Leopalace21 Corp.	103,444
80,000		Wharf Holdings Ltd.	188,722

		TOTAL	812,772

		Retailing--4.9%
1,550	[1]	CJ39 Shopping Corp.	98,925
28,500		Marui Co.	391,940
28,500		Shimachu Co.	539,577

		TOTAL	1,030,442

		Software & Services--3.6%
9,700		Capcom Co., Ltd.	264,918
16,300		Koei Co., Ltd.	491,134

		TOTAL	756,052

		Technology Hardware & Equipment--10.6%
255,000	[1]	ASE	207,750
54,000	[1]	Asustek Computer, Inc.	179,471
1,360	[1]	Samsung Electronics Co., Ltd.	383,035
6,300		TDK Corp.	357,825
71,201	[1]	Taiwan Semiconductor Manufacturing Co.	179,050
Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
6,500		Tokyo Electron Ltd.	$438,832
370,300	[1]	United Microelectronics Corp.	493,370

		TOTAL	2,239,333

		Telecommunication Services--7.3%
131		Japan Telecom Co. Ltd.	429,543
20,000	[1]	KT Corp., ADR	474,000
450,000		Singapore Telecom Ltd.	395,289
92,000		Telstra Corp. Ltd.	246,235

		TOTAL	1,545,067

		Transportation--5.3%
2,960	[1]	Korean Air Co. Ltd.	44,608
50,300		Singapore Airlines Ltd.	357,416
29,000		Yamato Transport Co., Ltd.	572,407
462,000	[1]	Zhejiang Expressway Co. Ltd.	146,599

		TOTAL	1,121,030

		Utilities--4.6%
326,700		Hong Kong and China Gas Co. Ltd.	435,608
17,300		Korea Electric Power (KEPCO) Corp.	359,022
15,600		Korea Electric Power Corp., ADR	179,868

		TOTAL	974,498

		TOTAL COMMON STOCKS (IDENTIFIED COST $18,417,776)	19,226,511

		REPURCHASE AGREEMENT--6.1%[2]
$1,294,000		Bank of America LLC, 1.83%, dated 5/31/2002, due 6/3/2002 (at amortized cost)	1,294,000

		TOTAL INVESTMENTS (IDENTIFIED COST $19,711,776)[3]	$20,520,511

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $19,711,776. The net unrealized appreciation of investments on a federal tax basis amounts to $808,735 which is comprised of $2,111,856 appreciation and $1,303,121 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($21,155,598) at May 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost $19,711,776)		$20,520,511
Cash		369
Cash denominated in foreign currencies (identified cost $729,036)		698,715
Income receivable		76,047
Receivable for investments sold		131,207
Net receivable for shares sold		17,800
Net receivable for foreign currency exchange contracts		314
Other assets		20,372

TOTAL ASSETS		21,465,335

Liabilities:
Payable for investments purchased	$109,093
Payable for shares redeemed	153,397
Accrued expenses	47,247

TOTAL LIABILITIES		309,737

Net assets for 3,084,861 shares outstanding		$21,155,598

Net Assets Consist of:
Paid in capital		$30,947,096
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		781,820
Accumulated net realized loss on investments and foreign currency transactions		(10,336,354)
Accumulated net operating loss		(236,964)

TOTAL NET ASSETS		$21,155,598

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($13,250,761 ÷ 1,899,706 shares outstanding)		$6.98

Offering price per share (100/94.50 of $6.98)[1]		$7.39

Redemption proceeds per share		$6.98

Class B Shares:
Net asset value per share ($6,366,027 ÷ 955,100 shares outstanding)		$6.67

Offering price per share		$6.67

Redemption proceeds per share (94.50/100 of $6.67)[1]		$6.30

Class C Shares:
Net asset value per share ($1,538,810 ÷ 230,055 shares outstanding)		$6.69

Offering price per share		$6.69

Redemption proceeds per share (99.00/100 of $6.69)[1]		$6.62

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $14,803)			$128,401
Interest			21,462

TOTAL INCOME			149,863

Expenses:
Investment adviser fee		$112,601
Administrative personnel and services fee		92,247
Custodian fees		17,735
Transfer and dividend disbursing agent fees and expenses		44,103
Directors'/Trustees' fees		654
Auditing fees		1,000
Legal fees		3,424
Portfolio accounting fees		42,671
Distribution services fee--Class B Shares		21,546
Distribution services fee--Class C Shares		5,566
Shareholder services fee--Class A Shares		16,554
Shareholder services fee--Class B Shares		7,182
Shareholder services fee--Class C Shares		1,855
Share registration costs		29,235
Printing and postage		26,211
Taxes		1,786
Interest expense		561
Miscellaneous		1,000

TOTAL EXPENSES		425,931

Waivers:
Waiver of investment adviser fee	$(91,105)
Waiver of transfer and dividend disbursing agent fees and expenses	(71)

TOTAL WAIVERS		(91,176)

Net expenses			334,755

Net operating loss			(184,892)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(112,881)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			1,994,276

Net realized and unrealized gain on investments and foreign currency transactions			1,881,395

Change in net assets resulting from operations			$1,696,503

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(184,892)	$(394,678)
Net realized gain (loss) on investments and foreign currency transactions	(112,881)	(9,968,235)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,994,276	1,119,157

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,696,503	(9,243,756)

Share Transactions:
Proceeds from sale of shares	19,502,058	123,403,095
Cost of shares redeemed	(21,298,267)	(128,401,499)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,796,209)	(4,998,404)

Change in net assets	(99,706)	(14,242,160)

Net Assets:
Beginning of period	21,255,304	35,497,464

End of period	$21,155,598	$21,255,304

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 6.45	$ 8.93	$13.58	$ 6.40	$ 7.81	$10.25
Income From Investment Operations:
Net operating loss	(0.05)[1]	(0.08)[1]	(0.12)[1]	(0.07)[1]	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.58	(2.40)	(4.53)	7.25	(1.36)	(2.41)

TOTAL FROM INVESTMENT OPERATIONS	0.53	(2.48)	(4.65)	7.18	(1.41)	(2.44)

Net Asset Value, End of Period	$ 6.98	$ 6.45	$ 8.93	$13.58	$ 6.40	$ 7.81

Total Return[2]	8.22%	(27.77)%	(34.24)%	112.19%	(18.05)%	(23.80)%

Ratios to Average Net Assets:

Expenses	3.00%[3]	2.55%	2.00%	1.85%	1.85%	1.85%

Expenses excluding interest expense	3.00%[3]	2.55%	2.00%	1.85%	1.85%	1.85%

Net operating loss	(1.55)%[3]	(1.05)%	(0.99)%	(0.78)%	(0.35)%	(0.53)%

Expense waiver/reimbursement[4]	0.89%[3]	0.61%	0.49%	1.90%	3.78%	4.77%

Supplemental Data:

Net assets, end of period (000 omitted)	$13,251	$13,822	$18,182	$25,883	$6,345	$7,297

Portfolio turnover	46%	184%	323%	260%	347%	193%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 6.19	$ 8.64	$13.24	$ 6.29	$ 7.73	$10.19
Income From Investment Operations:
Net operating loss	(0.07)[1]	(0.13)[1]	(0.21)[1]	(0.14)[1]	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.55	(2.32)	(4.39)	7.09	(1.37)	(2.38)

TOTAL FROM INVESTMENT OPERATIONS	0.48	(2.45)	(4.60)	6.95	(1.44)	(2.46)

Net Asset Value, End of Period	$ 6.67	$ 6.19	$ 8.64	$13.24	$ 6.29	$ 7.73

Total Return[2]	7.75%	(28.36)%	(34.74)%	110.49%	(18.63)%	(24.14)%

Ratios to Average Net Assets:

Expenses	3.75%[3]	3.30%	2.75%	2.60%	2.60%	2.60%

Expenses excluding interest expense	3.75%[3]	3.30%	2.75%	2.60%	2.60%	2.60%

Net operating loss	(2.27)%[3]	(1.82)%	(1.75)%	(1.53)%	(1.10)%	(1.25)%

Expense waiver/reimbursement[4]	0.89%[3]	0.61%	0.49%	1.90%	3.78%	4.77%

Supplemental Data:

Net assets, end of period (000 omitted)	$6,366	$5,901	$11,908	$16,614	$4,154	$3,606

Portfolio turnover	46%	184%	323%	260%	347%	193%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 6.20	$ 8.65	$13.28	$ 6.31	$ 7.74	$10.20
Income From Investment Operations:
Net operating loss	(0.07)[1]	(0.14)[1]	(0.21)[1]	(0.16)[1]	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.56	(2.31)	(4.42)	7.13	(1.35)	(2.34)

TOTAL FROM INVESTMENT OPERATIONS	0.49	(2.45)	(4.63)	6.97	(1.43)	(2.46)

Net Asset Value, End of Period	$ 6.69	$ 6.20	$ 8.65	$13.28	$ 6.31	$ 7.74

Total Return[2]	7.90%	(28.32)%	(34.86)%	110.46%	(18.48)%	(24.12)%

Ratios to Average Net Assets:

Expenses	3.75%[3]	3.30%	2.75%	2.60%	2.60%	2.60%

Expenses excluding interest expense	3.75%[3]	3.30%	2.75%	2.60%	2.60%	2.60%

Net operating loss	(2.32)%[3]	(1.85)%	(1.76)%	(1.53)%	(1.10)%	(1.22)%

Expense waiver/reimbursement[4]	0.89%[3]	0.61%	0.49%	1.90%	3.78%	4.77%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,539	$1,533	$5,407	$12,218	$608	$511

Portfolio turnover	46%	184%	323%	260%	347%	193%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic fixed income securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $10,155,348, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$ 452,261

2009	9,703,087

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Deliver	In Exchange For	Contract at Value	Unrealized Appreciation
Contract Sold:
6/14/2002	5,099,780 Japanese Yen	$41,400	$41,086	$314

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Shares of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	50,000,000
TOTAL	250,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,527,234	$16,310,123	12,227,077	$96,587,737
Shares redeemed	(2,770,264)	(17,952,782)	(12,119,310)	(95,508,362)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(243,030)	$(1,642,659)	107,767	$1,079,375

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	352,633	$2,165,861	501,911	$3,893,123
Shares redeemed	(351,459)	(2,199,935)	(926,379)	(6,992,584)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,174	$(34,074)	(424,468)	$(3,099,461)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	165,161	$1,026,074	3,047,771	$22,922,235
Shares redeemed	(182,329)	(1,145,550)	(3,425,320)	(25,900,553)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(17,168)	$(119,476)	(377,549)	$(2,978,318)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(259,024)	$(1,796,209)	(694,250)	$(4,998,404)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six months ended May 31, 2002, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$8,185,272

Sales	$9,788,540

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of May 31, 2002, the Fund had no outstanding loans. During the six months ended May 31, 2002, the maximum outstanding borrowing was $1,618,000. The Fund had an average outstanding daily balance of $1,042,889 with a high and low interest rate of 2.31% and 2.25%, respectively, representing only the days the LOC was utilized. Interest expense totaled $561 for the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Asia Pacific Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U102
Cusip 31428U201
Cusip 31428U300

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01934-02 (7/02)

Federated Investors
World-Class Investment Manager

Federated European Growth Fund

A Portfolio of Federated World Investment Series, Inc.

6TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated European Growth Fund

President's Message

Dear Fellow Shareholder:

Federated European Growth Fund was created in 1996, and I am pleased to present its sixth Semi-Annual Report. As of May 31, 2002, the fund's net assets totaled $43.8 million and were invested across 13 European countries in 75 securities selected for their capital appreciation potential.

In the fund's history, we have experienced four positive performance years. Those years have been followed by negative years, but of less consequential amounts. Currently, the good news is that investors are looking to lower priced international stocks with more rewarding earnings and growth rate potential than domestic stocks. We recommend investors should consider some exposure to international stocks, specifically Europe.1

This report covers the first half of the fund's fiscal year, which is the six-month reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with the fund's portfolio manager, Frank Semack, Vice President of Federated Global Investment Management Corp. Following his discussion of European market conditions and fund strategy are two additional items of interest: a complete listing of the fund's investments, and the publication of the fund's financial statements.

Through its select portfolio of stocks, the fund offers shareholders significant long-term growth opportunities. Individual share class total return performance for the six-month reporting period follows:2

	Total Return	Net Asset Value Increase
Class A Shares	1.26%	$11.11 to $11.25 = 1.26%
Class B Shares	0.85%	$10.60 to $10.69 = 0.85%
Class C Shares	0.95%	$10.58 to $10.68 = 0.95%

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on the offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were (4.34)%, (4.65)%, and (0.05)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

The fund's low total returns reflect continued volatility in world markets, but it is important to remember that short-term fluctuations are to be expected. Investors should not be discouraged from pursuing long-term growth through a diversified portfolio of European securities. My recommendation to all fund shareholders is to consider adding to your investment account regularly and to use the dollar-cost averaging method of investing.3 Please discuss this investment approach with your investment representative.

Thank you for choosing Federated European Growth Fund to pursue your long-term investment goals and for your continued confidence in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue purchasing during periods of low price levels.

Frank Semack

Vice President

Federated Global Investment Management Corp.

Investment Review

How did Europe's stock markets perform and what were the key drivers of their performance over the past six months?

The Morgan Stanley Capital International (MSCI) European Index1 rose 1.36% during the reporting period, buoyed by a recovery following the events of September 11, and increased optimism that the U.S. economy had stabilized. In December 2001, stocks soared as investors chose to look past mixed reports in hopes of a recovery. Top-performing stocks included stalwarts such as Nokia and Fortis. However, as it became apparent that demand forecasts would not be met in 2002, and in fact would be downgraded further, the same stocks underperformed.

The market was then affected by earnings quality worries triggered by accounting issues and Enron-related revelations, which created a mood of distrust among investors especially regarding acquisition-led strategies. Signs of better economic conditions in the United States, as well as in Europe, helped the markets regain most of the lost ground by the end of March 2002.

The market lacked conviction in April and May as terrorism fears and accounting worries spread across to European markets. Financial statement transparency and corporate financial health became the focus of renewed scrutiny, as in the case of the Dutch-domiciled Ahold. Against this backdrop, top-performing sectors included Automobiles, Food and Beverages, and Energy.

Technology stocks tumbled further during the past six months. A forecast by the CEO of Nokia, of a further drop in handset sales lowered the stock, as well as the rest of the sector. Ericsson's unexpected announcement of a rights offering reinforced pressures on the sector as well. Other negatively contributing sectors included Health Care and Insurance.

1 The MSCI European Index is an unmanaged, market value-weighted average of 530 securities listed on the stock exchanges of 15 countries in the European region. Investments cannot be made in an index.

After reaching a high of $0.93 in September 2001, the value of the euro eroded to $0.85 at the end of January 2002 on fears of a faster recovery in the United States relative to Europe. However, issues related to the U.S. budget deficit, as well as optimism regarding increased investment in Europe, drove the euro back to the $0.93 level in May 2002.

What is your outlook for the euro?

We believe the euro will continue to strengthen against the U.S. dollar, and we would not be surprised to see it breach the $1.00 level in coming months. Companies with predominantly European-sourced revenues, such as retail, would benefit. Oil companies, auto exporters and others would suffer, however, and the portfolio is underweight in both of these sectors.

Do you see a turnaround in the Technology Media and Telecommunications (TMT) sector?

We believe the TMT sector is for the most part still overvalued. Technology capital expenditures remain weak, and we believe this will prevent a full-blown recovery in the group. However, we believe there are pockets of opportunity.

We remain overweight in the Media sector as a play on a cyclical rebound, and still find some valuations attractive.

Do you see an economic recovery and rising interest rates before year-end?

An economic recovery is now underway in the United States and in Europe. The interest rate easing cycle is over, and bond markets signaled as much on both sides of the Atlantic. After its last cut in November, the Bank of England maintained interest rate levels through the remainder of the year as consumer spending drove economic growth. The Federal Reserve Board ("Fed") cut interest rates by 25 basis points to 1.75% in December 2001, and the European Central Bank (ECB) at last cut rates in December to 3.25%.

There were no cuts in short-term rates--either in the United States or in Europe until 2002. If anything, there is now speculation as to when the Bank of England will increase rates, with Sweden having already done so. Although inflation in the eurozone is still around 2.5%, the rate will most likely abate going forward, and the ECB will probably not raise rates before Autumn.

We expect inflation to fall below 2% in coming months owing to a favorable base effect from high gasoline prices last year. Assuming oil prices do not rise further, we believe the ECB may defer raising rates until October. The Bank of England may raise rates sooner.

The Institutional Brokers' Earnings System (I/B/E/S) consensus estimates indicate earnings growth of about 28% in 2002 and 21% in 2003, following a 30% drop in 2001. We believe that the consensus 2002 expectations are, as usual, too high. Earnings growth rates of around 10% in 2002 and 10%-15% in 2003 are more likely in our view, based on present evidence.

Is Germany ripe for a recovery?

Overall, the German economy remains in a fragile state. Germany currently depends entirely on external factors for growth, as evidenced by recent gross domestic product (GDP) numbers. Although first quarter GDP was in line with estimates--growing 0.2%--there was a huge discrepancy between internal and external developments. Domestic demand contributed negatively at (1.4%), while net trade contributed positively at 1.6%. Exports grew and imports fell. Domestic demand is crucial, and it will have to pick up before we feel more confident in Germany's recovery.

How does the recent wage increase by German metalworkers affect your opinion?

While wage increases may weigh on sentiment in the short-term, we believe cost-side restructuring, such as job elimination or moving jobs abroad will tend to offset them. A turnaround in the German economy could prove to be more important than the increase in wages. German inflation remains below the European average.

How does the outcome of the French election impact the market?

Following the right's sweeping victory in France's parliamentary elections, we expect to see some reforms. Along with challenges such as crime reduction and job creation, the new government will be faced with the task of debt reduction through privatizations and changes to pensions in order to fund tax cuts. France represents 13.7% of the European index, and is the second largest weighting. Accordingly, the European market is impacted by the French election only by as much as French stocks are affected.

How did the Federated European Growth Fund perform during the reporting period?

As of May 31, 2002, Federated European Growth Fund produced six-month total returns of 1.26% for Class A Shares, 0.85% for Class B Shares and 0.95% for Class C Shares, based on net asset value. The fund's performance benefited mainly from our stock selection and weightings in Media, where we were overweight, and the Energy and Financials sectors, where we were underweight. Thankfully, we avoided major laggards such as Colt Telecom and France Telecom.

Top-performing stocks included energy majors ENI and TotalFinaElf along with Nestle, in the Food and Beverage sector. Negative contributors included Vodafone and Nokia in line with overall market trends. Interestingly, our picks in the Technology sector fared better than the overall indexes.

How was Federated European Growth Fund allocated among countries and sectors, and what were the fund's top ten holdings as of May 31, 2002?

The country weightings were as follows:

Country	Percentage of Net Assets
United Kingdom	24.8%
France	17.5%
Switzerland	10.4%
Italy	10.0%
Germany	9.0%
Spain	7.7%
Netherlands	5.5%
Belgium	3.3%
Finland	3.0%
Greece	2.1%
Sweden	1.1%
Luxembourg	0.7%
Russia	0.5%

The sector breakdown was as follows:

Sector	Percentage of Net Assets
Financials	21.2%
Consumer Discretionary	13.3%
Consumer Staples	12.3%
Health Care	11.4%
Information Technology	11.0%
Energy	6.3%
Utilities	6.2%
Industrials	5.9%
Telecommunication Services	5.4%
Materials	2.6%

The top ten holdings were as follows:

Name	Country	Percentage of Net Assets
Nestle SA	Switzerland	2.8%
Standard Chartered PLC	United Kingdom	2.7%
TotalFinaElf SA, Class B	France	2.5%
Unilever PLC	United Kingdom	2.5%
GlaxoSmithKline PLC	United Kingdom	2.4%
ENI SpA	Italy	2.3%
Dexia	Belgium	2.2%
Schering AG	Germany	2.1%
Vodafone Group PLC	United Kingdom	2.1%
Roche Holding AC	Switzerland	2.1%
TOTAL		23.7%

What were some of the fund's recent stock purchases?

Some of the fund's recent purchases include the following companies:

  Hellenic Telecommunications Organization SA (Greece; 0.8% of net assets) provides telecom services to Greece. It boasts a strong balance sheet and has adequate cash flow to cover its operational needs.
  Roche Holding AG (Switzerland; 2.1% of net assets) appears to be relatively immune to generic competitors, and the planned sale of its vitamins and fine chemicals division should lead to higher valuation.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--95.6%
		Banks--14.9%
15,400		BNP Paribas	$866,612
18,600		Credit Suisse Group	685,793
8,085		Deutsche Bank AG	583,345
62,200		Dexia	980,059
18,150	[1]	EFG Eurobank	242,754
17,400		National Bank of Greece	359,485
15,100		Royal Bank of Scotland PLC, Edinburgh	439,466
98,529		Standard Chartered PLC	1,165,758
13,500		UBS AG	705,115
109,000		Unicredito Italiano SpA	486,633

		TOTAL	6,515,020

		Capital Goods--2.2%
11,500	[1]	ACS, Actividades de Constuccion y Servicios, SA	381,413
101,200		BAE Systems PLC	568,339

		TOTAL	949,752

		Commercial Services & Supplies--1.0%
64,750		Amadeus Global Travel Distribution SA	429,383

		Consumer Durables & Apparel--1.3%
6,230		Swatch Group AG, Class B	578,727

		Diversified Financials--2.7%
50,700		Amvescap PLC	506,065
50,000		Banca Fideuram SpA	345,580
14,100		Van der Moolen Holding NV	335,820

		TOTAL	1,187,465

		Energy--6.3%
65,000		ENI SpA	989,573
87,800		Shell Transport & Trading PLC	680,559
7,000		TotalFinaElf SA, Class B	1,091,192

		TOTAL	2,761,324

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Drug Retailing--2.7%
70,870		Boots Co. PLC	$709,466
9,300		Carrefour SA	468,620

		TOTAL	1,178,086

		Food Beverage & Tobacco--7.6%
23,800		Altadis SA	511,716
3,850		Groupe Danone	531,834
5,000		Nestle SA	1,212,556
118,200		Unilever PLC	1,085,607

		TOTAL	3,341,713

		Hotels Restaurants & Leisure--1.1%
42,450		Autogrill SpA	480,537

		Household & Personal Products--2.0%
7,380	[1]	Beiersdorf AG	870,920

		Insurance--3.6%
8,600		Assurances Generales de France	417,685
40,000		CGNU PLC	373,815
63,250		Riunione Adriatica di Sicurta SpA	785,704

		TOTAL	1,577,204

		Materials--2.6%
16,000	[1]	Arcelor	227,298
209,900	[1]	Corus Group PLC	270,141
15,900		UPM - Kymmene OY	620,755

		TOTAL	1,118,194

		Media--9.8%
59,300	[1]	British Sky Broadcasting Group PLC	637,438
56,250	[1]	Eniro AB	490,626
6,600		M6 Metropole Television	181,850
103,860	[1]	Recoletos Compania Editorial SA	517,038
30,500		Reed International PLC	293,063
30,000		SES Global	297,012
19,300	[1]	Sogecable SA	420,912
17,527		VNU NV	543,491
15,175		Vivendi Universal SA	476,228
41,900		WPP Group PLC	436,304

		TOTAL	4,293,962

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--11.4%
10,875		Aventis SA	$756,715
50,846		GlaxoSmithKline PLC	1,044,046
10,190		Novartis AG	437,085
11,425	[1]	Roche Holding AG	915,675
7,200		Sanofi-Synthelabo SA	436,776
15,540		Schering AG	935,886
12,100		UCB SA	463,357

		TOTAL	4,989,540

		Retailing--1.0%
12,250		Fielmann AG	451,939

		Software & Services--3.6%
13,001		Altran Technologies SA	639,932
41,800	[1]	Autonomy Corp. PLC	220,383
137,300		Sage Group PLC (The)	352,406
74,000	[1]	Wanadoo	352,492

		TOTAL	1,565,213

		Technology Hardware & Equipment--7.5%
115,300	[1]	ARM Holdings PLC	315,331
21,750	[1]	ASM Lithography Holding NV	415,635
30,300		Alcatel SA	359,412
19,300		Koninklijke (Royal) Philips Electronics NV	600,993
38,050		Nokia Oyj	543,742
12,000		Nokia Oyj, Class A, ADR	166,560
31,120		STMicroelectronics NV	857,159

		TOTAL	3,258,832

		Telecommunication Services--5.4%
20,350		Hellenic Telecommunications Organization SA	328,439
113,600	[1]	KPN NV	498,681
8,100	[1]	VimpelCom, ADR	232,389
610,944		Vodafone Group PLC	922,544
627,700	[1]	mmO2 PLC	390,154

		TOTAL	2,372,207

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Transportation--2.8%
106,500		Autostrade SpA	$865,397
14,600		Fraport AG	350,865

		TOTAL	1,216,262

		Utilities--6.1%
135,600		Centrica PLC	412,495
14,000		E.On AG	729,379
43,600		Endesa SA	675,992
23,250		Gas Natural SDG SA	434,310
150,500		Snam Rete Gas SpA	431,541

		TOTAL	2,683,717

		TOTAL COMMON STOCKS (IDENTIFIED COST $43,267,256)	41,819,997

		REPURCHASE AGREEMENT--4.2%[2]
$1,839,000		Bank of America LLC, 1.83%, dated 5/31/2002, due 6/3/2002 (at amortized cost)	1,839,000

		TOTAL INVESTMENTS (IDENTIFIED COST $45,106,256)[3]	$43,658,997

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $45,106,256. The net unrealized depreciation of investments on a federal tax basis amounts to $1,447,259 which is comprised of $3,414,874 appreciation and $4,862,133 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($43,756,890) at May 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified and tax cost $45,106,256)		$43,658,997
Cash		660
Cash denominated in foreign currency (identified cost $52,825)		52,979
Income receivable		111,134
Receivable for shares sold		59,683

TOTAL ASSETS		43,883,453

Liabilities:
Payable for shares redeemed	$98,997
Accrued expenses	27,566

TOTAL LIABILITIES		126,563

Net assets for 3,984,667 shares outstanding		$43,756,890

Net Assets Consist of:
Paid in capital		$60,238,269
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(1,443,224)
Accumulated net realized loss on investments and foreign currency transactions		(14,848,189)
Net operating loss		(189,966)

TOTAL NET ASSETS		$43,756,890

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($23,696,306 ÷ 2,107,190 shares outstanding)		$11.25

Offering price per share (100/94.50 of $11.25)[1]		$11.90

Redemption proceeds per share		$11.25

Class B Shares:
Net asset value per share ($12,552,393 ÷ 1,174,175 shares outstanding)		$10.69

Offering price per share		$10.69

Redemption proceeds per share (94.50/100 of $10.69)[1]		$10.10

Class C Shares:
Net asset value per share ($7,508,191 ÷ 703,302 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share (99.00/100 of $10.68)[1]		$10.57

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $53,243)		$408,329
Interest		13,971

TOTAL INCOME		422,300

Expenses:
Investment adviser fee	$215,468
Administrative personnel and services fee	92,247
Custodian fees	25,552
Transfer and dividend disbursing agent fees and expenses	58,974
Directors'/Trustees' fees	737
Auditing fees	6,932
Legal fees	1,691
Portfolio accounting fees	38,623
Distribution services fee--Class B Shares	50,092
Distribution services fee--Class C Shares	26,196
Shareholder services fee--Class A Shares	28,438
Shareholder services fee--Class B Shares	16,697
Shareholder services fee--Class C Shares	8,732
Share registration costs	19,145
Printing and postage	17,943
Insurance premiums	553
Taxes	1,991
Interest Expense	853
Miscellaneous	1,402

TOTAL EXPENSES	612,266

Net operating loss		(189,966)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(3,355,199)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(3,941,865)

Net realized and unrealized gain on investments and foreign currency transactions		586,666

Change in net assets resulting from operations		$396,700

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(189,966)	$(492,410)
Net realized loss on investments and foreign currency transactions	(3,355,199)	(11,512,051)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	3,941,865	(2,630,655)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	396,700	(14,635,116)

Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	--	(3,024,717)
Class B Shares	--	(1,644,533)
Class C Shares	--	(681,721)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(5,350,971)

Share Transactions:
Proceeds from sale of shares	31,643,147	173,555,446
Net asset value of shares issued to shareholders in payment of distributions declared	--	4,868,056
Cost of shares redeemed	(33,874,953)	(189,939,123)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,231,806)	(11,515,621)

Change in net assets	(1,835,106)	(31,501,708)

Net Assets:
Beginning of period	45,591,996	77,093,704

End of period	$43,756,890	$45,591,996

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$11.11	$15.34	$17.60	$15.79	$13.33	$11.80
Income From Investment Operations:
Net investment income (net operating loss)	(0.03)	(0.06)[1]	(0.06)[1]	(0.06)[1]	0.04	0.06 [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17	(3.15)	(1.15)	2.47	2.84	1.93

TOTAL FROM INVESTMENT OPERATIONS	0.14	(3.21)	(1.21)	2.41	2.88	1.99

Less Distributions:
Distributions from net investment income	--	--	--	--	--	(0.09)
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)	(0.37)

TOTAL DISTRIBUTIONS	--	(1.02)	(1.05)	(0.60)	(0.42)	(0.46)

Net Asset Value, End of Period	$11.25	$11.11	$15.34	$17.60	$15.79	$13.33

Total Return[2]	1.26%	(22.66)%	(7.73)%	15.68%	22.13%	17.54%

Ratios to Average Net Assets:

Expenses	2.49%[3]	2.13%	1.88%	1.84%	1.85%	1.91%

Expenses excluding interest expense	2.48%[3]	2.13%	1.88%	1.84%	1.85%	1.91%

Net investment income (net operating loss)	(0.52)%[3]	(0.46)%	(0.35)%	(0.36)%	0.24%	0.50%

Expense waiver/reimbursement[4]	--	--	0.07%	0.44%	0.63%	2.79%

Supplemental Data:

Net assets, end of period (000 omitted)	$23,696	$24,584	$43,695	$37,555	$40,453	$17,008

Portfolio turnover	70%	166%	301%	226%	175%	119%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period:	$10.60	$14.77	$17.11	$15.48	$13.18	$11.74
Income From Investment Operations:
Net operating loss	(0.07)[1]	(0.15)[1]	(0.19)[1]	(0.16)[1]	(0.00)[2]	(0.03)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16	(3.00)	(1.10)	2.39	2.72	1.91

TOTAL FROM INVESTMENT OPERATIONS	0.09	(3.15)	(1.29)	2.23	2.72	1.88

Less Distributions:
Distributions from net investment income	--	--	--	--	--	(0.07)
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)	(0.37)

TOTAL DISTRIBUTIONS	--	(1.02)	(1.05)	(0.60)	(0.42)	(0.44)

Net Asset Value, End of Period	$10.69	$10.60	$14.77	$17.11	$15.48	$13.18

Total Return[3]	0.85%	(23.16)%	(8.46)%	14.80%	21.14%	16.61%

Ratios to Average Net Assets:

Expenses	3.24%[4]	2.88%	2.63%	2.59%	2.60%	2.66%

Expenses excluding interest expense	3.24%[4]	2.88%	2.63%	2.59%	2.60%	2.66%

Net operating loss	(1.32)%[4]	(1.20)%	(1.10)%	(1.11)%	(0.51)%	(0.25)%

Expense waiver/reimbursement[5]	--	--	0.07%	0.44%	0.63%	2.79%

Supplemental Data:

Net assets, end of period (000 omitted)	$12,552	$14,198	$23,705	$20,765	$17,952	$5,781

Portfolio turnover	70%	166%	301%	226%	175%	119%

1 Per share information is based on average shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$10.58	$14.72	$17.06	$15.43	$13.15	$11.73
Income From Investment Operations:
Net operating loss	(0.06)[1]	(0.14)[1]	(0.18)[1]	(0.17)[1]	(0.00)[2]	(0.03)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16	(2.98)	(1.11)	2.40	2.70	1.90

TOTAL FROM INVESTMENT OPERATIONS	0.10	(3.12)	(1.29)	2.23	2.70	1.87

Less Distributions:
Distributions from net investment income	--	--	--	--	--	(0.08)
Distributions from net realized gain on investments and foreign currency transactions	--	(1.02)	(1.05)	(0.60)	(0.42)	(0.37)

TOTAL DISTRIBUTIONS	--	(1.02)	(1.05)	(0.60)	(0.42)	(0.45)

Net Asset Value, End of Period	$10.68	$10.58	$14.72	$17.06	$15.43	$13.15

Total Return[3]	0.95%	(23.03)%	(8.49)%	14.85%	21.03%	16.55%

Ratios to Average Net Assets:

Expenses	3.24%[4]	2.88%	2.63%	2.59%	2.60%	2.66%

Expenses excluding interest expenses	3.24%[4]	2.88%	2.63%	2.59%	2.60%	2.66%

Net operating loss	(1.21)%[4]	(1.14)%	(1.06)%	(1.11)%	(0.51)%	(0.23)%

Expense waiver/reimbursement[5]	--	--	0.07%	0.44%	0.63%	2.79%

Supplemental Data:

Net assets, end of period (000 omitted)	$7,508	$6,810	$9,693	$5,325	$2,426	$768

Portfolio turnover	70%	166%	301%	226%	175%	119%

1 Per share information is based on average shares outstanding.

2 Amount rounds to less than $(0.01) per share.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc., (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $11,462,369, which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such a capital loss carryforward will expire in 2009.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2002, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,698,683	$29,774,334	11,192,306	$153,320,884
Shares issued to shareholders in payment of distributions declared	--	--	180,843	2,716,266
Shares redeemed	(2,804,912)	(30,879,749)	(12,008,369)	(164,651,654)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(106,229)	$(1,105,415)	(635,220)	$(8,614,504)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	29,530	$313,952	146,185	$1,985,063
Shares issued to shareholders in payment of distributions declared	--	--	103,010	1,486,435
Shares redeemed	(195,093)	(2,078,770)	(514,216)	(6,314,688)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(165,563)	$(1,764,818)	(265,021)	$(2,843,190)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	146,275	$1,554,861	1,466,851	$18,249,499
Shares issued to shareholders in payment of distributions declared	--	--	46,269	665,355
Shares redeemed	(86,416)	(916,434)	(1,527,981)	(18,972,781)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	59,859	$638,427	(14,861)	$(57,927)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(211,933)	$(2,231,806)	(915,102)	$(11,515,621)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six months ended May 31, 2002, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$28,928,102

Sales	$32,329,009

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of May 31, 2002, the Fund had no outstanding loans. During the six months ended May 31, 2002, the maximum outstanding borrowing was $5,368,000. The Fund had an average outstanding daily balance of $3,425,500 with a high and low interest rate of 2.50% and 2.25%, respectively, representing only the days LOC was utilized. Interest expense totaled $853 for the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated European Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U706
Cusip 31428U805
Cusip 31428U888

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01742-02 (7/02)

Federated Investors
World-Class Investment Manager

Federated Emerging Markets Fund

A Portfolio of Federated World Investment Series, Inc.

6TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Emerging Markets Fund

President's Message

Dear Fellow Shareholder:

Federated Emerging Markets Fund was created in 1996 and I am pleased to present its sixth Semi-Annual Report. The fund provides investors easy access to stock investments in 21 emerging market countries in Africa, the Middle East, Latin America, Asia and Europe. As of May 31, 2002, the fund held 104 securities, with net assets of $45.5 million. International stocks are attractive to investors--both institutional and individual--because they have higher earnings forecasts and realistic growth ratios in comparison to U.S. corporations.1 These corporations may represent a more conservative outlook to growth. Currently, their prices may not be at bargain levels, but the prices are attractive.

This report covers the six-month reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with the fund's portfolio manager, Stephen Auth, Senior Vice President of Federated Global Investment Management Corp. Following his discussion of emerging market economic conditions and fund investment strategies are two additional items of interest: a complete listing of the fund's investments, and the publication of the fund's financial statements.

Signs of a global economic recovery proved stimulating for many overseas markets, as reflected in the fund's strong total returns. Individual share class total return performance for the six-month reporting period follows:2

	Total Return	Net Asset Value Increase
Class A Shares	19.85%	$7.96 to $9.54 = 19.85%
Class B Shares	19.53%	$7.63 to $9.12 = 19.53%
Class C Shares	19.37%	$7.64 to $9.12 = 19.37%

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging market securities can be significantly more volatile than the prices of securities in developed markets.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares were 13.30%, 14.03%, and 18.37%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Investing in emerging international markets, in which there is so much potential for growth, is clearly a long-term proposition. In this market climate especially, I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to utilize the dollar-cost averaging method of investing. By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high--a convenient, painless way to "pay yourself first" and enjoy the benefits of compounding.3 Please discuss this investment approach with your financial adviser.

Thank you for choosing Federated Emerging Markets Fund to pursue your long-term investment goals and for your continued confidence in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue purchases during periods of low price levels.

Stephen Auth

Senior Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the emerging marketplace for the past six months?

The six-month reporting period ended May 31, 2002 proved to be the first period of positive returns for international equity markets since 1999. Although the Standard & Poor's 500 Index ("S&P 500")1 declined another 5.7% in the same period, European markets rose 1.4%, Japan rose 6.4%, and, most important for the fund's shareholders, the overall emerging markets rose 19.1% over this six-month period.

The better returns for overseas markets reflected a number of positive developments. First, incoming economic data suggested that the global economy had bottomed sometime in the fourth quarter of 2001, and that a synchronized global economic recovery was underway. Second, evidence mounted that a number of emerging market economies, that had been in various forms of crisis in the late 1990s, were seeing an acceleration in domestic growth, most notably in South Korea and Russia. Finally, overseas markets may have benefited from investment flows beginning to move out of the United States into other markets, as investors became increasingly discouraged by a series of accounting and corporate scandals.

Although international markets ended the six-month period in the black, volatility remained high and returns were choppy. The volatility reflected off-and-on concerns: the strength of the economic recovery in the United States; intermittent fears about terrorist attacks in the United States, India, Israel, and elsewhere; often conflicting signals from the corporate sector regarding the recovery in profits; and, a number of well-publicized accounting scandals, mostly in the United States, though often pulling sentiment down globally.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index.

The relatively strong performance in the emerging markets reflected a number of positive factors--the central bank interest rate cuts in 2001, which fueled global liquidity, and emerging markets tend to perform best when global liquidity is high. Restructuring at the economic and corporate level in many markets has begun to bear fruit in the form of higher growth. And, valuations of many emerging market stocks remain relatively inexpensive, trading at multiples of 8-12 times earnings, compared to multiples of 20-28 times for developed markets in Europe and the United States.

By market, some of the best performing emerging countries were: Russia, 45.3%; South Korea, 40.0%, Taiwan, 24.3%; and Mexico, 15.0%. The steady run-up in Russia reflected continued improvements in Russia's geo-political position following the events of September 11, the extremely low prices of stocks in Russia, economic reforms adopted by President Putin, and a general trend toward improved shareholder focus of the major Russian companies.

South Korea benefited from signs that its domestic economy was really beginning to takeoff, combined with cheap stock prices and much improved corporate governance. Taiwan benefited from the improved global position of its key technology companies, which are gaining share in computer chips and in foundry production from Western peers.

On the negative side, three of the worst performing markets in the period were India (down 3.5%), Turkey (down 5.2%), and Argentina (down 49.8%). India was hurt by political uncertainty and the tensions with Pakistan, while Turkey and Argentina have been hit by continued problems as they grapple with their respective economic crises since the currency devaluations each experienced last year.

How did the fund perform over the six-month reporting period?

As of May 31, 2002, the fund's total returns based on net asset value were: Class A Shares, 19.85%; Class B Shares, 19.53%; and Class C Shares, 19.37%. During this period, the fund outperformed its peer group, the Lipper Emerging Markets Funds Average, which averaged 19.32%.2 It also outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which returned 19.10%.3

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. Investments cannot be made in an index.

What were the fund's country allocations as of May 31, 2002?

The portfolio was diversified across the following 21 countries:

Country	Percentage of Net Assets
South Korea	23.0%
Taiwan	11.3%
Mexico	10.2%
Brazil	9.8%
Russia	7.4%
India	5.3%
Hong Kong	5.0%
United Kingdom	4.7%
South Africa	4.6%
Malaysia	4.0%
Thailand	3.9%
Israel	2.1%
Indonesia	1.7%
Venezuela	1.2%
Panama	1.1%
Turkey	1.1%
Hungary	1.0%
China	0.8%
Poland	0.7%
Philippines	0.6%
Egypt	0.3%

What were the fund's top ten holdings as of May 31, 2002?

Name	Country	Industry	Percentage of Net Assets
Samsung Electronics Co.	South Korea	Technology Hardware & Equipment	5.9%
Taiwan Semiconductor Manufacturing Co.	Taiwan	Technology Hardware & Equipment	3.3%
Kookmin Bank	South Korea	Banking	2.9%
Anglo American PLC	United Kingdom	Materials	2.8%
Telefonos de Mexico, Class L, ADR	Mexico	Telecommunication Services	2.2%
Petroleo Brasileiro SA, ADR	Brazil	Energy Sources	2.2%
China Mobile (Hong Kong) Ltd.	Hong Kong	Telecommunication Services	2.0%
Lukoil Holding Co., ADR	Russia	Energy Sources	1.9%
National Finance Public Co., Ltd.	Thailand	Diversified Financials	1.9%
SK Telecom Co. Ltd.	South Korea	Telecommunication Services	1.9%
TOTAL			27.0%

Which countries and sectors had the greatest influence on the fund's performance during the six-month reporting period?

The fund's strong results are attributable largely to a number of portfolio bets we put in place under the assumption that the world's economy was in recovery mode. These bets largely worked as signs of economic recovery appeared. Our biggest overweight, Russia, helped our performance as the recovery drove oil prices higher and improved the outlook for the Russian economy and stock market. We also had overweights in South Korea, one of the cheapest markets in the world after Russia, and one highly levered to global economic activity. Although we were neutral in Taiwan, most of our investments there were in Technology stocks, which performed well as chip prices stabilized and the information technology hardware outlook improved. Within Latin America, we remained skeptical, and out of Argentina, which performed poorly as the situation there unraveled, while overweighted in Mexico and Brazil. The former, especially, is very dependent on U.S. economic activity and so performed well as the U.S. economy recovered. Our portfolio was also overweighted in minerals and commodities stocks throughout the emerging markets, and many of these stocks rallied as commodity prices improved.

One overweight position we had going into the quarter that proved a poor choice was Turkey, which by March had floundered on the back of market disappointment with the restructuring effort there. Fortunately, we used a run-up in the market earlier in the year to reduce this position to 1.14% of the fund, thereby avoiding most of the negative impact.

Can you highlight some of the fund's holdings and what you like about them?

One of the largest positions in the fund's portfolio is Samsung Electronics (5.9% of net assets), the largest computer memory chip manufacturer in the world. What we like about Samsung is that it is a low cost producer of computer chips, and so it can make money in a business where smaller competitors with less scale cannot. We expect memory chip prices to recover as the world's economy picks up. Samsung is also growing market share aggressively in its two other businesses--mobile phones and Liquid Crystal Display (LCD) screens. The latter is one of the few true high growth areas left in Technology right now, as LCD screens are increasingly replacing the vast number of Cathode Ray Tube (CRT) monitors out there in the Personal Computer (PC) market. Samsung has not only great growth prospects, it is also cheap, trading at just seven times forecasted earnings.

In Russia, a position we have added to lately is Lukoil (1.9% of net assets). Lukoil is one of the largest oil companies in Russia, and by reserves, one of the largest in the world. It has benefited from the increased focus in both Russia and the West on increasing Russian oil production, thus lessening the impact of the Organization of the Petroleum Exporting Countries (OPEC). Lukoil trades at just 3-4 times cash flow, about a third of where the integrated Western oil companies trade, despite the fact that it has better growth prospects in the years ahead.

In Latin America, two names we have added recently to the portfolio are Panamerican Beverages (Panamco) (1.1% of net assets), a large Latin American beverage bottler, and Companhia Vale do Rio Doce (CVRD) (1.2% of net assets), based in Brazil, and one of the largest iron ore manufacturers in the world. Both of these companies are extremely well managed, with very strong positions in their respective markets. Panamco is geared to economic recovery in Latin America, as the consumer sector improves. CVRD is geared to the global economic recovery in the "old economy." As much of its production is exported, CVRD is somewhat immune to the ongoing depreciation of the Brazilian real. The stocks of these companies are cheap, and trading between 3-4 times cash flow.

As we reach the mid-point of 2002, what is your outlook for emerging markets for the rest of the year?

Although the fund has enjoyed a strong bounce year to date, many of the positions we own remain quite inexpensive relative to global benchmarks, and, at the margin, we expect economic and corporate news to remain positive. We have, therefore, maintained most of our positions, with a few exceptions.

We have scaled back somewhat our Russian exposure on the back of the run-up there, and have rotated some of our profits on Yukos (1.8% of net assets; an oil company) into other Russian names, such as RAO Unified Energy System (UES) (1.3% of net assets; the largest electric utility), Lukoil and Wimm-Bill-Dan (0.3% of net assets; a consumer products company), which have not moved as much. However, we remain optimistic on the outlook, and Russia is still a major overweight for the fund. We expect the Russian market to be gradually re-rated over the next few years, as Russia enters the class of investment grade countries.

Elsewhere in Eastern Europe and Africa, we cut our position in Turkey to neutral early in 2002, during a run-up in the market. The market has subsequently fallen back on political concerns and the pace of reforms. In the process, Turkish stocks have gotten excessively cheap once again, and we are studying it carefully for a renewed entry point. We have also added to our position in South Africa, mainly through minerals, commodities, and oil stocks, such as Anglo American (2.8% of net assets). We expect earnings in these South African companies to improve as the global economy recovers and commodities prices rise.

We have cut our overweight position in Mexico to neutral, mostly by reducing our positions in the Mexican banks Grupo Financiero Banorte (1.4% of net assets) and Grupo Financiero BBVA Bancomer (1.8% of net assets) as well as eliminating our position in the television company, TV Azteca. We have made a significant amount of money in Mexico and, at the margin, feel that the Mexican peso may be somewhat overvalued. We are also concerned about the strength of the U.S. economic recovery with Mexico's economy so closely linked to the United States. Mexico holds some of the highest quality companies in emerging markets, with still strong growth rates, so it will remain a core position in the portfolio despite our having cut it back to a neutral position.

While cutting Mexico, we have added elsewhere to the fund's Latin American holdings, as we have found very cheap assets, such as Panamco, mentioned above, and Compania Anonima Nacional Telefonos de Venezuela (1.2% of net assets), the Venezuelan telephone company. We have also maintained our overweight in Brazil, adding stocks such as CVRD, noted above, and Petroleo Brasileiro SA (2.2% of net assets), the large oil company in Brazil. At the same time, we have cut back our exposure to the telecommunications sector there. The Brazilian market has been a drag on the fund's performance for much of the reporting period, largely on the back of concerns over the coming presidential election. Stocks in Brazil are extremely cheap, and we believe discounting more than the worse case scenario at this point.

In Asia, we cut Taiwan to an underweight position earlier in the reporting period, mostly through sales of Technology holdings. Many of these stocks had become more expensive than other emerging markets stocks available, so we took profits. We have maintained our overweight in South Korea, one of the cheapest stock markets in the world despite its strong growth prospects. The domestic outlook in South Korea is positive, and we have added to domestic names such as Pohang Iron and Steel Co. Ltd. (1.3% of net assets).

Although emerging markets have come under some selling pressure late in this reporting period and in June, as this report is being written, we remain confident in the intermediate and longer term investment case for the stocks we own in the portfolio. Economic growth is picking up, valuations remain cheap relative to history and to mature markets, and investors generally remain underweighted this asset class. All of these factors should help the fund remain competitive over the next one to three years.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--95.0%
		Automobiles--2.2%
846,600		Denway Motors Ltd.	$246,930
29,000		Hero Honda Motors Ltd.	192,278
17,000		Hyundai Motor Co.	563,493

		TOTAL	1,002,701

		Banking--15.1%
42,000,000		Akbank T.A.S.	116,870
400,000	[1]	Bangkok Bank Public Co., Ltd.	699,102
575,576	[1]	Chinatrust Financial Holding Co., Ltd.	533,254
340,000		Equitable Banking Corp.	281,216
935,000		Grupo Financiero BBVA Bancomer, SA de CV	809,079
255,700		Grupo Financiero Banorte, SA de CV	653,974
38,480		Hana Bank	576,740
25,927	[1]	Kookmin Bank	1,338,732
35,000	[1]	Koram Bank	351,643
52,000		Malayan Banking BHD	123,158
390,000		Public Bank BHD	363,316
823,321	[1]	SinoPac Holdings Co.	385,024
91,500		Standard Bank Investment Corp., Ltd.	318,169
97,500,000	[1]	Turkiye Garanti Bankasi A.S.	169,565
59,000,000	[1]	Yapi ve Kredi Bankasi A.S.	145,704

		TOTAL	6,865,546

		Capital Goods--3.2%
165,000		Citic Pacific Ltd.	373,373
45,000		Larsen & Toubro Ltd.	159,166
52,000		Remgro Ltd.	371,316
414,000		Sime Darby BHD	571,974

		TOTAL	1,475,829

		Diversified Financials--3.4%
6,700,000		Alarko Holding A.S.	86,226
12,270		Daishin Securities Co.	228,364
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Diversified Financials--continued
1,885,000	[1]	National Finance Public Co., Ltd.	$854,795
11,270	[1]	Samsung Securities Co., Ltd.	361,033

		TOTAL	1,530,418

		Energy Sources--6.8%
286,000		CNOOC Ltd.	386,841
12,150		Lukoil Holding Co., ADR	859,890
42,500		Petroleo Brasileiro SA, ADR	1,011,925
79,500		YUKOS	818,850

		TOTAL	3,077,506

		Food Beverage & Tobacco--6.0%
10,900		Cheil Jedang Corp.	491,905
19,700		Coca-Cola Femsa, SA de CV, ADR	502,350
32,100	[1]	International Foods Co. (Hostess)	145,218
2,600		Nong Shim Co. Ltd.	190,562
776,000		PT Hanjaya Mandala Sampoerna Tbk	408,186
28,700		Panamerican Beverages, Inc., Class A	520,618
36,100		South African Breweries PLC	305,420
6,360	[1]	Wimm-Bill-Dann Foods OJSC, ADR	148,188

		TOTAL	2,712,447

		Hotels Restaurants & Leisure--1.6%
190,000		Genting Berhad	750,000

		Household & Personal Products--0.6%
78,800		Hindustan Lever Ltd.	297,208

		Insurance--0.4%
182,000		Sanlam Ltd.	163,475

		Materials--13.3%
68,700		Anglo American PLC	1,261,556
6,700		Anglo American Platinum Corp. Ltd.	325,577
86,300		Associated Cement Companies Ltd.	266,331
100,000		BHP Billiton PLC	567,778
7,900		Cemex SA de CV, ADR	237,237
10,000	[1]	Cemex SA de CV, Warrants	7,782
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--continued
18,800	[1]	Companhia Vale do Rio Doce, ADR	$564,000
18,550		Gold Fields Ltd.	245,753
6,850		Harmony Gold Mining Co. Ltd.	107,919
8,500		Impala Platinum Holdings Ltd.	556,177
24,153	[1]	JSC Mining and Smelting Co. Norilsk Nickel, ADR	540,822
5,220		Pohang Iron and Steel Co. Ltd.	599,679
38,000		Reliance Industries Ltd.	205,042
27,300		Votorantim Celulose e Papel SA, ADR	566,475

		TOTAL	6,052,128

		Media--1.3%
1,700		Cheil Communications, Inc.	205,798
9,000	[1]	Grupo Televisa SA, GDR	377,550

		TOTAL	583,348

		Pharmaceuticals & Biotechnology--4.3%
8,300	[1]	Dr. Reddy's Laboratories Ltd., ADR	163,925
5,000		Gedeon Richter RT	315,017
34,800	[1]	Ranbaxy Laboratories Ltd.	547,491
15,600	[1]	Taro Pharmaceutical Industries Ltd.	439,608
7,350		Teva Pharmaceutical Industries Ltd., ADR	492,670

		TOTAL	1,958,711

		Retailing--0.8%
134,800		Wal-Mart de Mexico, SA de CV	390,218

		Software & Services--1.3%
4,180		Infosys Technologies Ltd.	288,451
30,700	[1]	Satyam Computer Services Ltd., ADR	307,307

		TOTAL	595,758

		Technology Hardware & Equipment--16.9%
1,000,000	[1]	ASE Test Ltd., GDR	161,765
241,000	[1]	Advanced Semiconductor Engineering Inc.	196,344
124,000		Asustek Computer, Inc.	412,118
165,000	[1]	Au Optronics Corp.	216,441
7,000	[1]	Au Optronics Corp., ADR	82,600
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Technology Hardware & Equipment--continued
33,784		DaeDuck GDS Co. Ltd.	$375,594
36,000	[1]	LITE-ON IT CORP.	212,824
15,200		MediaTek, Inc.	219,059
7,700		Samsung Electro-Mechanics Co.	453,389
9,520		Samsung Electronics Co.	2,681,248
242,000	[1]	Siliconware Precision Industries Co.	212,106
604,000	[1]	Taiwan Semiconductor Manufacturing Co.	1,518,882
575,000	[1]	United Microelectronics Corp.	766,103
25,000	[1]	United Microelectronics Corp., ADR	212,500

		TOTAL	7,720,973

		Telecommunication Services--14.0%
215,000		Advanced Information Service PCL	233,585
35,600		America Movil SA de CV, Class L, ADR	622,644
13,600	[1]	AO VimpelCom, ADR	390,184
90,545	[1]	Celular CRT Participacoes SA	12,827
290,000	[1]	China Mobile (Hong Kong) Ltd.	916,492
400,000	[1]	China Unicom Ltd.	371,802
34,300		Compania Anonima Nacional Telefonos de Venezuela, ADR	552,916
13,020		KT Corp.	581,145
37,000		Matav RT	132,596
263,000		PT Indonesian Satellite Corp., Tbk	355,303
3,800		SK Telecom Co. Ltd.	846,496
29,300		Telefonos de Mexico, Class L, ADR	1,019,640
93,000		Telekomunikacja Polska SA	320,530

		TOTAL	6,356,160

		Transportation--1.1%
20,000	[1]	Companhia de Concessoes Rodoviarias	126,984
1,200,000		Zhejiang Expressway Co., Ltd.	380,777

		TOTAL	507,761

		Utilities--2.7%
53,000		Korea Electric Power Corp., ADR	611,090
44,700		RAO Unified Energy System, ADR	611,049

		TOTAL	1,222,139

		TOTAL COMMON STOCKS (IDENTIFIED COST $34,361,819)	43,262,326

Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCKS--4.8%
		Banks--1.1%
7,200,000		Banco Itau SA, Preference	$496,000

		Food Beverage & Tobacco--0.4%
28,100		Perdigao SA, Preference	168,934

		Materials--1.5%
35,000,000		Gerdau SA, Preference	430,556
82,600		Usinas Siderurgicas de Minas Gerais SA, Preference	250,750

		TOTAL	681,306

		Telecommunication Services--1.2%
1,370,000	[1]	Celular CRT Participacoes SA, Preference, Series A	226,691
14,975,500	[1]	Telemar Norte Leste SA, Preference	320,844

		TOTAL	547,535

		Utilities--0.6%
20,396,771		Companhia Energetica de Minas Gerais, Preference	273,899

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,893,047)	2,167,674

		CORPORATE BONDS--0.0%
		Materials--0.0%
$15,900	[1]	Companhia Vale do Rio Doce, Conv. Deb. 12/12/2009 (identified cost $137)	0

		TOTAL INVESTMENTS (IDENTIFIED COST $36,255,003)[2]	$45,430,000

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $36,255,003. The net unrealized appreciation of investments on a federal tax basis amounts to $9,174,997 which is comprised of $10,718,791 appreciation and $1,543,794 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($45,532,278) at May 31, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $36,255,003)		$45,430,000
Cash		3,207
Cash denominated in foreign currencies (identified cost $152,252)		152,421
Income receivable		84,208
Receivable for investments sold		578,944
Receivable for shares sold		2,532

TOTAL ASSETS		46,251,312

Liabilities:
Payable for line of credit	$501,900
Payable for shares redeemed	71,863
Payable for custodian fees	62,944
Payable for transfer and dividend disbursing agent fees and expenses	41,092
Payable for printing and postage	16,862
Accrued expenses	24,373

TOTAL LIABILITIES		719,034

Net assets for 4,823,375 shares outstanding		$45,532,278

Net Assets Consist of:
Paid in capital		$70,757,244
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		9,170,821
Accumulated net realized loss on investments and foreign currency transactions		(34,259,529)
Net operating loss		(136,258)

TOTAL NET ASSETS		$45,532,278

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($35,125,743 ÷ 3,681,852 shares outstanding)		$9.54

Offering price per share (100/94.50 of $9.54)[1]		$10.10

Redemption proceeds per share		$9.54

Class B Shares:
Net asset value per share ($9,054,213 ÷ 993,275 shares outstanding)		$9.12

Offering price per share		$9.12

Redemption proceeds per share (94.50/100 of $9.12)[1]		$8.62

Class C Shares:
Net asset value per share ($1,352,322 ÷ 148,248 shares outstanding)		$9.12

Offering price per share		$9.12

Redemption proceeds per share (99.00/100 of $9.12)[1]		$9.03

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $52,249)		$469,719
Interest		12,227

TOTAL INCOME		481,946

Expenses:
Investment adviser fee	$305,645
Administrative personnel and services fee	92,247
Custodian fees	104,829
Transfer and dividend disbursing agent fees and expenses	57,758
Directors'/Trustees' fees	738
Auditing fees	1,000
Legal fees	2,333
Portfolio accounting fees	39,552
Distribution services fee--Class B Shares	33,385
Distribution services fee--Class C Shares	5,451
Shareholder services fee--Class A Shares	48,184
Shareholder services fee--Class B Shares	11,128
Shareholder services fee--Class C Shares	1,817
Share registration costs	30,700
Printing and postage	42,543
Taxes	1,975
Interest expense	258
Miscellaneous	2,000

TOTAL EXPENSES	781,543

Net operating loss		(299,597)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign capital gain taxes withheld of $94,166)		4,299,213
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		4,909,854

Net realized and unrealized gain on investments and foreign currency transactions		9,209,067

Change in net assets resulting from operations		$8,909,470

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(299,597)	$(337,665)
Net realized gain (loss) on investments and foreign currency transactions	4,299,213	(12,755,873)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	4,909,854	6,547,077

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	8,909,470	(6,546,461)

Share Transactions:
Proceeds from sale of shares	22,734,050	65,666,245
Cost of shares redeemed	(33,794,534)	(72,504,600)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,060,484)	(6,838,355)

Change in net assets	(2,151,014)	(13,384,816)

Net Assets:
Beginning of period	47,683,292	61,068,108

End of period (including undistributed net investment income of $163,339 at November 30, 2001)	$45,532,278	$47,683,292

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 7.96	$ 9.04	$12.29	$ 8.40	$11.64	$11.10
Income From Investment Operations:
Net investment income (net operating loss)	(0.05)[1]	(0.04)[1]	(0.14)[1]	(0.01)	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.63	(1.04)	(3.11)	3.90	(3.27)	0.53 [2]

TOTAL FROM INVESTMENT OPERATIONS	1.58	(1.08)	(3.25)	3.89	(3.24)	0.54

Net Asset Value, End of Period	$ 9.54	$ 7.96	$ 9.04	$12.29	$ 8.40	$11.64

Total Return[3]	19.85%	(11.95)%	(26.44)%	46.31%	(28.02)%	4.86%

Ratios to Average Net Assets:

Expenses	3.04%[4]	2.55%	2.51%	2.61%	2.59%	2.14%

Expenses excluding interest expense	3.03%[4]	2.55%	2.51%	2.61%	2.59%	2.14%

Net investment income (net operating loss)	(1.07)%[4]	(0.44)%	(1.10)%	(0.15)%	0.30%	0.13%

Expense waiver/reimbursement[5]	--	0.27%	--	0.59%	0.25%	0.65%

Supplemental Data:

Net assets, end of period (000 omitted)	$35,126	$38,356	$47,258	$46,076	$32,002	$48,525

Portfolio turnover	33%	380%	448%	289%	163%	102%

1 Per share information is based on average shares outstanding.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 7.63	$ 8.73	$11.95	$ 8.23	$11.50	$11.04
Income From Investment Operations:
Net operating loss	(0.08)[1]	(0.10)[1]	(0.23)[1]	(0.13)	(0.08)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.57	(1.00)	(2.99)	3.85	(3.19)	0.50 [2]

TOTAL FROM INVESTMENT OPERATIONS	1.49	(1.10)	(3.22)	3.72	(3.27)	0.46

Net Asset Value, End of Period	$ 9.12	$ 7.63	$ 8.73	$11.95	$ 8.23	$11.50

Total Return[3]	19.53%	(12.60)%	(26.95)%	45.20%	(28.56)%	4.17%

Ratios to Average Net Assets:

Expenses	3.79%[4]	3.30%	3.26%	3.36%	3.34%	2.89%

Expenses excluding interest expense	3.79%[4]	3.30%	3.26%	3.36%	3.34%	2.89%

Net operating loss	(1.78)%[4]	(1.16)%	(1.80)%	(0.90)%	(0.45)%	(0.69)%

Expense waiver/reimbursement[5]	--	0.27%	--	0.59%	0.25%	0.65%

Supplemental Data:

Net assets, end of period (000 omitted)	$9,054	$7,965	$11,890	$12,458	$10,884	$19,951

Portfolio turnover	33%	380%	448%	289%	163%	102%

1 Per share information is based on average shares outstanding.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$ 7.64	$ 8.73	$11.97	$ 8.23	$11.50	$11.05
Income From Investment Operations:
Net operating loss	(0.08)[1]	(0.10)[1]	(0.23)[1]	(0.15)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.56	(0.99)	(3.01)	3.89	(3.18)	0.49 [2]

TOTAL FROM INVESTMENT OPERATIONS	1.48	(1.09)	(3.24)	3.74	(3.27)	0.45

Net Asset Value, End of Period	$ 9.12	$ 7.64	$ 8.73	$11.97	$ 8.23	$11.50

Total Return[3]	19.37%	(12.49)%	(27.07)%	45.44%	(28.62)%	4.07%

Ratios to Average Net Assets:

Expenses	3.79%[4]	3.30%	3.26%	3.36%	3.34%	2.89%

Expenses excluding interest expense	3.79%[4]	3.30%	3.26%	3.36%	3.34%	2.89%

Net operating loss	(1.82)%[4]	(1.19)%	(1.82)%	(0.90)%	(0.45)%	(0.65)%

Expense waiver/reimbursement[5]	--	0.27%	--	0.59%	0.25%	0.65%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,352	$1,362	$1,920	$2,037	$1,872	$3,943

Portfolio turnover	33%	380%	448%	289%	163%	102%

1 Per share information is based on average shares outstanding.

2 The amount shown in this caption for a share outstanding did not correspond with the aggregate net realized and unrealized gain (loss) on investments and foreign currency for the period ended due to the timing of sales and purchases of fund shares in relation to fluctuating market values of the investments of the fund.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP).

Investment Valuation

Foreign equity securities are valued according to the last sale price reported in the market in which they are primarily traded. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturity of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair valued as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $37,471,332 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$ 1,565,048	[1]

2006	11,831,105

2008	11,396,270	[1]

2009	12,678,909

1 Capital loss carryforwards attributable to the acquisitions of the Blanchard Worldwide Emerging Markets Fund and Federated Latin American Growth Fund which can be used in future periods to offset income arising from net realized gains may be limited under applicable sections of the Code.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2002, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000
Class B Shares	200,000,000
Class C Shares	150,000,000
TOTAL	550,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,359,782	$21,204,972	5,522,647	$48,421,964
Shares redeemed	(3,498,249)	(31,551,872)	(5,931,965)	(52,117,254)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,138,467)	$(10,346,900)	(409,318)	$(3,695,290)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	83,630	$747,185	77,645	$713,422
Shares redeemed	(134,044)	(1,183,521)	(396,310)	(3,302,032)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(50,414)	$(436,336)	(318,665)	$(2,588,610)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	85,781	$781,893	1,913,493	$16,530,859
Shares redeemed	(115,821)	(1,059,141)	(1,955,040)	(17,085,314)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(30,040)	$(277,248)	(41,547)	$(554,455)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,218,921)	$(11,060,484)	(769,530)	$(6,838,355)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six months ended May 31, 2002.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$15,394,502

Sales	$26,321,779

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of May 31, 2002, there were outstanding loans of $501,900. During the six months ended May 31, 2002, the maximum outstanding borrowings were $3,300,000. The Fund had an average outstanding daily balance of $1,220,581 with a high and low interest rate of 2.50% and 2.19%, respectively, representing only the days the LOC was utilized. Interest expense totaled $258 for the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Emerging Markets Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U409
Cusip 31428U508
Cusip 31428U607

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01967-02 (7/02)

Federated Investors
World-Class Investment Manager

Federated Global Equity Fund

A Portfolio of Federated World Investment Series, Inc.

4TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Global Equity Fund

President's Message

Dear Fellow Shareholder:

Federated Global Equity Fund was created in 1998, and I am pleased to present its fourth Semi-Annual Report. As of May 31, 2002, the fund's net assets of $38.6 million were invested in 21 countries and in more than 100 corporations with a median market capitalization of $10.8 billion.1

Since its inception in October 1998, the share value of the fund has been volatile--up in 1998, 1999, down in 2000 and 2001. Performance in 2002 has shown some upward bias. The U.S. economy is slowly recovering, and the international markets should follow suit. The large capitalization corporations, which the fund owns, can provide good long-term investments across many industry sectors providing diversification. Fund shareholders may recognize the names of the holdings, and many of these corporations have had strong earnings. The fund is managed for long-term growth of capital and offers shareholders opportunities for capital appreciation by investing in high-quality corporations from around the world.

This report covers the six-month reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with fund co-managers Richard J. Lazarchic, Senior Vice President, and Richard M. Winkowski, Vice President, both of Federated Global Investment Management Corp. Following their discussion of market conditions and fund strategy are two additional items of interest: a complete listing of the fund's investments and the publication of the fund's financial statements.

Both the U.S. and other world markets were quite volatile during the reporting period, but ultimately positive. Energy stocks surged, while Telecommunications stocks were the hardest hit. Prudent stock picks and sector weighting enabled the fund to achieve relatively strong positive returns as of May 31, 2002.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified.

Individual share class total return performance for the fund's six-month reporting period follows:2

	Total Return	Net Asset Value Increase
Class A Shares	6.05%	$9.58 to $10.16 = 6.05%
Class B Shares	5.73%	$9.43 to $ 9.97 = 5.73%
Class C Shares	5.73%	$9.42 to $ 9.96 = 5.73%

I recommend you consider adding to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding. Please discuss this investment approach with your financial adviser.

Thank you for choosing Federated Global Equity Fund and for your continued confidence in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 0.20%, 0.23% and 4.73%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Senior Vice President

Federated Global Investment Management Corp.

Richard M. Winkowski

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the equity markets over the past six months?

There were mixed results within the Morgan Stanley Capital International (MSCI) country and regional indexes during the fund's reporting period. In general, the best performance came from the Asia Pacific region, while the worst performers were in Europe, especially the Nordic countries.

The most significant increases and decreases during the period were in small country and emerging markets indexes like those of Austria, Malaysia and Indonesia, up 20.7%, 20.1% and 87.1%, respectively, and Finland, Greece and Sweden, down 26.9%, 10.8% and 12.3%, respectively.

Within industries, the clear winners were in the consumer areas like food, beverage and tobacco (up 16.8%), Materials (up 14.1%), and Energy (up 14.1%) along with autos and components (13.9%). The clear losers were Technology and Telecommunications Services, both down over 22.0%, along with Media and Pharmaceuticals, both down 11%.

How did Federated Global Equity Fund perform during the first half of its fiscal year?

As of May 31, 2002, Federated Global Equity Fund produced a six-month total return of 6.05% for Class A Shares based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were 5.73% and 5.73%, respectively. Federated Global Equity Fund significantly outperformed its peer group, Lipper Global Funds Average,1 and its benchmark, MSCI World Index,2 which returned (0.63)% and (2.31)%, respectively.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 MSCI World Index is an unmanaged index that reflects the stock markets of 23 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East--comprising approximately 1,482 securities--with values expressed in U.S. dollars. Investments cannot be made in an index.

Individual stock picking and sector selection, rather than positions in the "right" countries, helped the fund perform ahead of its index and peers. Sector underweights in Telecommunications and Information Technology, as well as overweighted positions in Transportation, food, beverage and tobacco along with hotels, restaurants and leisure were beneficial. In staying alert for investment opportunities, we expect to continue focusing on Consumer Staples, Transportation and Health Care equipment and services names, while looking for opportunities in the Financials, Information Technology and Telecommunications sectors.

Outside the United States, we had great performance in the United Kingdom, Italy, France and Demark, but experienced negative returns in Netherlands, Japan, Australia and Germany.

Some of our best performers during the period were Autostrade SpA (2.5% of net assets, an Italian toll road operator), Philip Morris Cos., Inc. (3.1% of net assets, consumer staples), Quest Diagnostics, Inc. (1.7% of net assets, operator of a national network of full-service laboratories), and Universal Health Services, Inc. (2.2% of net assets; owner and operator of acute care hospitals).

What were the fund's top ten holdings as of May 31, 2002, and how were the assets allocated among different countries and sectors?

The top ten holdings were as follows:3

Name	Country	Sector	Percentage of Net Assets
Philip Morris Cos., Inc.	United States	Consumer Staples	3.1%
Autostrade SpA	Italy	Industrials	2.5%
Loews Corp.--Carolina Group	United States	Consumer Staples	2.3%
Universal Health Services, Inc., Class B	United States	Healthcare	2.2%
TotalFinaElf SA, Class B	France	Energy	1.8%
Quest Diagnostic, Inc.	United States	Healthcare	1.7%
AWG PLC	United Kingdom	Utilities	1.7%
Motorola, Inc.	United States	Information Technology	1.7%
Titan Corp.	United States	Industrials	1.7%
Clear Channel Communications, Inc.	United States	Consumer Discretionary	1.5%
TOTAL			20.2%

3 These holdings are not indicative of future portfolio composition. Because this is a managed portfolio, the investment mix will change.

The fund's net assets by country were allocated as follows:

Country	Percentage of Net Assets
United States	59.1%
United Kingdom	6.8%
France	6.7%
Japan	3.3%
Canada	3.3%
Netherlands	2.8%
Italy	2.5%
Hong Kong	2.3%
Switzerland	2.2%
Germany	1.5%
Spain	1.4%
Ireland	1.4%
Panama	1.3%
Denmark	1.2%
Venezuela	0.7%
Finland	0.7%
Belgium	0.6%
Russia	0.6%
Norway	0.4%
New Zealand	0.3%
Greece	0.2%

The fund's net assets by sector were allocated as follows:

Sector	Percentage of Net Assets
Consumer Discretionary	21.3%
Consumer Staples	16.3%
Financials	14.3%
Industrials	13.0%
Healthcare	10.9%
Information Technology	8.1%
Energy	6.3%
Utilities	3.9%
Materials	3.2%
Telecommunication Services	2.0%

What were some of the fund's recent purchases?

Our recent purchases included the following:

Chiquita Brands International, Inc. (United States; 1.0% of net assets) markets, produces, and distributes fresh fruits and vegetables and processed foods worldwide. The company's processed foods include all varieties of canned vegetables, canned soups, stews, and salads.

Buca, Inc. (United States; 0.8% of net assets) owns and operates Buca di Beppo restaurants, a collection of immigrant southern Italian neighborhood restaurants nationwide.

Danisco A/S (Denmark; 0.7% of net assets) develops, produces, and markets food ingredients around the world including: emulsifiers, stabilizers, flavorings, fat replacers, and sweeteners such as Xylitol and fructose. Danisco also produces sugar and offers food-packaging solutions for protecting and keeping food fresh.

What is your outlook and the fund's strategy through the balance of 2002?

We have experienced over two years of tough performance since 2000. Since March 2002, investors are very wary of all but the bluest of companies with pristine balance sheets and positive cash flows. Without all the signs of capitulation in place, a weaker U.S. dollar, and no evidence of the domestic corporate sector resuming its role as a net purchaser of stocks, it is difficult to see a broad market advance even from these levels. However, an oversold rally or a further down leg would go a ways toward solidifying the markets. Improved economic conditions in the second half of the year, without further political economic or inflation scares, can hopefully begin the healing process.

We continue to use price discipline, including stop losses, in our evaluation process and plan to seek equities outside the United States, since international values and outlooks are at least as attractive as many of the domestic values available.

We believe no matter which scenario develops, it will continue to be led by nimble stock pickers who take advantage of opportunities presented--whether they are in high-energy prices due to Mideastern tensions or lower equity values from companies forced to clean up balance sheets. In our estimate, the only sure bets are that hedge funds will continue to muddy the waters of pure investment decisions, and stock gurus will try to tip the balance in their favor.

We will maintain our overweighted positions in some of the Consumer, Transportation and Healthcare equipment and services names, and will decrease our holdings in the Financials, Information Technology, and Telecommunications services sectors.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--99.3%
		Automobiles & Components--1.9%
20,100		Ford Motor Co.	$354,765
8,250		Valeo SA	366,782

		TOTAL	721,547

		Banking--4.3%
6,850		Credit Suisse Group	252,564
10,200		FleetBoston Financial Corp.	359,448
8,500		Mellon Financial Corp.	315,350
4,250		UBS AG	221,981
5,600		Wachovia Corp.	214,872
7,500		Washington Mutual, Inc.	291,525

		TOTAL	1,655,740

		Capital Goods--5.9%
2,350	[1]	Alliant Techsystems, Inc.	255,633
15,000		Alstom	188,995
8,250	[1]	Armor Holdings, Inc.	216,150
10,250		General Electric Co.	319,185
8,300		Harris Corp.	312,993
29,925	[1]	Titan Corp.	643,387
15,200	[1]	United Defense Industries, Inc.	353,400

		TOTAL	2,289,743

		Commercial Services & Supplies--1.6%
88,000		Hays PLC	212,998
14,200	[1]	National Processing, Inc.	399,020

		TOTAL	612,018

		Consumer Durables & Apparel--4.0%
14,170		Compagnie Financiere Richemont AG	372,538
20,800		Hasbro, Inc.	318,240
25,000		Shimano, Inc.	347,432
32,500	[1]	Vans, Inc.	317,200
327,500		Waterford Wedgwood PLC	198,825

		TOTAL	1,554,235

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--6.3%
2,900		ChevronTexaco Corp.	$253,025
7,500		GlobalSantaFe Corp.	253,125
15,700	[1]	Hanover Compressor Co.	205,356
13,000	[1]	Maverick Tube Corp.	201,500
33,000		OMI Corp.	151,800
8,000		Royal Dutch Petroleum Co., ADR	440,000
4,350		TotalFinaElf SA, Class B	678,098
6,200		Transocean, Inc.	236,654

		TOTAL	2,419,558

		Financials--4.6%
5,700		American Express Co.	242,307
12,600		Amvescap PLC	125,768
7,400		Citigroup, Inc.	319,532
19,800		Hellenic Exchanges SA	92,836
7,000		Merrill Lynch & Co., Inc.	284,970
2,560		Morgan Stanley, Dean Witter & Co.	116,378
37,000		Nikko Cordial Corp.	222,373
8,310		Stilwell Financial, Inc.	179,496
83,000		Wharf Holdings Ltd.	195,799

		TOTAL	1,779,459

		Food Beverage & Tobacco--14.7%
9,600		Campbell Soup Co.	271,200
23,150	[1]	Chiquita Brands International, Inc.	398,643
5,750		Coca-Cola Co.	319,470
8,050		Danisco A/S	285,307
3,600		Groupe Danone	497,299
8,000		Interbrew	242,466
27,800		Loews Corp.-Carolina Group	896,550
26,600		Panamerican Beverage, Inc.,Class A	482,524
33,500		PepsiAmericas, Inc.	532,650
20,900		Philip Morris Cos., Inc.	1,196,525
5,100		Unilever N.V.	334,867
9,800	[1]	Wimm-Bill-Dann Foods OJSC, ADR	228,340

		TOTAL	5,685,841

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Drug Retailing--1.6%
5,200		Carrefour SA	$262,024
10,950	[1]	Duane Reade, Inc.	360,802

		TOTAL	622,826

		Health & Personal Care--10.9%
6,150	[1]	AdvancePCS	146,370
3,700	[1]	Amgen, Inc.	176,231
3,250		Aventis SA	226,145
8,700		HCA, Inc.	427,431
7,300		Johnson & Johnson	447,855
7,700		McKesson Corp.	288,750
12,050		Pfizer, Inc.	416,930
12,400		Pharmacia Corp.	535,556
7,650	[1]	Quest Diagnostic, Inc.	668,763
17,500	[1]	Universal Health Services, Inc., Class B	868,350

		TOTAL	4,202,381

		Hotels Restaurants & Leisure--2.0%
17,300	[1]	Buca, Inc.	308,113
55,000		Hilton Group PLC	197,474
150,000		Jarvis Hotels PLC	267,637

		TOTAL	773,224

		Information Technology--1.2%
9,100	[1]	DST Systems, Inc.	449,631

		Insurance--2.5%
650		Allianz AG Holding	146,190
4,150		American International Group, Inc.	277,925
22,300		CGNU PLC	208,402
14,000		Sun Life Financial Services of Canada, Inc.	323,556

		TOTAL	956,073

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--3.2%
7,300		Alcoa, Inc.	$255,354
40,820		BHP Billiton PLC	232,827
8,800		Boise Cascade Corp.	313,104
8,200	[1]	Inco Ltd.	185,812
12,000	[1]	SGL Carbon AG	266,302

		TOTAL	1,253,399

		Media--7.8%
8,800	[1]	Cablevision Systems Corp.-Rainbow Media Group	182,776
41,000	[1]	CanWest Global Communications Corp.	294,468
11,000	[1]	Clear Channel Communications, Inc.	585,530
14,600	[1]	Fox Entertainment Group, Inc., Class A	365,584
167,000		Independent News & Media PLC	338,472
5,950		Interpublic Group Cos., Inc.	196,350
18,000		Metro-Goldwyn-Mayer, Inc.	292,500
72,150		SMG PLC	170,751
12,400	[1]	Walt Disney Co.	284,084
14,800		Wolters Kluwer NV	306,599

		TOTAL	3,017,114

		Real Estate--2.9%
32,000		Cheung Kong (Holdings) Ltd.	296,416
105,000		Hongkong Land Holdings Ltd.	177,450
27,500		Sun Hung Kai Properties Ltd.	215,950
34,000		Ventas, Inc.	447,100

		TOTAL	1,136,916

		Retailing--5.6%
195,000		Carphone Warehouse PLC	213,891
11,000		Circuit City Stores-Circuit City Group	252,010
8,500	[1]	Electronics Boutique Holdings Corp.	252,365
47,600		Hudson's Bay Co.	451,879
5,000		Metro AG	162,049
3,130		Pinault-Printemps-Redoute SA	386,768
7,600	[1]	Toys `R' Us, Inc.	138,700
10,600	[1]	Tweeter Home Entertainment Group, Inc.	178,504
34,650		Warehouse Group Ltd.	119,463

		TOTAL	2,155,629

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--2.0%
8,000		Capcom Co., Ltd.	$218,489
13,600	[1]	Pinnacle Systems, Inc.	149,056
8,300	[1]	Microsoft Corp.	422,553

		TOTAL	790,098

		Technology Hardware & Equipment--4.9%
10,500	[1]	Electronics for Imaging, Inc.	171,570
8,500		Intel Corp.	234,770
7,500	[1]	Kemet Corp.	151,650
40,500		Motorola, Inc.	647,595
18,550		Nokia Oyj, Class A, ADR	257,474
7,750	[1]	QUALCOMM, Inc.	245,210
6,800		Texas Instruments, Inc.	194,956

		TOTAL	1,903,225

		Telecommunication Services--2.0%
17,150		Cia Anonima Nacional Telefonos de Venezuela, Class D, ADR	276,458
60		Nippon Telegraph & Telephone Corp.	274,079
5,900		SBC Communications, Inc.	202,311

		TOTAL	752,848

		Transportation--5.5%
120,000		Autostrade SpA	975,096
22,000		BAA PLC	197,876
8,800		Delta Air Lines, Inc.	231,000
14,000		Frontline Ltd.	164,467
2,300		Kobenhavn Lufthavne AS (Copenhagen Airports AS)	189,337
43,000		Nippon Express Co. Ltd.	212,358
40,900		Peninsular & Oriental Steam Navigation Co.	160,906

		TOTAL	2,131,040

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Utilities--3.9%
81,750	[1]	AWG PLC	$657,576
19,000		Endesa SA	294,584
13,500		Gas Natural SDG SA	252,180
19,000		Reliant Energy, Inc.	323,190

		TOTAL	1,527,530

		TOTAL COMMON STOCKS (IDENTIFIED COST $36,169,695)	38,390,075

		MUTUAL FUND--0.4%
149,503		Prime Value Obligations Fund, Class IS (at net asset value)	149,503

		TOTAL INVESTMENTS (IDENTIFIED COST $36,319,198)[2]	$38,539,578

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $36,319,198. The net unrealized appreciation of investments on a federal tax basis amounts to $2,220,380 which is comprised of $3,555,361 appreciation and $1,334,981 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($38,644,132) at May 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $36,319,198)		$38,539,578
Cash denominated in foreign currencies (identified cost $17,709)		18,056
Income receivable		94,782
Receivable for investments sold		544,965
Receivable for shares sold		17,952

TOTAL ASSETS		39,215,333

Liabilities:
Payable for investments purchased	$485,746
Payable for shares redeemed	32,088
Payable to bank	1,026
Net payable for foreign currency exchange contracts	664
Accrued expenses	51,677

TOTAL LIABILITIES		571,201

Net assets for 3,814,969 shares outstanding		$38,644,132

Net Assets Consist of:
Paid in capital		$47,868,900
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		2,221,262
Accumulated net realized loss on investments and foreign currency transactions		(11,151,463)
Accumulated net operating loss		(294,567)

TOTAL NET ASSETS		$38,644,132

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($33,290,528 ÷ 3,277,779 shares outstanding)		$10.16

Offering price per share (100/94.50 of $10.16)[1]		$10.75

Redemption proceeds per share		$10.16

Class B Shares:
Net asset value per share ($3,537,647 ÷ 354,808 shares outstanding)		$9.97

Offering price per share		$9.97

Redemption proceeds per share (94.50/100 of $9.97)[1]		$9.42

Class C Shares:
Net asset value per share ($1,815,957 ÷ 182,382 share outstanding)		$9.96

Offering price per share		$9.96

Redemption proceeds per share (99.00/100 of $9.96)[1]		$9.86

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $16,854)		$287,898
Interest		5,613

TOTAL INCOME		293,511

Expenses:
Investment adviser fee	$196,280
Administrative personnel and services fee	92,247
Custodian fees	19,576
Transfer and dividend disbursing agent fees and expenses	57,419
Directors'/Trustees' fees	750
Auditing fees	11,538
Legal fees	1,740
Portfolio accounting fees	37,572
Distribution services fee--Class A Shares	42,329
Distribution services fee--Class B Shares	13,284
Distribution services fee--Class C Shares	6,940
Shareholder services fee--Class A Shares	42,329
Shareholder services fee--Class B Shares	4,428
Shareholder services fee--Class C Shares	2,313
Share registration costs	19,909
Printing and postage	19,978
Insurance premiums	640
Taxes	2,454
Miscellaneous	1,230

TOTAL EXPENSES	572,956

Reimbursement of investment adviser fee	(27)

Net expenses		572,929

Net operating loss		(279,418)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(861)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		2,554,763

Net realized and unrealized gain on investments and foreign currency transactions		2,553,902

Change in net assets resulting from operations		$2,274,484

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(279,418)	$(632,720)
Net realized loss on investments and foreign currency transactions	(861)	(11,088,853)
Net change in unrealized appreciation/ depreciation of investments and translation of assets and liabilities in foreign currency	2,554,763	(1,209,064)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,274,484	(12,930,637)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(639,822)
Class B Shares	--	(61,884)
Class C Shares	--	(26,345)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(728,051)

Share Transactions:
Proceeds from sale of shares	7,549,553	9,878,828
Net asset value of shares issued to shareholders in payment of distributions declared	--	692,968
Cost of shares redeemed	(11,163,783)	(14,192,487)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,614,230)	(3,620,691)

Change in net assets	(1,339,746)	(17,279,379)

Net Assets:
Beginning of period	39,983,878	57,263,257

End of period	$38,644,132	$39,983,878

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$ 9.58	$12.58	$14.36	$10.55	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.07)	(0.13)[2]	(0.11)[2]	(0.07)[2]	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.65	(2.71)	0.54	3.90	0.54

TOTAL FROM INVESTMENT OPERATIONS	0.58	(2.84)	0.43	3.83	0.55

Less Distributions:
Distributions from net investment income	--	--	--	(0.01)	--
Distributions from net realized gain on investments and foreign currency transactions	--	(0.16)	(2.21)	(0.01)	--

TOTAL FROM DISTRIBUTIONS	--	(0.16)	(2.21)	(0.02)	--

Net Asset Value, End of Period	$10.16	$ 9.58	$12.58	$14.36	$10.55

Total Return[3]	6.05%	(22.92)%	1.90%	36.34%	5.50%

Ratios to Average Net Assets:

Expenses	2.85%[4]	2.51%	2.09%	2.00%	2.00%[4]

Net investment income (net operating loss)	(1.35)%[4]	(1.21)%	(0.77)%	(0.58)%	0.44%[4]

Expense waiver/reimbursement[5]	0.00%[4,6]	0.14%	0.36%	1.37%	4.07%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$33,291	$34,687	$50,587	$34,303	$18,858

Portfolio turnover	96%	241%	228%	187%	3%

1 Reflects operations for the period from October 27, 1998 (start of performance) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$ 9.43	$12.44	$14.29	$10.55
Income From Investment Operations:
Net operating loss	(0.10)	(0.19)[2]	(0.17)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64	(2.66)	0.53	3.91

TOTAL FROM INVESTMENT OPERATIONS	0.54	(2.85)	0.36	3.76

Less Distributions:
Distributions from net investment income	--	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.16)	(2.21)	(0.01)

TOTAL FROM DISTRIBUTIONS	--	(0.16)	(2.21)	(0.02)

Net Asset Value, End of Period	$ 9.97	$ 9.43	$12.44	$14.29

Total Return[3]	5.73%	(23.27)%	1.35%	35.62%

Ratios to Average Net Assets:

Expenses	3.35%[4]	3.01%	2.59%	2.50%

Net operating loss	(1.85)%[4]	(1.71)%	(1.21)%	(1.08)%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.14%	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$3,538	$3,484	$4,804	$1,060

Portfolio turnover	96%	241%	228%	187%

1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$ 9.42	$12.42	$14.27	$10.55
Income From Investment Operations:
Net operating loss	(0.10)	(0.19)[2]	(0.16)[2]	(0.16)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64	(2.65)	0.52	3.90

TOTAL FROM INVESTMENT OPERATIONS	0.54	(2.84)	0.36	3.74

Less Distributions:
Distributions from net investment income	--	--	--	(0.01)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.16)	(2.21)	(0.01)

TOTAL FROM DISTRIBUTIONS	--	(0.16)	(2.21)	(0.02)

Net Asset Value, End of Period	$ 9.96	$ 9.42	$12.42	$14.27

Total Return[3]	5.73%	(23.22)%	1.36%	35.43%

Ratios to Average Net Assets:

Expenses	3.35%[4]	3.01%	2.59%	2.50%

Net operating loss	(1.85)%[4]	(1.71)%	(1.18)%	(1.08)%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.14%	0.36%	1.37%

Supplemental Data:

Net assets, end of period (000 omitted)	$1,816	$1,813	$1,873	$191

Portfolio turnover	96%	241%	228%	187%

1 Financial Highlights for Class B Shares and Class C Shares are not presented for the period from October 27, 1998 (start of performance) to November 30, 1998. Class B Shares and Class C Shares had no public investments during that period.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $10,955,685, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2002 the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Bought:
6/3/2002	50,069 Swiss Francs	$32,199	$31,912	$(287)

6/3/2002	50,239 Euro	47,300	46,923	(377)

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(664)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	723,749	$6,993,207	732,377	$8,075,848
Shares issued to shareholders in payment of distributions declared	--	--	46,481	610,292
Shares redeemed	(1,066,450)	(10,358,269)	(1,181,120)	(12,699,173)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(342,701)	$(3,365,062)	(402,262)	$(4,013,033)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	45,191	$436,962	93,046	$1,059,246
Shares issued to shareholders in payment of distributions declared	--	--	4,379	56,839
Shares redeemed	(59,955)	(584,246)	(113,949)	(1,197,915)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(14,764)	$(147,284)	(16,524)	$(81,830)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Share	Amount	Shares	Amount
Shares sold	12,511	$119,384	66,857	$743,734
Shares issued to shareholders in payment of distributions declared	--	--	1,993	25,837
Shares redeemed	(22,653)	(221,268)	(27,074)	(295,399)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(10,142)	$(101,884)	41,776	$474,172

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(367,607)	$(3,614,230)	(377,010)	$(3,620,691)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$37,414,009

Sales	$40,586,537

Concentration of Credit Risk

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit Agreement

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Global Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U870
Cusip 31428U862
Cusip 31428U854

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02336-05 (7/02)

Federated Investors
World-Class Investment Manager

Federated Global Financial Services Fund

A Portfolio of Federated World Investment Series, Inc.

4TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1998

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Global Financial Services Fund

President's Message

Dear Fellow Shareholder:

Federated Global Financial Services Fund was created in 1998, and I am pleased to present its fourth Semi-Annual Report. This $59.8 million fund currently invests in financial services companies in eight countries around the world. Financial services companies include: major brokerage firms Merrill Lynch, insurance companies American International Group, MetLife, banks Citigroup, J.P. Morgan Chase, and investment managers Stillwell Financial. The financial services industry is expanding internationally and offering investors unique, timely opportunities.1

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 2001 through May 31, 2002. It begins with an interview with the fund's portfolio manager, Marc Halperin, Vice President of Federated Global Investment Management Corp. Following his discussion, which covers the fund's objective and strategy, and market conditions, are two additional items of shareholder interest. First is a complete listing of the fund's investments, and second is the publication of the fund's financial statements.

The fund's performance was positive during the past six months primarily due to gains in its U.S. holdings. Of course, when it comes to performance--especially in the international arena--it is important to remember that what matters most is years rather than months invested. There will be periods of fluctuation, with negative as well as positive returns.

1 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified.

The performance by share class follows:2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	3.06%	$0.513	$15.03 to $14.98 = (0.33)%
Class B Shares	2.63%	$0.513	$14.73 to $14.61 = (0.81)%
Class C Shares	2.63%	$0.513	$14.76 to $14.64 = (0.81)%

Since its inception on September 30, 1998, a period when other sector-specific funds have moved in step with the major market indexes, Federated Global Financial Services Fund's annualized total returns as of May 31, 2002 were exceptionally noteworthy:3

Since Inception
Class A Shares	12.01%
Class B Shares	12.28%
Class C Shares	12.94%

Please take this opportunity to read the fund's investment review. We will continue to keep you up-to-date on the details of your investment on a regular basis. You may add to your investment account at any time and thus increase the number of shares you own for future income. I recommend that you add to your account regularly to take advantage of price fluctuations and to use dollar-cost averaging method of investing.4

Thank you for your investment in Federated Global Financial Services Fund and for the confidence you have placed in our firm.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (2.58)%, (2.82)%, and 1.63%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Performance shown is at offering price. Offering price total returns reflect the maximum sales charges of 5.50% for Class A Shares and the maximum contingent deferred sales charges of 5.50% for Class B Shares and 1.00% for Class C Shares, as applicable.

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Marc Halperin

Vice President

Federated Global Investment Management Corp.

Investment Review

What is your review of financial services stocks over the past six months?

Following strong returns in December 2001, financial stocks' performance was mixed from January through May 2002. Banks and real estate issues significantly outperformed the broader markets around the world, but the market-sensitive financial stocks, including diversified financials and insurance companies, significantly underperformed. Concerns about the lack of transparency in financial statements, faulty corporate governance, fraudulent accounting, and conflicts of interest within accounting firms and investment banks weighed heavily on the equity markets. Investors, believing that the equity market will take longer to recover, sold down positions in financial securities that derive large amounts of revenue from equity-market related activities.

How did the fund perform during the reporting period?

The fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Financials Index during the past six months.1 As of May 31, 2002, the fund's total returns, based on net asset value, for Class A, B, and C shares were 3.06%, 2.63%, and 2.63%, respectively. The MSCI World Financials Index produced a total return of 4.73% over the same period.

1 The MSCI World Financials Index is an unmanaged index reflecting roughly 60% of the total market capitalization within the banking, financial services, insurance and real estate industries in each of 23 developed market countries. Investments cannot be made in an index.

In general, two main issues impacted the fund's performance. First, as discussed above, market-sensitive financial stocks underperformed during the first five months of 2002. The fund was significantly overweight in market-sensitive financials, including large corporate banks, investment banks, asset managers, and life insurers. Secondly, the U.S. dollar weakened significantly relative to other major world currencies during the months of March, April and May. The fund significantly overweighted the U.S. market, with approximately 80% of the portfolio's holdings in domestic stocks. As such, our performance in U.S. dollar-terms suffered as the dollar declined in value.

How are the fund's holdings selected?

The fund maintains a diversified portfolio of financial services sector stocks. The fund invests in banks, insurance, securities/brokerage, consumer finance and asset management companies around the world. Stock selection is focused on fundamental, bottom-up research. We prefer companies with strong business franchises, sound asset quality and reputable managements. The bias in the portfolio is for stocks with a market capitalization of $1 billion and above, although we may hold smaller companies that meet our investment criteria.

What were the fund's top ten holdings as of May 31, 2002?

The top holdings were as follows:2

Name	Country	Percentage of Net Assets
Sun Life Financial Services of Canada	Canada	3.4%
American Express Co.	United States	3.2%
Stillwell Financial, Inc.	United States	3.1%
Countrywide Credit Industries, Inc.	United States	3.0%
Commercial Federal Corp.	United States	2.9%
Marsh & McLennan Cos., Inc.	United States	2.9%
Washington Mutual, Inc.	United States	2.9%
Mellon Financial Corp.	United States	2.9%
Merrill Lynch & Co., Inc.	United States	2.8%
Affiliated Managers Group	United States	2.7%
TOTAL		29.8%

2 These holdings are not indicative of future portfolio composition. Because this is a managed portfolio, the investment mix will change.

What are some recent additions to the fund's portfolio with interesting stories?

Aberdeen Asset Management PLC (1.4% of net assets) is an asset manager headquartered in the United Kingdom. The stock has been under pressure in recent months due to issues surrounding split-cap trusts, essentially closed-end investment products that were managed aggressively and experienced poor investment performance. The British government is investigating the sales practices surrounding split-caps, and Aberdeen may have to reimburse certain clients that invested in these products. The stock has declined significantly since these issues were disclosed. We feel the bad news is already discounted in the stock price, and the shares represent good value going forward.

Schroders PLC (0.4% of net assets), another United Kingdom asset manager, is a restructuring and cost-cutting story. The company suffered in past years from a bloated cost structure and declining investment performance. Recently, the company has hired a new CEO and has changed management in investment research. As such, investment performance is improving and costs are coming down. The efforts of the restructuring will begin to show in 2003 and 2004 earnings. Based on those earnings, the stock looks very attractive on a fundamental basis.

As we reach the mid-point of 2002, what is your outlook for global financial services stocks and your current strategy?

The U.S. economy continues to show signs of improvement. Consumer spending is strong, and inflation remains under control. The Federal Reserve Board will likely not raise interest rates until the very end of 2002, if then. All in all, the environment looks quite good for a continued slow recovery to the U.S. economy, and we feel improvement in the U.S. economy will eventually lead to a global economic recovery.

The United States appears to be the best place for financial stocks this year because of its apparent economic rebound and attractive valuations. We continue to find the best values in large corporate banks, investment banks, asset managers, brokerage firms, and life insurance companies. The current weakness within these firms is overdone and represents a buying opportunity for investors with a 1-2 year time horizon.

We have increased our exposure to both the United Kingdom and continental Europe, as financial stocks in both regions have sold off in recent months. While we feel that the valuations of European financials, in general, are less attractive relative to their U.S. peers, we are adding to our holdings as valuations improve. We see opportunities in the asset management, investment banking, and insurance areas.

We expect to maintain our current underweight position in Japanese financials due to the lack of financial transparency, deteriorating asset quality, skyrocketing credit costs and a lack of government intervention necessary to clean up Japan's banking crisis. We will also continue to be overweight in Asia, particularly in Hong Kong, since its dollar is pegged to the U.S. dollar, and the Special Economic Zone represents a leveraged play on falling interest rates in the United States.

For the balance of 2002, we should see further consolidation in financial services around the world. Smaller banks will likely encounter increased competition from larger institutions, leading to slimmer margins and lower fees, precipitating a need to merge. Also, with the decline in valuations in the asset management, brokerage and life insurance areas, consolidation in these industries is also likely to occur. This continued consolidation should provide an additional catalyst to keep interest in the financial services sector strong.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--97.0%
		Banking--6.9%
57,965		HSBC Holdings PLC	$704,140
60,481		Standard Chartered PLC	715,588
14,780		UBS AG	771,970
34,760		Wachovia Corp.	1,333,741
162,000		Wing Hang Bank Ltd.	578,434

		TOTAL	4,103,873

		Banks (Major Regional)--10.7%
23,240		Bank One Corp.	944,241
9,010		Comerica, Inc.	577,541
36,706		Fleet Boston Financial Corp.	1,293,519
46,131		Mellon Financial Corp.	1,711,460
16,240		PNC Financial Services Group	913,500
18,900		Wells Fargo & Co.	990,360

		TOTAL	6,430,621

		Consumer Discretionary--4.0%
29,150		Centex Corp.	1,566,812
34,119		D. R. Horton, Inc.	836,598

		TOTAL	2,403,410

		Financial (Diversified)--16.1%
29,700		AXA	579,762
226,000		Aberdeen Asset Management PLC	842,838
45,520		American Express Co.	1,935,055
24,734		Citigroup, Inc.	1,068,014
35,900		Countrywide Credit Industries, Inc.	1,770,229
13,000		Household International, Inc.	664,950
29,212		J.P. Morgan Chase & Co.	1,050,171
13,800		Jefferson-Pilot Corp.	657,018
25,000		Schroders PLC	268,551
33,468		Van der Moolen Holding N.V.	797,107

		TOTAL	9,633,695

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Industrials--0.5%
12,000		Masco Corp.	$319,920

		Insurance--10.7%
2,978		Allianz AG	669,774
34,500		John Hancock Financial Services, Inc.	1,265,805
17,210		Marsh & McLennan Cos., Inc.	1,736,489
38,500	[1]	Phoenix Companies, Inc.	693,000
87,114		Sun Life Financial Services of Canada	2,009,720

		TOTAL	6,374,788

		Insurance (Multi-Line)--6.4%
11,655		American International Group, Inc.	780,535
22,050		Hartford Financial Services Group, Inc.	1,455,300
47,900		MetLife, Inc.	1,591,717

		TOTAL	3,827,552

		Investment Banking/Brokerage--22.0%
22,985	[1]	Affiliated Managers Group	1,595,159
18,383		Bear Stearns Cos., Inc.	1,103,899
17,900		Edwards (A.G.), Inc.	710,451
25,550		Franklin Resources, Inc.	1,112,192
14,450		Goldman Sachs Group, Inc.	1,090,253
33,300	[1]	Labranche & Co. Inc.	879,120
13,500		Legg Mason, Inc.	746,010
13,420		Lehman Brothers Holdings, Inc.	818,620
40,650		Merrill Lynch & Co., Inc.	1,654,862
27,295		Morgan Stanley, Dean Witter & Co.	1,240,831
27,850		Raymond James Financial, Inc.	932,975
102,950		Schwab (Charles) Corp.	1,244,666

		TOTAL	13,129,038

		Investment Management--10.2%
54,200		Amvescap PLC, ADR	1,094,840
64,800		Investors Group, Inc.	1,349,116
86,120		Stilwell Financial, Inc.	1,860,192
25,500		T. Rowe Price Associates, Inc.	920,805
34,500		Waddell & Reed Financial, Inc., Class A	852,150

		TOTAL	6,077,103

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Multi-Industry--0.4%
43,000		Swire Pacific Ltd., Class A	$235,953

		Real Estate--3.3%
49,000		Cheung Kong	453,887
129,000		Hong Kong Land Holding Ltd.	218,010
108,086		Sun Hung Kai Properties Ltd.	848,769
196,171		Wharf Holdings Ltd.	462,771

		TOTAL	1,983,437

		Savings & Loan Company--5.8%
60,500		Commercial Federal Corp.	1,742,400
44,617		Washington Mutual, Inc.	1,734,263

		TOTAL	3,476,663

		TOTAL COMMON STOCKS (IDENTIFIED COST $53,922,884)	57,996,053

		MUTUAL FUND--3.2%
1,922,543		Prime Value Obligations Fund, Class IS (at net asset value)	1,922,543

		TOTAL INVESTMENTS (IDENTIFIED COST $55,845,427)[2]	$59,918,596

1 Non-income producing security.

2 The cost of investments for federal tax purposes is $55,845,427. The net unrealized appreciation of investments on a federal tax basis amounts to $4,073,169 which is comprised of $8,805,054 appreciation and $4,731,885 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($59,775,451) at May 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $55,845,427)		$59,918,596
Cash denominated in foreign currencies (identified cost $7,664)		7,664
Income receivable		76,549
Receivable for shares sold		66,597
Net receivable for foreign currency exchange contracts		660

TOTAL ASSETS		60,070,066

Liabilities:
Payable for investments purchased	$154,167
Payable for shares redeemed	85,859
Accrued expenses	54,589

TOTAL LIABILITIES		294,615

Net assets for 4,044,096 shares outstanding		$59,775,451

Net Assets Consist of:
Paid in capital		$54,557,635
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		4,071,966
Accumulated net realized gain on investments and foreign currency transactions		1,454,113
Net operating loss		(308,263)

TOTAL NET ASSETS		$59,775,451

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($27,673,760 ÷ 1,847,567 shares outstanding)		$14.98

Offering price per share (100/94.50 of $14.98)[1]		$15.85

Redemption proceeds per share		$14.98

Class B Shares:
Net asset value per share ($27,798,490 ÷ 1,902,575 shares outstanding)		$14.61

Offering price per share		$14.61

Redemption proceeds per share (94.50/100 of $14.61)[1]		$13.81

Class C Shares:
Net asset value per share ($4,303,201 ÷ 293,954 shares outstanding)		$14.64

Offering price per share		$14.64

Redemption proceeds per share (99.00/100 of $14.64)[1]		$14.49

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $14,899)			$484,811
Interest			16,237

TOTAL INCOME			501,048

Expenses:
Investment adviser fee		$302,459
Administrative personnel and services fee		92,247
Custodian fees		7,634
Transfer and dividend disbursing agent fees and expenses		81,078
Directors'/Trustees' fees		822
Auditing fees		8,425
Legal fees		1,845
Portfolio accounting fees		41,689
Distribution services fee--Class B Shares		109,240
Distribution services fee--Class C Shares		16,476
Shareholder services fee--Class A Shares		33,709
Shareholder services fee--Class B Shares		36,414
Shareholder services fee--Class C Shares		5,492
Share registration costs		19,376
Printing and postage		17,690
Insurance premiums		586
Taxes		2,106
Miscellaneous		792

TOTAL EXPENSES		778,080

Waivers and Reimbursement:
Waiver of investment adviser fee	$(4,011)
Waiver of transfer and dividend disbursing agent fees and expenses	(831)
Reimbursement of investment adviser fee	(84)

TOTAL WAIVERS AND REIMBURSEMENT		(4,926)

Net expenses			773,154

Net operating loss			(272,106)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			1,463,610
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			437,460

Net realized and unrealized gain on investments and foreign currency transactions			1,901,070

Change in net assets resulting from operations			$1,628,964

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(272,106)	$(417,837)
Net realized gain on investments and foreign currency transactions	1,463,610	2,530,669
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	437,460	(1,898,384)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,628,964	214,448

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(138,713)
Class B Shares	--	(44,503)
Class C Shares	--	(7,420)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(861,425)	(67,396)
Class B Shares	(994,345)	(82,420)
Class C Shares	(149,895)	(12,086)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,005,665)	(352,538)

Share Transactions:
Proceeds from sale of shares	8,796,321	31,844,520
Net asset value of shares issued to shareholders in payment of distributions declared	1,782,796	334,410
Cost of shares redeemed	(8,982,634)	(21,155,034)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,596,483	11,023,896

Change in net assets	1,219,782	10,885,806

Net Assets:
Beginning of period	58,555,669	47,669,863

End of period	$59,775,451	$58,555,669

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$15.03	$14.58	$13.21	$11.99	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.04)	(0.04)[2]	0.10 [2]	0.09 [2]	0.01 [2]
Net realized and unrealized gain on investments and foreign currency transactions	0.50	0.62	1.53	1.21	1.98

TOTAL FROM INVESTMENT OPERATIONS	0.46	0.58	1.63	1.30	1.99

Less Distributions:
Distributions from net investment income	--	(0.09)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.51)	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.51)	(0.13)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.98	$15.03	$14.58	$13.21	$11.99

Total Return[3]	3.06%	3.96%	12.62%	10.87%	19.90%

Ratios to Average Net Assets:

Expenses	2.14%[4]	1.92%	1.65%	1.60%	1.60%[4]

Net investment income (net operating loss)	(0.47)%[4]	(0.24)%	0.75%	0.79%	0.85%[4]

Expense waiver/reimbursement[5]	0.02%[4]	0.13%	1.18%	3.37%	11.49%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$27,674	$25,257	$20,962	$6,333	$4,094

Portfolio turnover	9%	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.73	$14.33	$13.09	$11.98	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.09)	(0.15)[2]	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain on investments and foreign currency transactions	0.48	0.62	1.50	1.18	1.98

TOTAL FROM INVESTMENT OPERATIONS	0.39	0.47	1.50	1.19	1.98

Less Distributions:
Distributions from net investment income	--	(0.03)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.51)	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.51)	(0.07)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.61	$14.73	$14.33	$13.09	$11.98

Total Return[4]	2.63%	3.23%	11.72%	9.96%	19.80%

Ratios to Average Net Assets:

Expenses	2.89%[5]	2.67%	2.40%	2.35%	2.35%[5]

Net investment income (net operating loss)	(1.24)%[5]	(0.99)%	(0.01)%	0.04%	0.10%[5]

Expense waiver/reimbursement[6]	0.02%[5]	0.13%	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$27,798	$28,947	$23,039	$9,563	$1,911

Portfolio turnover	9%	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998 [1]
Net Asset Value, Beginning of Period	$14.76	$14.36	$13.11	$11.98	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.09)	(0.15)[2]	0.00 [2,3]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gain on investments and foreign currency transactions	0.48	0.62	1.51	1.20	1.98

TOTAL FROM INVESTMENT OPERATIONS	0.39	0.47	1.51	1.21	1.98

Less Distributions:
Distributions from net investment income	--	(0.03)	(0.02)	--	--
Distributions from net realized gain on investments and foreign currency transactions	(0.51)	(0.04)	(0.24)	(0.08)	--

TOTAL FROM DISTRIBUTIONS	(0.51)	(0.07)	(0.26)	(0.08)	--

Net Asset Value, End of Period	$14.64	$14.76	$14.36	$13.11	$11.98

Total Return[4]	2.63%	3.25%	11.78%	10.13%	19.80%

Ratios to Average Net Assets:

Expenses	2.89%[5]	2.67%	2.40%	2.35%	2.35%[5]

Net investment income (net operating loss)	(1.24)%[5]	(0.99)%	0.00%[6]	0.04%	0.10%[5]

Expense waiver/reimbursement[7]	0.02%[5]	0.13%	1.18%	3.37%	11.49%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,303	$4,352	$3,669	$1,005	$343

Portfolio turnover	9%	21%	40%	53%	12%

1 Reflects operations for the period from September 30, 1998 (date of initial public investment) to November 30, 1998.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $0.01.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 Amount does not round to 0.01%.

7 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated Global Financial Services Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Receive	In Exchange For	Contract at Value	Unrealized Appreciation
Contract Purchased:

6/3/2002	165,061 Euro Dollar	$153,506	$154,166	$660

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	393,030	$5,989,919	711,638	$11,067,151
Shares issued to shareholders in payment of distributions declared	54,274	818,999	11,984	193,180
Shares redeemed	(279,783)	(4,245,758)	(481,754)	(7,195,242)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	167,521	$2,563,160	241,868	$4,065,089

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	164,307	$2,425,766	1,216,166	$18,810,766
Shares issued to shareholders in payment of distributions declared	56,798	839,150	7,301	122,472
Shares redeemed	(283,705)	(4,219,036)	(866,129)	(12,657,673)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(62,600)	$(954,120)	357,338	$6,275,565

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	25,502	$380,636	127,109	$1,966,603
Shares issued to shareholders in payment of distributions declared	8,422	124,647	1,177	18,758
Shares redeemed	(34,909)	(517,840)	(88,886)	(1,302,119)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(985)	$(12,557)	39,400	$683,242

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	103,936	$1,596,483	638,606	$11,023,896

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six months ended May 31, 2002, and has no present intention of paying or accruing the distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$5,488,632

Sales	$7,023,655

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 2002, the diversification of countries was as follows:

Country	Percentage of Net Assets
United States	76.0%
United Kingdom	6.0%
Canada	5.6%
Hong Kong	4.7%
Netherlands	1.3%
Switzerland	1.3%
Germany	1.1%
France	1.0%

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Global Financial Services Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02455-04 (7/02)

Federated Investors
World-Class Investment Manager

Federated International Growth Fund

A Portfolio of Federated World Investment Series, Inc.

5TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1997

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated International Growth Fund

President's Message

Dear Shareholder:

Federated International Growth Fund was created in 1997 as a "fund of funds," and I am pleased to present its fifth Semi-Annual Report. As you know, the fund offers you investment diversification by company, country, continent, market and market capitalization1 by investing in four distinct international funds:

Federated Asia Pacific Growth Fund;

Federated Emerging Markets Fund;

Federated European Growth Fund; and

Federated International Small Company Fund.

As of May 31, 2002, these funds collectively provided Federated International Growth Fund with more than 438 holdings in 41 countries, and the fund's net assets totaled $35.3 million.

And now for very important news ...

Effective August 7, 2002, Federated International Growth Fund is going to change its investment approach to invest primarily in individual equities of foreign companies rather than in other international equity funds. Also on August 7, 2002, the fund's managers will use a blend management style of both "growth" and "value" issues in their selection process. The fund's name will change to Federated International Capital Appreciation Fund, and its current manager, Stephen F. Auth, Senior Vice President, Federated Global Investment Management Corp., will continue his responsibilities. The fund's investment objective will remain the same--to provide long-term growth of capital. Shareholders will receive more information in this mailing concerning these important changes.

The following report covers the six-month reporting period from December 1, 2001 through May 31, 2002. Following a discussion with Mr. Auth of international economic and market conditions and fund strategy is a complete listing of the fund's investments and the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

The fund's individual share class total return performance for the six-month reporting period follows:2

	Total Return	Net Asset Value Increase
Class A Shares	7.27%	$7.29 to $7.82 = 7.27%
Class B Shares	6.85%	$7.15 to $7.64 = 6.85%
Class C Shares	6.83%	$7.17 to $7.66 = 6.83%

Federated International Growth Fund's returns improved considerably during the reporting period, reflecting an outstanding performance in recent quarters by emerging markets3--particularly in Asia. The fund's emphasis on small-cap stocks,4 which have been flourishing on last year's numerous central bank rate cuts, also helped to lift the fund's returns.

Even though many of the international markets represented in the fund have been among the most impressive performers globally in the past year, they continue to be some of the most reasonably priced options for U.S. investors. Most emerging markets, for instance, are just beginning their growth cycles, and valuations are inexpensive. We believe there is evidence that investors should consider committing more monies to the international markets. A weakening U.S. dollar bodes well for international investors.

Thank you for choosing Federated International Growth Fund to pursue your long-term investment goals and for your continued confidence in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B and C Shares were 1.43%, 1.35% and 5.83%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

4 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Stephen F. Auth

Senior Vice President

Federated Global Investment Management Corp.

Investment Review

What is your analysis of economic conditions and the market for international stocks over the past six months?

The six-month reporting period ended May 31, 2002 proved to be the first period of positive returns for the world's international equity markets since 1999. Although the Standard & Poor's (S&P) 500 Index1 declined another 5.68% over the past six months, Europe's markets rose 1.36%, Japan rose 6.41% and the emerging markets rose 19.10%. The Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE) rose 3.07% during the same time period.2

The better returns for overseas markets reflected a number of positive developments. First, incoming economic data suggested that the global economy had bottomed sometime in the fourth quarter of 2001, and that a synchronized global economic recovery was under way. Second, evidence mounted that a number of emerging market economies that had been in various forms of crisis in the late 1990s were seeing accelerating domestic growth, most notably in South Korea and Russia. Finally, overseas markets may have benefited from investment flows beginning to move out of the United States into other markets, as investors became increasingly discouraged by a series of accounting and corporate scandals.

Although international markets ended the six-month reporting period in the black, volatility remained high and returns were choppy. The volatility reflected off-and-on concerns: the strength of the economic recovery in the United States; intermittent fears about terrorist attacks in the United States, India, Israel and elsewhere; often conflicting signals from the corporate sector regarding the recovery in profits; and a number of well-publicized accounting scandals, mostly in the United States, though often pulling sentiment down globally.

1 S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

2 MSCI-EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

The relatively strong performance in the emerging markets reflected a number of positive factors. The central bank interest rate cuts in 2001 fueled global liquidity, and the emerging markets tend to do best when global liquidity is high. Restructuring at the economic and corporate level in many markets has begun to bear fruit in the form of higher growth. And valuations of many emerging market stocks remain relatively inexpensive.

By sector, the worst-performing stocks continued to be in Technology, Media and Telecommunications, where the outlook remained grim and the news flow negative, with few exceptions. Positive results came from defensive sectors like Consumer Staples and relatively cheaply priced "old economy" stocks in the Materials and Industrials sectors.

European stocks delivered their best performance early in the fund's reporting period, then began to fade in sympathy with the declining U.S. market. Japanese stocks were initially victims of discouraging economic news from Japan and ongoing disappointment with Prime Minister Koizumi's inability to achieve needed government and corporate reforms. However, both the Japanese markets and the Japanese yen began to enjoy a strong rally later in the period, as economic growth began to pick up and investors began adding to their Japanese equity positions.

How did Federated International Growth Fund perform?

During a period of continued low positive or still-negative returns for many stock investments, Federated International Growth Fund delivered attractive returns for shareholders. As of May 31, 2002, the fund produced a six-month total return of 7.27% for Class A Shares based on net asset value. The total returns for Class B Shares and Class C Shares based on net asset value were 6.85% and 6.83%, respectively. The fund outperformed the 3.95% return of its Lipper International Funds peer group.3 The fund also outperformed its benchmark, the MSCI-EAFE, which returned 3.07% for the reporting period.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

How were the fund's assets diversified among the four Federated international funds, and how did they contribute to performance?

During the reporting period, the net assets were allocated as follows:

Fund	Percentage of Net Assets on 11/30/2001	Percentage of Net Assets on 5/31/2002
Federated European Growth Fund	31.0%	37.9%
Federated Asia Pacific Growth Fund	26.2%	25.0%
Federated International Small Company Fund	17.9%	19.8%
Federated Emerging Markets Fund	24.4%	16.8%
Cash	--	0.7%

The allocations as of May 31, 2002 reflect increasing investments during the reporting period in Federated European Growth Fund funded primarily by sales in holdings of Federated Emerging Markets Fund. Although the fund continued to hold a significant investment in emerging markets through Federated Emerging Markets Fund, in April and May we began taking profits on our significant gains there and reinvested them in Federated European Growth Fund. We expect this fund to benefit from the ongoing economic recovery in Europe as well as from appreciation of the euro against the U.S. dollar.

The performances of the underlying funds' Class A Shares for the six-month reporting period based on net asset value were:

Federated Emerging Markets Fund	19.85%
Federated Asia Pacific Growth Fund	8.22%
Federated International Small Company Fund	5.99%
Federated European Growth Fund	1.26%

Each of the fund's sub-funds delivered a positive performance during the reporting period. As can be expected given the stellar performance lately of the emerging market asset class, the best contributor was Federated Emerging Markets Fund. Strong growth in Asia and small-cap momentum underlie the nice returns provided by Federated Asia Pacific Growth Fund and Federated International Small Company Fund. As the modest positive return of Federated European Growth Fund suggests, European markets could not catch up to these outperforming regions.

What were the fund's top holdings as of May 31, 2002?

The top two holdings for each of the individual funds were as follows:

Fund	Security	Country	Percentage of Net Assets
Federated Asia Pacific Growth Fund	Kookmin Bank Ajinomoto Co., Inc.	South Korea Japan	3.7% 3.0%
Federated Emerging Markets Fund	Samsung Electronics Co. Taiwan Semiconductor Manufacturing, Co.	South Korea Taiwan	5.9% 3.3%

Federated European Growth Fund	Nestle SA Standard Chartered PLC	Switzerland United Kingdom	2.8% 2.7%
Federated International Small Company Fund	Sun Life Financial Services of Canada Toll Holdings Ltd.	Canada Australia	1.2% 1.0%

Can you discuss the changes that will be taking place in the fund later this year?

On August 7, 2002, the fund will be renamed Federated International Capital Appreciation Fund, which will better convey to investors its long-term capital growth investment objective. The fund also will no longer be a "fund of funds" that consists solely of those stocks owned by Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund and Federated International Small Company Fund. Instead, the fund will build its own portfolio by selecting individual foreign stocks and employing a "blend" management style of both "value" and "growth" issues.

The fund will continue to seek out equities around the world in developed or emerging markets. Through its new structure, however, the fund gains the flexibility to branch into other sectors and countries in both developed and emerging markets that may not have been covered by, or as well-represented in, the sub-funds' portfolios. Especially in today's ever-unpredictable investment environment, we believe that expanding a fund's geographical purview and security selection options translates into an impressive diversification advantage for shareholders.

As the fund expands its investment possibilities, what is your outlook for international equities and your strategy into 2003?

Although the world's markets are more unpredictable than ever, we believe that international stocks are coming into their own. After several years of underperforming U.S. stocks, international stocks now appear poised to pull ahead.

Even though the bull market of the 1990s is long over, many U.S. stocks remain at relatively high valuations. By contrast, many international stocks are trading at roughly 15%-50% discounts over U.S. equities. Foreign companies often have better earnings prospects, especially where they still have significant room to restructure and become more efficient. U.S. companies, by contrast, are already very efficient and as a result have less to gain from further efficiencies. Importantly, some of the accounting concerns investors now have about U.S. names tend not to apply to overseas companies.

The U.S. dollar began to weaken toward the end of the fund's reporting period, dragged down by both foreign investors' slowed investment and a growing current account deficit in the United States. If the euro, yen and other currencies continue to appreciate against the dollar, international stock portfolios should increase in value. We expect increased focus on the United States' current account deficit, coupled with lower foreign enthusiasm for holding U.S. assets, to exert continued downward pressure on the U.S. dollar, further enhancing the returns on international equities for investors.

In recent weeks, we have seen signs that Japan may be making an upturn, although it is difficult to gauge how significant or lasting it will be. In the near term, we remain tepid on Japan, although its restructuring companies, world-class corporations with global market share and small companies with niche products and services may have the long-term investment potential we seek in that market.

Moving into 2003, we expect to continue emphasizing emerging market holdings in the portfolio. These markets offer compelling stock valuations and generally buoyant economic conditions. However, as noted earlier, we have cut back our holdings here somewhat given the significant run-up we have already experienced in many stocks. Small-cap stocks also will be a focal point given their ability to outperform as economies rebound, inventories are restocked and demand resumes.

The bulk of the fund's portfolio will remain focused on Europe,4 an area where we have increased our positions over the last few months. European markets hold some of the best-managed companies in the world, which should benefit from the improved economic outlook there. Many are in active restructuring mode, further boosting earnings. Valuations in Europe are cheaper than in the United States, and the euro, among the world's various currencies, is one of the most undervalued against the U.S. dollar. The euro potentially has the most upside if the U.S. dollar continues to weaken.

4 Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares		Value in U.S. Dollars
	MUTUAL FUNDS SHARES--100.2%
1,262,663	Federated Asia Pacific Growth Fund, Class A	$8,813,387
621,402	Federated Emerging Markets Fund, Class A	5,928,173
1,189,361	Federated European Growth Fund, Class A	13,380,316
374,988	Federated International Small Company Fund, Class A	6,967,271
240,113	Prime Value Obligations Fund, Class IS	240,113

	TOTAL INVESTMENTS (IDENTIFIED COST $39,554,471)[1]	$35,329,260

1 The cost of investments for federal tax purposes amounts to $39,554,471. The net unrealized depreciation of investments on a federal tax basis amounts to $4,225,211 which is comprised of $499,995 appreciation and $4,725,206 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($35,273,944) at May 31, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $39,554,471)		$35,329,260
Cash		55
Receivable for shares sold		1,362
Deferred organizational costs		1,083

TOTAL ASSETS		35,331,760

Liabilities:
Payable for shares redeemed	$2,228
Accrued expenses	55,588

TOTAL LIABILITIES		57,816

Net assets for 4,541,299 shares outstanding		$35,273,944

Net Assets Consist of:
Paid in capital		$51,934,996
Net unrealized depreciation of investments		(4,225,211)
Accumulated net realized loss on investments		(12,115,192)
Net operating loss		(320,649)

TOTAL NET ASSETS		$35,273,944

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($24,315,135 ÷ 3,108,361 shares outstanding)		$7.82

Offering price per share (100/94.50 of $7.82)[1]		$8.28

Redemption proceeds per share		$7.82

Class B Shares:
Net asset value per share ($8,456,416 ÷ 1,106,419 shares outstanding)		$7.64

Offering price per share		$7.64

Redemption proceeds per share (94.50/100 of $7.64)[1]		$7.22

Class C Shares:
Net asset value per share ($2,502,393 ÷ 326,519 shares outstanding)		$7.66

Offering price per share		$7.66

Redemption proceeds per share (99.00/100 of $7.66)[1]		$7.58

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Interest			$3,717

Expenses:
Administrative personnel and services fee		$92,247
Custodian fees		4,812
Transfer and dividend disbursing agent fees and expenses		66,211
Directors'/Trustees' fees		805
Auditing fees		24,840
Legal fees		1,973
Portfolio accounting fees		43,857
Distribution services fee--Class B Shares		32,571
Distribution services fee--Class C Shares		9,464
Shareholder services fee--Class A Shares		30,243
Shareholder services fee--Class B Shares		10,857
Shareholder services fee--Class C Shares		3,155
Share registration costs		19,719
Printing and postage		20,680
Insurance premiums		630
Taxes		1,506
Miscellaneous		5,051

TOTAL EXPENSES		368,621

Waivers:
Waiver of shareholder services fee--Class A Shares	$(30,243)
Waiver of shareholder services fee--Class B Shares	(10,857)
Waiver of shareholder services fee--Class C Shares	(3,155)

TOTAL WAIVERS		(44,255)

Net expenses			324,366

Net operating loss			(320,649)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions			(2,465,947)
Net change in unrealized depreciation of investments			5,248,732

Net realized and unrealized gain on investment transactions			2,782,785

Change in net assets resulting from operations			$2,462,136

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(320,649)	$(436,813)
Net realized loss on investment transactions	(2,465,947)	(7,396,745)
Realized capital gain distribution from other investment companies	--	1,598,218
Net change in unrealized depreciation of investments	5,248,732	(7,286,302)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,462,136	(13,521,642)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(27,818)

Share Transactions:
Proceeds from sale of shares	16,317,663	68,330,456
Net asset value of shares issued to shareholders in payment of distributions declared	--	17,789
Cost of shares redeemed	(17,693,108)	(79,757,286)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(1,375,445)	(11,409,041)

Change in net assets	1,086,691	(24,958,501)

Net Assets:
Beginning of period	34,187,253	59,145,754

End of period	$35,273,944	$34,187,253

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 7.29	$ 9.68	$12.35	$ 8.38	$ 8.73	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.06)	(0.06)[2]	0.58	0.07	0.04 [2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.59	(2.32)	(2.69)	3.96	(0.33)	(1.26)

TOTAL FROM INVESTMENT OPERATIONS	0.53	(2.38)	(2.11)	4.03	(0.29)	(1.27)

Less Distributions:
Distributions from net investment income	--	(0.01)	(0.56)	(0.06)	(0.06)	--

Net Asset Value, End of Period	$ 7.82	$ 7.29	$ 9.68	$12.35	$ 8.38	$ 8.73

Total Return[3]	7.27%	(24.64)%	(18.33)%	48.44%	(3.37)%	(12.70)%

Ratios to Average Net Assets:

Expenses	1.59%[4]	0.75%	0.15%	0.07%	0.08%	0.07%[4]

Net investment income (net operating loss)	(1.57)%[4]	(0.67)%	3.99%	0.65%	0.51%	(0.01)%[4]

Expense waiver/reimbursement[5]	0.25%[4]	0.61%	0.85%	1.49%	1.92%	4.32%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$24,315	$22,654	$40,432	$39,386	$19,440	$10,562

Portfolio turnover	11%	32%	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 7.15	$ 9.56	$12.24	$ 8.31	$ 8.71	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.10)	(0.12)[2]	0.47	(0.00)[3]	(0.02)[2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.59	(2.29)	(2.66)	3.93	(0.34)	(1.28)

TOTAL FROM INVESTMENT OPERATIONS	0.49	(2.41)	(2.19)	3.93	(0.36)	(1.29)

Less Distributions:
Distributions from net investment income	--	--	(0.49)	(0.00)[3]	(0.04)	--

Net Asset Value, End of Period	$ 7.64	$ 7.15	$ 9.56	$12.24	$ 8.31	$ 8.71

Total Return[4]	6.85%	(25.21)%	(19.00)%	47.33%	(4.14)%	(12.90)%

Ratios to Average Net Assets:

Expenses	2.34%[5]	1.50%	0.90%	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	(2.32)%[5]	(1.42)%	2.84%	(0.10)%	(0.24)%	(0.77)%[5]

Expense waiver/reimbursement[6]	0.25%[5]	0.61%	0.85%	1.49%	1.92%	2.78%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$8,456	$8,950	$14,480	$12,317	$8,212	$5,036

Portfolio turnover	11%	32%	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997 [1]
Net Asset Value, Beginning of Period	$ 7.17	$ 9.59	$12.28	$ 8.33	$ 8.72	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	(0.10)	(0.12)[2]	0.47	(0.00)[3]	(0.02)[2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.59	(2.30)	(2.65)	3.95	(0.33)	(1.27)

TOTAL FROM INVESTMENT OPERATIONS	0.49	(2.42)	(2.18)	3.95	(0.35)	(1.28)

Less Distributions:
Distributions from net investment income	--	--	(0.51)	(0.00)[3]	(0.04)	--

Net Asset Value, End of Period	$ 7.66	$ 7.17	$ 9.59	$12.28	$ 8.33	$ 8.72

Total Return[4]	6.83%	(25.23)%	(18.95)%	47.45%	(3.99)%	(12.80)%

Ratios to Average Net Assets:

Expenses	2.34%[5]	1.50%	0.90%	0.82%	0.83%	0.82%[5]

Net investment income (net operating loss)	(2.32)%[5]	(1.42)%	1.87%	(0.10)%	(0.24)%	(0.77)%[5]

Expense waiver/reimbursement[6]	0.25%[5]	0.61%	0.85%	1.49%	1.92%	2.69%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,502	$2,583	$4,234	$2,284	$1,154	$680

Portfolio turnover	11%	32%	11%	12%	31%	3%

1 Reflects operations for the period from July 1, 1997 (date of initial public investment) to November 30, 1997.

2 Per share information is based on average shares outstanding.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital. The Fund pursues its investment objective by investing in shares of other open-end management investment companies for which affiliates of Federated Investors, Inc. serve as investment adviser, transfer and dividend disbursing agent, portfolio accountant, and principal underwriter (the "Federated Funds," herein referred to as the "underlying funds") that invest primarily in foreign equity securities. The underlying funds in which the Fund will invest include, but are not limited to, Federated Asia Pacific Growth Fund, Federated Emerging Markets Fund, Federated European Growth Fund and Federated International Small Company Fund.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may by valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $8,996,174 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$3,723,538

2009	5,272,636

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,115,740	$15,581,764	5,477,718	$46,826,571
Shares issued to shareholders in payment of distributions declared	--	--	1,799	17,789
Shares redeemed	(2,113,238)	(15,648,790)	(6,549,030)	(55,592,276)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,502	$(67,026)	(1,069,513)	$(8,747,916)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	63,109	$465,238	442,062	$3,839,379
Shares redeemed	(208,000)	(1,531,072)	(704,868)	(5,875,738)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(144,891)	$(1,065,834)	(262,806)	$(2,036,359)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	36,422	$270,661	2,011,301	$17,664,506
Shares redeemed	(69,963)	(513,246)	(2,092,908)	(18,289,272)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(33,541)	$(242,585)	(81,607)	$(624,766)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(175,930)	$(1,375,445)	(1,413,926)	$(11,409,041)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The investment adviser fee is contingent upon the grant of certain exemptive relief from the Securities and Exchange Commission ("SEC"). If the Fund were paying or accruing the investment adviser fee, the Fund would be able to pay up to 1.25% of its average daily net assets which are invested in individual stocks, bonds or money market investments, and not on those assets invested in shares of the underlying funds. If an asset allocation fee were to be charged to the Fund, it could range up to an annual fee of 0.20% of the average daily net assets invested in the underlying funds. The Fund did not pay or accrue the asset allocation fee during the six months ended May 31, 2002.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not pay or accrue the distribution services fee during the six months ended May 31, 2002, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,732 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the six months ended May 31, 2002, the Fund expensed $4,597 of organizational expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$3,850,000

Sales	$5,555,000

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of May 31, 2002, there were no outstanding loans. During the six months ended May 31, 2002, the maximum outstanding borrowings were $166,000. The Fund had an average outstanding daily balance of $99,200 with a high and low interest rate of 2.31% and 2.19%, respectively, representing only the days the LOC was utilized. Interest expense totaled to $0 for the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 34128U797
Cusip 31428U789

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G02418-01 (7/02)

Federated Investors
World-Class Investment Manager

Federated International High Income Fund

A Portfolio of Federated World Investment Series, Inc.

6TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated International High Income Fund

President's Message

Dear Fellow Shareholder:

Federated International High Income Fund was created in 1996, and I am pleased to present its sixth Semi-Annual Report. This fund invests in high-yield bonds1 outside the United States. As of May 31, 2002, the fund's net assets of $113.5 million were split almost evenly between sovereign debt obligations and corporate issues in 20 countries, including emerging market nations.2 Sovereign bonds are issued by a country to gain money from international markets, and these bonds pay interest in U.S. dollars. Their interest payments may come from a country's leading industry, such as oil reserves, or other desirable income-producing assets. Sovereign bonds are sometimes restructured. When fund managers investigate and approve a sovereign issue, they may also buy corporate high-yield bonds in the same country. Through its portfolio of carefully researched issues, the fund offers shareholders significant income opportunities and diversification benefits.

This report covers the six-month reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with the fund's portfolio managers Robert M. Kowit, Senior Vice President, and Roberto Sanchez-Dahl, Vice President, both of Federated Global Investment Management Corp. Following their discussion of economic and market conditions and fund strategy are two additional items of interest: a complete listing of the fund's international bond investments and the publication of its financial statements.

As you are no doubt aware, the fund has performed exceptionally well in recent quarters, producing high income and double-digit returns. Its holdings in emerging markets--the investment outperformers during the past year--have proved to be especially rewarding, as have the fund team's savvy assessments of political and economic conditions in the fund's potential investment regions.

1 Securities rated below investment grade generally entail greater market, credit and liquidity risks than investment grade securities.

2 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than prices of securities in developed countries.

Individual share class total return performance for the six-month reporting period, including income distributions, follows.3

	Total Return	Income	Net Asset Value Increase
Class A Shares	11.45%	$0.385	$7.22 to $7.65 = 5.96%
Class B Shares	11.04%	$0.357	$7.22 to $7.65 = 5.96%
Class C Shares	11.04%	$0.357	$7.22 to $7.65 = 5.96%

Thank you for joining the growing number of shareholders who have diversified their fixed-income assets internationally through this fund. Remember, reinvesting your monthly dividends and investing on a systematic basis are convenient ways to build your account and help your money grow through the benefit of compounding.4

Thank you for your investment in Federated International High Income Fund. Your comments and questions are always welcome.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 6.44%, 5.54% and 10.04%, respectively. Current performance is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 Systematic investing does not assure a profit or protect against loss in declining markets.

Robert M. Kowit

Senior Vice President

Federated Global Investment Management Corp.

Roberto Sanchez-Dahl

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the economic conditions and environment for international high yield bonds during the fund's reporting period?

Key interest rates around the world were cut significantly in 2001, as central banks attempted to reinvigorate stalled economies. These low rates were especially beneficial for liquidity-sensitive developing nations, most of which continued to deliver positive performance in both their bond and stock markets. That was the good news.

During the fund's reporting period, emerging markets experienced two distinct and opposing views concerning market sentiment and risk appetite. Early in the year, emerging markets took advantage of large strategic inflows, mainly from high-grade crossover investors, to cover most of their financing needs for 2002. Positive technicals reflected both good liquidity characteristics in emerging market bonds even during stress periods, and a robust global recovery outlook. For the four-month period ended March 2002, the J.P. Morgan Emerging Market Bond Index (EMBI) Global1 had a total return of 7.05%, while the Lehman Brothers Emerging Market Bond Index2 was up 6.37%.

1 The J.P. Morgan Emerging Market Bond Index Global (EMBI Global) is an unmanaged index tracking total returns for external currency denominated debt instruments of emerging markets: Brady Bonds, loans, Eurobonds and local currency instruments. Indexes are unmanaged and investments cannot be made in an index.

2 The Lehman Brothers Emerging Market Bond Index tracks total returns for external-currency denominated debt instruments of the emerging markets: Brady Bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

Risk appetite and market momentum reversed in the months of April and May 2002, driven primarily by domestic fundamentals rather than by the external environment. That wasn't good news. Brazil led the way with an increase in uncertainty on the upcoming elections in October 2002 as a result of continuing strong poll results in favor of the left-wing candidate Luis Ignacio Lula da Silva. Investors are increasingly pricing a worst-case scenario even as political and economic news becomes modestly more positive. Across the Latin American region, domestic fundamentals deteriorated: the Venezuelan president and government continue on the verge of collapse since the failed coup attempt in mid-April 2002; Ecuador's negotiations with the International Monetary Fund (IMF) are at a standstill as a result of weak fiscal reform initiatives; and various other elements of uncertainty continue to taint the outlooks for Colombia, Peru, Argentina and Uruguay. During the reporting period the fund had exposure to Brazil, Ecuador, Colombia and Peru but not to Argentina or Uruguay.

Market volatility increased in the latter part of the reporting period, as a result of large speculative trading activity from macro-hedge funds and broker/dealers. Another element of volatility in the market was the recent weakness of the U.S. dollar, as it reflected concerns on U.S. economic fundamentals, corporate earnings and further potential terrorist attacks. Downgrades in the U.S. high-grade and high-yield markets have negatively impacted appetite for emerging markets corporate credits, especially from Latin America.

However, countries with improving fundamentals continue to be rewarded, with spreads for the investment-grade sub index now trading even with BBB-rated U.S. corporate issues. It is important to note that the overall credit quality of the asset class has improved consistently over the last 18 months. During the first quarter of 2002, about 70% of the capitalization of the J.P. Morgan EMBI Global received positive credit rating actions.

The Asian regions continue to be somehow isolated from broader market volatility because of strong local demand for Asian dollar bonds given low domestic interest rates and high levels of surplus liquidity held by emerging Asian banks.

Exceptions to broad good performance for the reporting period included Argentina, Uruguay and Lebanon.

How did Federated International High Income Fund perform over the past six-month reporting period?

Federated International High Income Fund had a strong performance during the reporting period, with double-digit returns for all three classes of shares: Class A Shares, 11.45%; Class B Shares, 11.04%; and Class C Shares, 11.04%. These returns were significantly higher than the return of the emerging markets as measured by the fund's benchmarks, the J.P. Morgan EMBI Global, up 7.67%, and the Lehman Brothers Emerging Market Bond Index, up 6.76%. The fund also outperformed the Lipper Emerging Debt Funds category's average return of 10.15%.3

Early in the reporting period, the fund benefited from tactical overweight positions in Brazil, Russia and Ecuador. The positions in Brazil and Russia were later reduced to more moderate overweights and continued to contribute positively to the fund's return. One of the most important asset allocation decisions for the fund was taken late in 2000, when we decided to eliminate exposure to Argentina based on its extremely negative economic and political outlook. The situation reached a crisis level in mid-December 2001 after the government was forced to step down, the country announced the default on its external debt and the currency peg broke. As of May 31, 2002, our strategic underweight has had a positive impact on the fund's performance when compared to the fund's benchmark indexes.

The fund benefited from the solid return of emerging market corporate credits, primarily in the Media and Telecommunications sectors in Mexico and in the Oil sector in Brazil. More recently, we added exposure via new issues to corporate credits in Russia and the Philippines with good results. We have consistently maintained additional exposure to selected corporate credits in the European high-yield market, which have benefited from positive technicals in the market.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges.

What level of income did the fund provide during the reporting period?

As of May 31, 2002, the fund paid a generous income stream totaling $0.385 per share for Class A Shares, $0.357 for Class B Shares and $0.357 per share for Class C Shares. The fund's 30-day SEC yield as of May 31, 2002 based on net asset value was 10.42% for Class A Shares, 9.67% for Class B Shares and 9.65% for Class C Shares.4

What were the fund's top five government and corporate holdings as of May 31, 2002?

The fund's top five international government holdings were:

Country/Coupon/Maturity	Percentage of Net Assets
Russia, Government of, Unsub., 12.75% due 6/24/2028	6.1%
Brazil, Government of, Note, 12.00% due 4/15/2010	6.0%
Russia, Government of, 8.25% due 3/31/2010	5.0%
Venezuela, Government of, Bond, 9.25% due 9/15/2027	4.1%
Brazil, Government of, Brady Bond C, 8.00% due 4/15/2014	3.5%
TOTAL	24.7%

The fund's top five international corporate holdings were:

Company/Coupon/Maturity	Percentage of Net Assets
Grupo Elektra SA de CV, Sr. Note, 12.00% due 4/01/2008	3.2%
Companhia Petrolifera Marlim, 12.25% due 9/26/2008	2.6%
Central European Media Enterprises Ltd., Sr. Note, 9.375% due 8/15/2004	2.3%
Bluewater Finance Ltd., Sr. Note, 10.25% due 2/15/2012	2.3%
Mobile TeleSystems Finance SA, Company Guarantee, 10.95% due 12/21/2004	2.3%
TOTAL	12.7%

4 The fund's 30-day SEC yields as of May 31, 2002 based on offering price were 9.94% for Class A Shares, 9.67% for Class B Shares and 9.65% for Class C Shares.

How were the fund's holdings diversified by country?

As of May 31, 2002, the fund's country allocations were as follows:

Country	Percentage of Net Assets
Brazil	15.7%
Russia	15.0%
Mexico	9.5%
Turkey	5.1%
Netherlands	4.5%
Venezuela	4.1%
Philippines	3.5%
South Africa	2.7%
Ecuador	2.6%
Slovenia	2.3%
Israel	2.1%
Bulgaria	2.0%
United Kingdom	1.8%
Colombia	1.7%
Panama	1.7%
Canada	1.5%
Tunisia	0.9%
Poland	0.4%
Spain	0.1%
Norway	0.0%[1]

1 Amount is less than 0.01%.

Could you describe some of the fund's recent portfolio additions?

Recent bond purchases for the fund include:

Grupo Iusacell SA de CV (Mexico, 0.8% of net assets) is the second largest wireless telecommunications operator in Mexico, with approximately two million subscribers as of March 2002. Historically, the company has received strong support from its principal shareholders, Verizon Communications and Vodafone, which as of year-end 2001 had invested $2.2 billion of equity capital.

Philippine Long Distance Telephone Co. (Philippines, 1.8% of net assets) is the largest telecommunications operator in the country, with a dominant position in both the fixed-line market (about 70% share), and the wireless market (almost 60% share).

Government of South Africa (1.3% of net assets). Exposure to the country provides an attractive diversification element, as South Africa along with other strong BBB-rated credits is a defensive play in the current volatile environment.

What is your outlook for high-yield international bonds and for the fund in the second half of the fund's fiscal year?

We believe the outlook for emerging market assets will remain volatile in the coming quarters. Aside from the main external factors such as the Mid-East crisis, potential U.S. military action in Iraq and, more recently, the expected weakening trend of the U.S. dollar, emerging markets have enough elements on their own to generate market volatility. Brazil will continue to be the main factor as we expect the uncertainty around the October 2002 presidential elections to continue, with local and foreign investors reacting to every new release of election polls. We expect further elements of volatility for the market to come from: Turkey, with a fragile political coalition and the potential for early elections; Venezuela, with ongoing speculation about President Chavez's departure and weakening of the fiscal situation; Colombia, with the newly elected president expected to take office in August; and Ecuador, with presidential elections also scheduled for October and the ongoing negotiations with the IMF.

The Federal Reserve Board (the "Fed") and European Central Bank have been keeping close watch for signs of inflation in their respective economies. Many of the world's major bond markets have discounted the possibility of the Fed increasing short rates in 2002. Given the seemingly contradictory economic data and uneven recoveries in the United States and Europe, we would expect any rate increases to be made carefully and gradually, and to be postponed until more unequivocal signs of growth and strength appear (perhaps later in 2002).

We are likely to hold neutral positions in Russia, as well as in Brazil, and will be following the national election campaign in the latter very closely, as the country has been a key performer for the fund in recent quarters. We also have increased our exposure to government issues in Mexico, the Philippines and South Africa that have low external financing needs. We have taken a more cautious stance towards Venezuela, since the weak economic and fiscal situation poses extremely difficult financing alternatives even under a new government.

As long as volatility remains high, performance of corporate credits, especially in Latin America, will suffer. However, weakness in prices has, in general, been the result of reduced liquidity by broker/dealers than any deterioration of business fundamentals. We will maintain exposure to selected corporate credits which offer attractive current yields and have low refinancing needs.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS--0.0%
		Telecommunications & Cellular--0.0%
1,000	[1,2,3]	Enitel ASA, Warrants (identified cost $0)	$9

		CORPORATE BONDS--30.7%
		Air Transportation--1.5%
1,618,000		CHC Helicopter Corp., Company Guarantee, 11.75%, 7/15/2007	1,695,580

		Broadcast Radio & TV--3.0%
4,500,000		Central European Media Enterprises Ltd., Sr. Note, 9.375%, 8/15/2004	2,632,500
750,000		TV Azteca SA de CV, Sr. Note, Series B, 10.50%, 2/15/2007	772,279

		TOTAL	3,404,779

		Cable & Wireless Television--3.3%
2,250,000		Innova S De R.L., Sr. Note, 12.875%, 4/1/2007	2,137,608
2,500,000		Satelites Mexicanos SA, Sr. Note, Series B, 10.125%, 11/1/2004	1,637,500

		TOTAL	3,775,108

		Consumer Products--1.8%
2,000,000		TM Group Holdings, Sr. Note, 11.00%, 5/15/2008	2,090,000

		Container & Glass Products--1.4%
1,600,000		Vicap SA, Company Guarantee, 11.375%, 5/15/2007	1,564,000

		Industrial Products & Equipment--2.3%
2,500,000	[2,3]	Bluewater Finance Ltd., Sr. Note, 10.25%, 2/15/2012	2,575,000

		Oil & Gas--3.4%
3,000,000	[2,3]	Companhia Petrolifera Marlim, 12.25%, 9/26/2008	3,007,500
1,000,000	[2,3]	Petroplus Funding BV, Bond, 10.50%, 10/15/2010	840,600

		TOTAL	3,848,100

		Printing & Publishing--1.5%
1,500,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	1,672,500

		Retailers--3.2%
3,600,000		Grupo Elektra SA de CV, Sr. Note, 12.00%, 4/1/2008	3,672,000

Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Telecommunications & Cellular--9.3%
2,000,000		Cellco Finance NV, Sr. Note, 12.75%, 8/1/2005	$1,922,000
900,000		Jazztel PLC, Sr. Note, XW1, 14.00%, 7/15/2010	84,060
500,000	[2]	Jazztel PLC, Sr. Note, 14.00%, 4/1/2009	46,700
2,500,000	[2,3]	Mobile Telesystems Finance SA, Company Guarantee, 10.95%, 12/21/2004	2,561,625
3,000,000		Netia Holdings, Series B, 11.25%, 11/1/2007	495,000
1,000,000		Grupo Iusacell SA de CV, Sr. Note, 14.25%, 12/1/2006	955,000
2,000,000		Partner Communications Co., Sr. Sub. Note, 13.00%, 8/15/2010	1,950,000
500,000		Partner Communications Co., Sr. Sub. Note, Series INTL, 13.00%, 8/15/2010	495,000
2,000,000	[2,3]	Philippine Long Distance Telephone Co., Sr. Unsub., 11.375%, 5/15/2012	2,060,420

		TOTAL	10,569,805

		TOTAL CORPORATE BONDS (IDENTIFIED COST $37,281,670)	34,866,872

		SOVEREIGN GOVERNMENTS--46.5%
1,000,000		Banque Centrale de Tunisie, Unsub., 7.375%, 4/25/2012	993,970
5,356,634		Brazil, Government of, Brady Bond C, 8.00%, 4/15/2014	4,014,797
4,400,000		Brazil, Government of, Note, 11.50%, 3/12/2008	3,938,000
7,700,000		Brazil, Government of, Note, 12.00%, 4/15/2010	6,814,500
2,333,000	[2,3]	Bulgaria, Government of, Bond, 8.25%, 1/15/2015	2,292,173
1,950,000		Colombia, Government of, Bond, 11.75%, 2/25/2020	1,935,375
3,925,000	[2]	Ecuador, Government of, Bond, 12.00%, 11/15/2012	2,945,712
2,000,000		Panama, Government of, Bond, 8.875%, 9/30/2027	1,910,000
1,725,000		Philippines, Government of, Note, 10.625%, 3/16/2025	1,893,187
1,750,000		Russia, Government of, 10.00%, 6/26/2007	1,881,950
5,700,000		Russia, Government of, 8.25%, 3/31/2010	5,653,830
5,650,000		Russia, Government of, Unsub., 12.75%, 6/24/2028	6,949,500
1,500,000		South Africa, Government of, Note, 7.375%, 4/25/2012	1,509,630
1,500,000		South Africa, Government of, Note, 8.50%, 6/23/2017	1,560,000
3,800,000		Turkey, Government of, Sr. Unsub., 11.875%, 1/15/2030	3,828,500
6,750,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	4,640,625

		TOTAL SOVEREIGN GOVERNMENTS (IDENTIFIED COST $50,615,661)	52,761,749

Shares			Value in U.S. Dollars
		MUTUAL FUNDS--20.1%
1,811,613		International High Income Core Fund	$19,694,651
3,105,768		Prime Value Obligations Fund, Class IS	3,105,768

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $22,139,241)	22,800,419

		TOTAL INVESTMENTS (IDENTIFIED COST $110,036,572)[4]	$110,429,049

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At May 31, 2002, these securities amounted to $16,329,739 which represents 14.4% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $13,337,327 which represents 11.7% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

4 The cost of investments for generally accepted accounting principles is $110,036,572. Cost for federal tax purposes is $109,411,299. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities. The net unrealized appreciation of investments on a federal tax basis amounts to $1,017,750 which is comprised of $5,732,282 appreciation and $4,714,532 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($113,515,818) at May 31, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $110,036,572)		$110,429,049
Cash denominated in foreign currencies (identified cost $952,304)		957,915
Income receivable		2,366,129
Receivable for shares sold		638,773

TOTAL ASSETS		114,391,866

Liabilities:
Payable for shares redeemed	$274,697
Payable for distribution services fee	44,229
Payable for shareholder services fee	24,906
Payable for transfer and dividend disbursing agent fees and expenses	22,309
Income distribution payable	467,528
Accrued expenses	42,379

TOTAL LIABILITIES		876,048

Net assets for 14,839,284 shares outstanding		$113,515,818

Net Assets Consist of:
Paid in capital		$129,661,243
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(491,602)
Accumulated net realized loss on investments and foreign currency transactions		(15,604,804)
Net operating loss		(49,019)

TOTAL NET ASSETS		$113,515,818

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($43,587,321 ÷ 5,698,285 shares outstanding)		$7.65

Offering price per share (100/95.50 of $7.65)[1]		$8.01

Redemption proceeds per share		$7.65

Class B Shares:
Net asset value per share ($61,661,813 ÷ 8,060,374 shares outstanding)		$7.65

Offering price per share		$7.65

Redemption proceeds per share (94.50/100 of $7.65)[1]		$7.23

Class C Shares:
Net asset value per share ($8,266,684 ÷ 1,080,625 shares outstanding)		$7.65

Offering price per share		$7.65

Redemption proceeds per share (99.00/100 of $7.65)[1]		$7.57

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Interest		$5,673,433
Income allocated from partnership		945,339

TOTAL INCOME		6,618,772

Expenses:
Investment adviser fee	$457,382
Administrative personnel and services fee	92,247
Custodian fees	26,110
Transfer and dividend disbursing agent fees and expenses	61,043
Directors'/Trustees' fees	920
Auditing fees	8,000
Legal fees	4,397
Portfolio accounting fees	50,700
Distribution services fee--Class B Shares	218,086
Distribution services fee--Class C Shares	30,255
Shareholder services fee--Class A Shares	51,744
Shareholder services fee--Class B Shares	72,695
Shareholder services fee--Class C Shares	10,085
Share registration costs	19,992
Printing and postage	21,670
Insurance premiums	626
Taxes	5,732
Interest expense	806
Miscellaneous	1,764

TOTAL EXPENSES BEFORE ALLOCATION	1,134,254

Expenses allocated from partnership	5,170

TOTAL EXPENSES	1,139,424

Waivers and Reimbursement:
Waiver of investment adviser fee	(258,545)
Waiver of transfer and dividend disbursing agent fees and expenses	(539)
Reimbursement of investment adviser fee	(126)

TOTAL WAIVERS AND REIMBURSEMENT		(259,210)

Net expenses		880,214

Net investment income		5,738,558

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions		3,476,725
Net realized gain allocated from partnership		1,066,782
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		207,406

Net realized and unrealized gain on investments and foreign currency transactions		4,750,913

Change in net assets resulting from operations		$10,489,471

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,738,558	$9,523,976
Net realized gain (loss) on investments including allocation from partnership and foreign currency transactions	4,543,507	(5,533,982)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	207,406	7,329,984

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,489,471	11,319,978

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(2,152,441)	(2,238,227)
Class B Shares	(2,740,877)	(5,837,092)
Class C Shares	(386,089)	(536,796)
Distributions from paid in capital
Class A Shares	--	(61,156)
Class B Shares	--	(156,731)
Class C Shares	--	(14,327)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,279,407)	(8,844,329)

Share Transactions:
Proceeds from sale of shares	72,845,614	33,668,510
Net asset value of shares issued to shareholders in payment of distributions declared	2,111,255	2,903,917
Cost of shares redeemed	(59,027,432)	(27,474,168)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	15,929,437	9,098,259

Change in net assets	21,139,501	11,573,908

Net Assets:
Beginning of period	92,376,317	80,802,409

End of period	$113,515,818	$92,376,317

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.22	$7.01	$7.71	$7.99	$9.50	$10.12
Income From Investment Operations:
Net investment income	0.42 [1]	0.82	0.78	0.93 [2]	0.94	1.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40 [1]	0.21	(0.70)	(0.37)	(1.49)	(0.78)

TOTAL FROM INVESTMENT OPERATIONS	0.82	1.03	0.08	0.56	(0.55)	0.40

Less Distributions:
Distributions from net investment income	(0.39)	(0.80)	(0.35)	(0.78)	(0.96)	(1.02)
Distributions from paid in capital[3]	--	(0.02)[2]	(0.43)[2]	(0.06)[2]	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.39)	(0.82)	(0.78)	(0.84)	(0.96)	(1.02)

Net Asset Value, End of Period	$7.65	$7.22	$7.01	$7.71	$7.99	$ 9.50

Total Return[5]	11.45%	15.33%	0.84%	7.55%	(5.95)%	4.02%

Ratios to Average Net Assets:

Expenses	1.17%[6]	1.16%	1.10%	0.96%	0.82%	0.75%

Expenses excluding interest expense	1.17%[6]	1.16%	1.10%	0.96%	0.82%	0.75%

Expenses excluding allocations from partnership	1.16%[6]	--	--	--	--	--

Net investment income	11.10%[1,6]	12.16%	10.55%	12.09%	11.07%	10.54%

Expense waiver/reimbursement[7]	0.48%[6]	0.61%	0.78%	0.79%	0.99%	2.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$43,587	$31,346	$18,170	$17,793	$11,052	$9,073

Portfolio turnover	76%	161%	236%	87%	128%	93%

1 Effective December 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gain/loss per share by $0.02, and increase the ratio of net investment income to average net assets from 10.29% to 11.10%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.22	$7.01	$7.71	$7.99	$9.50	$10.12
Income From Investment Operations:
Net investment income	0.39 [1]	0.76	0.73	0.88 [2]	0.89	0.96
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40 [1]	0.22	(0.71)	(0.38)	(1.50)	(0.63)

TOTAL FROM INVESTMENT OPERATIONS	0.79	0.98	0.02	0.50	(0.61)	0.33

Less Distributions:
Distributions from net investment income	(0.36)	(0.75)	(0.32)	(0.72)	(0.90)	(0.95)
Distributions from paid in capital[3]	--	(0.02)[2]	(0.40)[2]	(0.06)[2]	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.36)	(0.77)	(0.72)	(0.78)	(0.90)	(0.95)

Net Asset Value, End of Period	$7.65	$7.22	$7.01	$7.71	$7.99	$ 9.50

Total Return[5]	11.04%	14.48%	0.07%	6.73%	(6.67)%	3.24%

Ratios to Average Net Assets:

Expenses	1.92%[6]	1.91%	1.85%	1.71%	1.57%	1.50%

Expenses excluding interest expense	1.92%[6]	1.91%	1.85%	1.71%	1.57%	1.50%

Expenses excluding allocation from partnership	1.91%[6]	--	--	--	--	--

Net investment income	10.39%[1,6]	11.36%	9.75%	11.34%	10.37%	9.73%

Expense waiver/reimbursement[7]	0.48%[6]	0.61%	0.78%	0.79%	0.99%	2.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$61,662	$54,552	$57,171	$71,881	$70,458	$49,929

Portfolio turnover	76%	161%	236%	87%	128%	93%

1 Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gain/loss per share by $0.02, and increase the ratio of net investment income to average net assets from 9.58% to 10.39%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$7.22	$7.01	$7.71	$7.99	$9.50	$10.12
Income From Investment Operations:
Net investment income	0.39 [1]	0.75	0.72	0.88 [2]	0.85	0.98
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.40 [1]	0.23	(0.70)	(0.38)	(1.46)	(0.65)

TOTAL FROM INVESTMENT OPERATIONS	0.79	0.98	0.02	0.50	(0.61)	0.33

Less Distributions:
Distributions from net investment income	(0.36)	(0.75)	(0.32)	(0.72)	(0.90)	(0.95)
Distributions from paid in capital[3]	--	(0.02)[2]	(0.40)[2]	(0.06)[2]	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	--	(0.00)[4]	--

TOTAL DISTRIBUTIONS	(0.36)	(0.77)	(0.72)	(0.78)	(0.90)	(0.95)

Net Asset Value, End of Period	$7.65	$7.22	$7.01	$7.71	$7.99	$ 9.50

Total Return[5]	11.04%	14.47%	0.07%	6.73%	(6.67)%	3.24%

Ratios to Average Net Assets:

Expenses	1.92%[6]	1.91%	1.85%	1.71%	1.57%	1.50%

Expenses excluding interest expense	1.92%[6]	1.91%	1.85%	1.71%	1.57%	1.50%

Expenses excluding allocation from partnership	1.91%[6]	--	--	--	--	--

Net investment income	10.38%[1,6]	11.36%	9.75%	11.34%	10.35%	10.04%

Expense waiver/reimbursement[7]	0.48%[6]	0.61%	0.78%	0.79%	0.99%	2.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$8,267	$6,479	$5,461	$6,246	$8,106	$6,037

Portfolio turnover	76%	161%	236%	87%	128%	93%

1 Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the six months ended May 31, 2002 was to increase net investment income per share by $0.03, decrease net realized and unrealized gain/loss per share by $0.03, and increase the ratio of net investment income to average net assets from 9.57% to 10.38%. Per share, ratios and supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

2 Per share information is based on the average number of shares outstanding.

3 Represents a return of capital for federal income tax purposes.

4 Per share amount does not round to $(0.01).

5 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

6 Computed on an annualized basis.

7 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to seek a high level of current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. If no sale price on a recognized securities exchange is reported or if the securities is traded over-the-counter, the security is valued according to the last bid price. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission ("SEC"), the Fund may invest in Federated Core Trust II, L.P. (the "Core Trust II"), which is managed independently by Federated Investment Management Company, the Fund's Adviser. The Core Trust II is a limited partnership established under the laws of the State of Delaware on November 13, 2000, registered under the Act, and offered only to registered investment companies and other accredited investors. The Fund may invest in emerging market fixed income securities primarily by investing in the International High Income Core Fund, a portfolio of Core Trust II. The investment objective of the International High Income Core Fund is to achieve total return on assets and high levels of income. The Fund records daily its proportionate share of income, expenses, unrealized gains and losses and realized gains and losses from International High Income Core Fund. The financial statements of International High Income Core Fund are included within this report and should be read in conjunction with the fund's financial statements. The valuation of securities held by International High Income Core Fund is discussed in the notes to its financial statements.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/ amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 12/1/2001		For the Six Months Ended 5/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation/ Depreciation	Net Realized Loss
Increase (Decrease)	$308,147	$308,147	$436,985	$(317,126)	$(119,859)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $20,105,957, which will reduce the Fund's taxable income arising from future net gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2006	$2,542,891

2007	9,775,291

2008	3,319,786

2009	4,467,989

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At May 31, 2002, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Additional information on each restricted security held at May 31, 2002 is as follows:

Security	Acquisition Dates	Acquisition Cost
Jazztel PLC, Sr. Note, 14.00%, 4/1/2009	7/23/1999	$ 539,537

Ecuador, Government of, 12.00%, 11/15/2012	1/19/2001 -- 5/18/2001	2,236,750

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	7,650,048	$58,597,978	3,070,071	$22,179,681
Shares issued to shareholders in payment of distributions declared	148,708	1,135,676	121,820	879,793
Shares redeemed	(6,443,715)	(49,060,850)	(1,439,448)	(10,548,618)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,355,041	$10,672,804	1,752,443	$12,510,856

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,225,317	$9,352,207	1,282,952	$9,367,942
Shares issued to shareholders in payment of distributions declared	103,770	788,207	234,748	1,694,028
Shares redeemed	(827,067)	(6,273,108)	(2,110,100)	(15,313,403)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	502,020	$3,867,306	(592,400)	$(4,251,433)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	646,831	$4,895,429	294,644	$2,120,887
Shares issued to shareholders in payment of distributions declared	24,698	187,372	45,665	330,096
Shares redeemed	(488,476)	(3,693,474)	(221,356)	(1,612,147)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	183,053	$1,389,327	118,953	$838,836

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,040,114	$15,929,437	1,278,996	$9,098,259

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Class A Shares did not incur a distribution services fee for the six months ended May 31, 2002.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$90,532,403

Sales	$78,150,816

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of May 31, 2002, there were no outstanding loans. During the six months ended May 31, 2002, the maximum outstanding borrowings were $13,303,000. The Fund had an average outstanding daily balance of $3,182,643 with a high and low interest rate of 2.44% and 2.25%, respectively, representing only the days the LOC was utilized. Interest expense totaled $806 for the six months ended May 31, 2002.

Portfolio of Investments--Federated International High Income Core Fund

May 31, 2002 (unaudited)

Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--9.2%
		Broadcast Radio & TV--2.6%
$1,250,000		TV Azteca SA de CV, Sr. Note, Series B, 10.50%, 2/15/2007	$1,287,131

		Container & Glass Products--1.9%
1,000,000		Vicap SA, Sr. Note, 11.375%, 5/15/2007	977,500

		Oil & Gas--2.7%
1,400,000		Petrobras International Finance, Sr. Note, 9.75%, 7/6/2011	1,347,500

		Telecommunications & Cellular--2.0%
1,000,000	[1,2]	Philippine Long Distance Telephone Co., Sr. Unsub., 11.375%, 5/15/2012	1,030,210

		TOTAL CORPORATE BONDS (IDENTIFIED COST $4,462,125)	4,642,341

		GOVERNMENT AGENCY--1.2%
600,000		Banque Centrale de Tunisie, Unsub., 7.375%, 4/25/2012 (IDENTIFIED COST $592,182)	596,382

		SOVEREIGN GOVERNMENTS--85.6%
1,250,000		Brazil, Government of, Note, 11.50%, 3/12/2008	1,118,750
2,500,000		Brazil, Government of, Bond, 12.25%, 3/6/2030	2,056,250
1,354,551		Brazil, Government of, Brady Bond C, 8.00%, 4/15/2014	1,015,236
1,300,000		Brazil, Government of, Note, 12.00%, 4/15/2010	1,150,500
5,250,000		Brazil, Government of, Unsub., 11.00%, 8/17/2040	3,879,750
1,100,000	[1,2]	Bulgaria, Government of, Bond, 8.25%, 1/15/2015	1,080,750
600,000		Colombia, Government of, Bond, 11.75%, 2/25/2020	595,500
600,000		Dominican Republic, Government of, Bond, 9.50%, 9/27/2006	639,767
2,500,000	[1]	Ecuador, Government of, Bond, 12.00%, 11/15/2012	1,876,250
600,000	[1,2]	El Salvador, Government of, Bond, 8.25%, 4/10/2032	614,544
5,200,000		Mexico, Government of, Note, 7.50%, 1/14/2012	5,275,400
4,300,000		Mexico, Government of, Note, 8.375%, 1/14/2011	4,578,425
1,000,000		Panama, Government of, Bond, 8.875%, 9/30/2027	955,000
600,000	[1,2]	Peru, Government of, Note, 9.125%, 2/21/2012	572,400
2,625,000		Philippines, Government of, Note, 10.625%, 3/16/2025	2,880,938
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		SOVEREIGN GOVERNMENTS--continued
$2,100,000		Russia, Government of, Bond, 10.00%, 6/26/2007	$2,258,340
1,900,000		Russia, Government of, Bond, 8.25%, 3/31/2010	1,884,610
2,500,000		Russia, Government of, Unsub., 12.75%, 6/24/2028	3,075,000
2,000,000	[1]	Russia, Government of, Unsub., 5.00%, 3/31/2030	1,437,000
1,500,000		South Africa, Government of, Note, 8.50%, 6/23/2017	1,560,000
2,000,000		Turkey, Government of, Sr. Unsub., 11.875%, 1/15/2030	2,015,000
3,700,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	2,543,750

		TOTAL SOVEREIGN GOVERNMENTS (IDENTIFIED COST $43,145,567)	43,063,160

		REPURCHASE AGREEMENT--1.2%
592,000		Bank of America LLC, 1.83%, dated 5/31/2002, due 6/3/2002 (at amortized cost)	592,000

		TOTAL INVESTMENTS (IDENTIFIED COST $48,791,874)[3]	$48,893,883

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At May 31, 2002, these securities amounted to $6,611,154 which represents 13.1% of net assets. Included in this amount, securities which have been deemed liquid. These securities amounted to $3,297,904 which represents 6.6% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Trustees.

3 The cost of investments for federal tax purposes amounts to $48,791,874. The net unrealized appreciation of investments on a federal tax basis amounts to $102,009 which is comprised of $1,122,087 appreciation and $1,020,078 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($50,298,925) at May 31, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities--Federated International High Income Core Fund

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $48,791,874)	$48,893,883
Cash	904
Prepaid expenses	68,189
Income receivable	1,335,949

Net assets for 4,626,747 shares outstanding	$50,298,925

Net Assets Consist of:
Paid in capital	$44,855,559
Net unrealized appreciation of investments	102,009
Accumulated net realized gain on investments	2,761,227
Undistributed net investment income	2,580,130

TOTAL NET ASSETS	$50,298,925

Net Asset Value, Offering Price and Redemption Proceeds Per Share
$50,298,925 ÷ 4,626,747 shares outstanding	$10.87

See Notes which are an integral part of the Financial Statements

Statement of Operations--Federated International High Income Core Fund

Period Ended May 31, 2002 (unaudited)

Investment Income:
Interest		$2,594,297

Expenses:
Custodian fees	$19,216
Transfer and dividend disbursing agent fees and expenses	6,386
Directors'/Trustees' fees	117
Auditing fees	7,602
Legal fees	62,462
Portfolio accounting fees	20,968
Insurance premiums	695
Taxes	12,290
Miscellaneous	1,965

TOTAL EXPENSES	131,701

Reimbursement:
Reimbursement of other operating expenses	(117,534)

Net expenses		14,167

Net investment income		2,580,130

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		2,761,227
Net change in unrealized appreciation of investments		102,009

Net realized and unrealized gain on investments		2,863,236

Change in net assets resulting from operations		$5,443,366

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets -- Federated International High Income Core Fund

	Period Ended 5/31/2002	[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,580,130
Net realized gain on investments	2,761,227
Net change in unrealized appreciation of investments	102,009

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	5,443,366

Share Transactions:
Proceeds from contributions	103,222,580
Fair value of withdrawals	(58,367,021)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	44,855,559

Change in net assets	50,298,925

Net Assets:
Beginning of period	--

End of period	$50,298,925

1 For the period from January 14, 2002 (date of initial public investment) to May 31, 2002.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Federated International High Income Core Fund

(For a Share Outstanding Throughout the Period)

Period Ended 5/31/2002 [1]
Net Asset Value, Beginning of Period	$ 9.97
Income From Investment Operations:
Net investment income	0.56
Net realized and unrealized gain on investments	0.34

TOTAL FROM INVESTMENT OPERATIONS	0.90

Net Asset Value, End of Period	$10.87

Total Return[2]	8.70%

Ratios to Average Net Assets:

Expenses	0.06%[3]

Net investment income	10.05%[3]

Expense waiver/reimbursement[4]	0.46%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$50,299

Portfolio turnover	85%

1 Reflects operations for the period from January 14, 2002 (date of initial public investment) to May 31, 2002.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements -- Federated International High Income Core Fund

May 31, 2002 (unaudited)

ORGANIZATION

International High Income Core Fund (the "Fund") is a non-diversified portfolio of Federated Core Trust II, L.P. (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act").

The Trust is a limited partnership that was established under the laws of the State of Delaware on November 13, 2000 and offered only to registered investment companies and other accredited investors.

The Fund's investment objective is to achieve total return on assets and a high level of income, by investing in an unhedged portfolio of foreign, high-yield, fixed-income securities. Currently, the Fund is only available for purchase by other Federated Funds and their affiliates.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions and Tax

Interest income and expenses are accrued daily. All net income and gain/loss (realized and unrealized) will be allocated daily to the shareholders based on their capital contributions to the Fund. The Fund does not currently intend to declare and pay distributions.

Federal Taxes

As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund).

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund may engage in dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells the mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the current yield and total return.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Additional information on each restricted security held at May 31, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
Ecuador, Government of, 12.00%, 11/15/2012	1/14/2002	$1,912,500

Russia, Government of, Unsub. 5.00%, 3/31/2030	1/14/2002	1,356,160

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Contributions/Withdrawals

Contribution and Withdrawal transactions were as follows:

For the Period Ended 5/31/2002
Proceeds from contributions	$103,222,580
Fair value of withdrawals	(58,367,021)

TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/WITHDRAWALS	$ 44,855,559

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Co., is the Fund's investment adviser (the "Adviser") subject to direction of the Trustees. The Adviser provides investment adviser services at no fee.

The Adviser may voluntarily choose to reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this reimbursement at anytime at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), a subsidiary of Federated Investors, Inc., provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FServ provides these services at no fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended May 31, 2002, were as follows:

Purchases	$56,194,617

Sales	$85,911,444

CONCENTRATION OF CREDIT RISK

Compared to diversified mutual funds, the Fund, may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price and performance.

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations.

Additionally, political or economic developments may have an effect on the liquidity or volatility of portfolio securities and currency holdings.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01949-02 (7/02)

Federated Investors
World-Class Investment Manager

Federated International Small Company Fund

A Portfolio of Federated World Investment Series, Inc.

6TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1996

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated International Small Company Fund

President's Message

Dear Fellow Shareholder:

Federated International Small Company Fund was created in 1996 and I am pleased to enclose its sixth Semi-Annual Report. The fund is managed to bring you long-term capital growth opportunities from a portfolio of high-quality international small-cap stocks.1 International stocks are especially attractive to investors--both institutional and individual--at this time because they have had higher earnings forecasts and realistic growth ratios in comparison to U.S. corporations. These international small-cap corporations may represent a relatively conservative approach to growth investing. Currently, their prices may not be at bargain levels but they are attractive.

This report covers the six-month reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with the fund's portfolio manager Leonardo A. Vila, Vice President, Federated Global Investment Management Corp. Following his discussion of market conditions and fund strategy are two additional items of interest: a complete listing of the fund's investments and the publication of the fund's financial statements.

As of May 31, 2002, this $524.1 million fund was invested in 28 countries and in 203 corporations with a median market capitalization of $1.18 billion. Federated International Small Company Fund's portfolio includes a wide variety of companies that manufacture or supply specialized products and services to large company assemblers and retailers. The fund enables U.S. investors to participate in these successful international corporations. This ownership can be a valuable diversifier for U.S.-based portfolios, especially those that emphasize large-cap domestic holdings.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Smaller capitalization companies involve more risks than larger more established companies.

Although the pace of the global recovery is slower than we would like, there is no doubt that the macroeconomic news in recent months has been more encouraging. As anticipated, smaller companies--which typically are early beneficiaries of the pick up in demand that characterizes an economic turnaround--have been among the best equity performers lately. The performance of the fund reflected this more favorable market environment for small- and mid-cap stocks. Individual share class total return performance for the fund's reporting period follows:2

	Total Return	Net Asset Value Increase
Class A Shares	5.99%	$17.53 to $18.58 = 5.99%
Class B Shares	5.61%	$16.75 to $17.69 = 5.61%
Class C Shares	5.62%	$16.73 to $17.67 = 5.62%

In the period ahead, international stocks are expected by many market analysts to outperform their U.S. counterparts. Despite their brighter prospects, however, many of these equities, including small caps, remain at historically low valuations. My recommendation to long-term investors is to take advantage of the buying opportunities that are being presented. As a fund shareholder, you can increase your fund investment regardless of the market's fluctuations through a systematic investment program, which allows you to add to your account on a regular basis to accumulate more shares at lower prices.3 Please discuss the benefits of dollar-cost averaging with your investment representative.

Thank you for selecting Federated International Small Company Fund to pursue your long-term financial goals and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.16%, 0.11%, and 4.62%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Leonardo A. Vila

Vice President

Federated Global Investment Management Corp.

Investment Review

What is your review of economic conditions and the international small-cap stock market during the past six months?

Equity markets worldwide rallied late in 2001, and further strengthened through the first quarter of 2002, on optimism of improving economic and corporate fundamentals along with progress on the U.S.-led War on Terrorism. The benefits of the extensive rate cuts from the world's central banks materialized more fully, and the early phase of the rebound was characterized by the restocking of inventories that had bottomed last year.

Along with emerging market countries, small-cap stocks were major beneficiaries of the liquidity-driven revival in world growth. European small-caps performed well early on, but small and mid-size companies in export-driven Asian markets--boosted by liquidity from last year's rate cuts, inexpensive valuations and improving consumer demand in the United States--were the top performers during the period.

However, during April and May 2002, the last two months of the reporting period, we saw a consolidation in the markets due to a slower-than-expected turnaround. Since the beginning of April, we increased our holdings in a few Japanese companies with exposure to their domestic market and decreased our holdings in South Korea, where there is a predominance of companies that have U.S. dollar-denominated exports. Despite the market consolidation, the rapid decline of the U.S. dollar offset price declines, with moderate gains for international investors.

How did the fund perform during the six-month reporting period, and what factors affected performance?

As of May 31, 2002, Federated International Small Company Fund produced total returns, based on net asset value, of 5.99%, 5.61%, and 5.62% for Class A, B, and C Shares, respectively. The fund's performance compared unfavorably with the 11.56% return of its benchmark, the Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index,1 in U.S. dollar terms, and also underperformed the Lipper International Small-Cap Funds Average, which returned 9.54%.2 However, the fund outperformed the broader international market index, the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE), which had a 3.07% gain over the same period.3

Fund performance in the fourth quarter of 2001 was particularly strong. Although we underweighted Japan in the portfolio, we received good performance from Japanese stocks in the Consumer Discretionary and Materials sectors, especially from automotive components companies. Into 2002, emerging market investments were the clear winner for the fund, with South Korea, Thailand and Taiwan the best performing countries.

Our overweight in the Food, Beverages & Tobacco sector contributed positively to the fund's performance, especially our holding in Swedish Match (0.9% of net assets), a tobacco products company that also contributed positively to Sweden's strong overall performance for us. Toward the end of the reporting period, the strong outperformance that we had seen in South Korea started to turn around. As a result, we decided to take profits and reallocated some of the gains into Japan. Negative performance came from exposure to the Pharmaceutical and Commercial Services sectors, particularly those in the Engineering and Construction sectors in the United Kingdom.

1 The MSCI World ex-U.S. Small Cap Index is created by selecting companies within the market capitalization range of $200-$800 million USD. The dollar-denominated range is applied across all 23 developed markets. Investments cannot be made in an index.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

3 The MSCI--EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made in an index.

What were the fund's top ten holdings as of May 31, 2002, and how were the assets allocated among different countries?

The top ten holdings were as follows:

Name	Country	Sector	Percentage of Net Assets
Sun Life Financial Services of Canada Inc.	Canada	Financials	1.2%
Toll Holdings Ltd.	Australia	Industrials	1.0%
Molson Cos. Ltd., Class A	Canada	Consumer Staples	1.0%
Industrial Alliance Life Insurance Co.	Canada	Financials	0.9%
Swedish Match AB	Sweden	Consumer Staples	0.9%
Patrick Corp. Ltd.	Australia	Industrials	0.9%
Amcor Ltd.	Australia	Materials	0.9%
Novozymes A/S, Class B	Denmark	Materials	0.9%
Logitech International SA	Switzerland	Information Technology	0.9%
Tandberg ASA	Norway	Information Technology	0.8%
TOTAL			9.4%

The fund's assets were diversified across the following 28 countries:

Country	Percentage of Net Assets
Japan	13.9%
Canada	11.6%
United Kingdom	9.5%
Australia	7.3%
South Korea	6.0%
Italy	5.4%
Hong Kong	4.7%
Germany	4.4%
France	3.7%
Sweden	3.2%
Spain	3.1%
Switzerland	2.8%
Netherlands	2.3%
Norway	2.3%
Denmark	2.2%
Malaysia	2.1%
Russia	1.4%
Portugal	1.3%
Ireland	1.3%
Singapore	1.3%
Taiwan	1.1%
Thailand	0.8%
Belgium	0.6%
India	0.5%
Israel	0.5%
Panama	0.3%
China	0.3%
Venezuela	0.3%

Can you highlight some of the fund's holdings?

Interesting new names in the portfolio include the following:

Permasteelisa SpA (Italy; 0.4% of net assets) is an engineering consulting company that designs, manufactures and installs external facades for large buildings worldwide. Permasteelisa also designs, produces and installs internal walls and partitions as well as internal furnishings for stores and offices. Permasteelisa is a beneficiary of continued commercial real estate strength and the increasing degree of specialization required in the industry.

Valora Holding AG (Switzerland; 0.3% of net assets) owns and operates kiosks, self-service stores, food, coffee and snack shops and restaurants as well as wholesale outlets. We believe that Valora, through a Nordic acquisition, has become the largest food service distributor in Europe. The company has no exposure to the U.S. market or weakening U.S. dollar.

Impresa--Sociedade Gestora de Participacoes SA (Portugal; 0.3% of net assets) is a media and entertainment company with interests in cable television programming, magazine publishing, direct marketing, television broadcasting, newspaper publishing and cable television systems. Impresa operates primarily in Portugal and is a beneficiary of continued restructuring, political change and an improving advertising market in its home country.

What is your near-term outlook for international small-cap stocks?

Small companies worldwide are likely to continue to do well as the U.S. economic turnaround, albeit slower than was expected at the beginning of December 2001, and the concurrent global economic recovery progress. In addition, the weakening of the U.S. dollar against the euro, yen and other foreign currencies that began later in the fund's reporting period should lead to gains in the value of many international investments. We will continue to look for names that have low U.S.-dollar exposure.

As global liquidity remains high and inflation appears to be in check, we expect to continue focusing on compelling equities in the emerging markets, especially the export countries of Asia, which continue to thrive. In Japan, we plan to remain very selective in our stock picking, although we believe companies in the Consumer Non-Durables and Consumer Durables sectors that focus on domestic Japanese sales present good potential opportunities.

Although Europe is experiencing a slower-than-anticipated economic recovery, we see good opportunities to build positions selectively. Countries we are focusing on include Italy, Spain and the United Kingdom. Within Europe, as in Asia, we are looking for companies with strong and growing euro-region sales, with a concentration on Consumer Durables and Consumer Non-Durables.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--93.7%
		Automobiles & Components--3.7%
500,000		Hino Motors Ltd.	$1,409,869
900,000	[1]	HMV Group PLC	2,158,649
90,000		Hyundai Mobis	1,667,627
74,000		Hyundai Motor Co.	2,452,853
300,000		ION Ltd.	534,728
126,000		Keihin Corp.	1,407,952
60,000		Magna International, Inc., Class A	4,284,929
51,000		Nissin Kogyo Co., Ltd.	1,314,804
900,000		Pacifica Group Ltd.	2,108,357
222,000		Showa Corp.	1,931,601

		TOTAL	19,271,369

		Banks--1.4%
375,000		Anglo Irish Bank Corp. PLC	2,369,249
280,000		Industrial Bank of Korea	2,075,270
177,000		Koram Bank	1,778,308
300,000		Wing Hang Bank Ltd.	1,071,175

		TOTAL	7,294,002

		Capital Goods--11.4%
59,570		ACS, Actividades de Constuccion y Servicios, SA	1,975,719
447,590		Amec PLC	2,860,602
88,800		Buderus AG	2,239,358
477,658		CAE, Inc.	4,346,894
400,000		Central Glass Co., Ltd.	2,249,346
1,350,000		Citic Pacific Ltd.	3,054,866
236,000		Daelim Industrial Co., Ltd.	2,808,367
141,930		Fomento de Construcciones y Contratas, SA	3,552,678
1,600,000		Gamuda BHD	2,631,579
97,804		Grupo Ferrovial, SA	2,639,984
12,000,000	[1]	Guangzhou Investment Co., Ltd.	984,634
58,700		IHC Caland NV	3,432,095
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Capital Goods--continued
1,300,000		IJM Corp. Berhad	$1,847,369
214,000		JGC Corp.	1,629,245
14,000		Kaba Holding AG	3,194,391
2,000,000		Kawasaki Heavy Industries	2,900,302
96		Kubotek Corp.	330,248
384	[1]	Kubotek Corp.	1,320,991
390,000		Leighton Holdings Ltd.	2,350,258
80,000	[1]	Masonite International Corp.	1,527,825
600,000		NTN Corp.	2,354,079
1,000,000		Road Builder (M) Holdings Berhad	1,447,368
80,000	[1]	Royal Group Technologies Ltd.	1,597,486
160,000		SNC-Lavalin Group, Inc.	4,006,809
37,800		Vallourec (Usin)	2,379,570

		TOTAL	59,662,063

		Commercial Services & Supplies--2.3%
478,130		Amey PLC	1,776,132
6,500		Bellsystem 24, Inc.	2,508,359
98,000		Permasteelisa SpA	1,940,478
2,938,000		Techtronic Industries Co.	2,523,715
414,580		WS Atkins PLC	3,534,863

		TOTAL	12,283,547

		Consumer Durables & Apparel--3.7%
72,000		Bandai Co., Ltd.	2,529,063
85,000	[2]	Benetton Group SpA	1,071,765
144,000		Cheil Industries	1,849,955
440,000		De'Longhi SpA	2,223,293
832,400	[1]	Ferretti SpA	2,915,480
815,000		Hitachi Koki Co.	3,000,645
230,000		Merloni Elettrodomestici SpA	2,169,682
55,200	[1]	Sega Enterprises	1,378,610
96,874		Zapf Creation AG	2,450,207

		TOTAL	19,588,700

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Diversified Financials--5.8%
131,800		AGF Management Ltd.	$1,871,639
280,000		C.I. Fund Management, Inc.	2,199,817
632,500		Cattles PLC	3,094,228
39,270		DePfa Bank PLC	2,917,749
940,000		Keppel Corp. Ltd.	2,135,288
2,000,000		Kiatnakin Finance Public Co., Ltd.	2,208,314
44,000		Marschollek, Lautenschlaeger und Partner AG	1,790,963
277,966		Man (ED&F) Group PLC	4,105,903
192,000		Shinhan Financial Group Co., Ltd.	2,877,707
20,000		Shokoh Fund & Co., Ltd.	2,803,625
2,000,000	[1]	Siam Panich Leasing Public Co., Ltd.	2,149,268
100,000		Sumisho Lease Co., Ltd.	1,659,617

		TOTAL	29,814,118

		Energy--2.4%
170,000		Ensign Resource Service Group, Inc.	1,894,330
543,000		Saipem SpA	3,671,852
450,000		Showa Shell Sekiyu	2,958,308
37,000		Talisman Energy, Inc.	1,645,548
475,000		Teikoku Oil Co., Ltd.	2,211,883

		TOTAL	12,381,921

		Food & Drug Retailing--0.3%
160,000		Foodland Associated Ltd.	1,702,076

		Food & Household Products--10.7%
55,000		ARIAKE JAPAN Co., Ltd.	2,237,664
90,700	[1]	Davide Campari--Milano SpA	3,219,124
77,400		Carlsberg A/S, Class B	4,124,524
500,000		Coca-Cola Amatil Ltd.	1,711,696
81,300		Danisco	2,881,421
300,270		Ebro Puleva SA	3,514,065
1,100,000		Foster's Group Ltd.	2,912,995
60,000		Hokuto Corp.	1,575,831
1,200,000		IOI Corp.	1,831,579
150,000		Kagome Co., Ltd.	1,268,882
100,000		Katokichi Co., Ltd.	1,844,914
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Food & Household Products--continued
208,000		Molson Cos. Ltd., Class A	$5,004,583
70,170		Nutreco Holding NV	2,396,753
166,330		Orkla ASA, Class A	3,294,754
105,100		Panamerican Beverages, Class A	1,906,514
897,050	[1]	Pan Fish ASA	1,905,850
640,000	[2]	Parmalat Finanziaria SpA	1,972,608
200,000	[2]	Q.P. Corp.	1,651,561
610,000		Swedish Match AB	4,851,106
45,000		Tong Yang Confectionery Co.	1,871,449
68,260	[1]	Wimm-Bill-Dann Foods, ADR	1,590,458
267,334		Wolverhampton & Dudley Breweries PLC	2,650,816

		TOTAL	56,219,147

		Health Care Equipment & Services--3.2%
325,800	[1]	Capio AB	2,774,843
258,580	[1]	Elekta AB, B Shares	2,626,875
73,704		Gehe Ag	3,204,480
148,172		Getinge AB, Class B	2,888,877
282,470		Nestor Healthcare Group PLC	2,396,051
65,760		Omega Pharma SA	2,948,152

		TOTAL	16,839,278

		Hotels Restaurants & Leisure--2.6%
226,900		Enterprise Inns PLC	1,987,728
170,175		Enterprise Inns PLC, Rights	467,896
85,000		Fairmont Hotels & Resorts Inc.	2,380,000
452,550	[1]	Fitness First PLC	2,857,555
1,900,000		Hong Kong & Shanghai Hotel Ltd.	962,198
240,000		Lottomatica SpA	1,907,601
1,200,000		Resorts World BHD	3,252,632

		TOTAL	13,815,610

		Insurance--3.0%
230,406		Corporation Mapfre, Compania Internacional de Reaseguros, SA	1,648,426
180,000		Industrial Alliance Life Insurance Co.	4,949,588
82,600		Scor SA	2,815,916
265,921		Sun Life Financial Services of Canada Inc.	6,145,745

		TOTAL	15,559,675

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--9.0%
926,831		Amcor Ltd.	$4,746,248
1,200,000		AurionGold Ltd.	3,191,393
1,300,000		Boral Ltd.	2,839,435
4,400,000		China Steel Corp.	2,148,235
2,023,000	[1]	Corus Group PLC	2,603,600
87,540		DSM NV	4,161,703
181,250		Domtar, Inc.	2,124,116
145,000	[1]	Mining and Metallurgical Company Norilsk Nickel, ADR	3,246,768
2,000,000	[1]	Lihir Gold Ltd.	1,754,135
4,540,000		M.I.M. Holdings Ltd.	3,108,440
415,000	[1]	Norske Skog Canada Ltd., Class A	1,847,584
208,700		Novozymes A/S, Class B	4,616,386
142,650	[1]	SGL Carbon AG	3,165,665
1,400,000		Smorgon Steel Group Ltd.	895,174
208,000		Sungshin Cement Manufacturing Co., Ltd.	2,261,056
94,000		Taisei Lamick Co., Ltd.	2,802,014
425,000		Tokyo Steel Manufacturing	1,746,224

		TOTAL	47,258,176

		Media--4.2%
285,900	[1]	Eniro AB	2,493,689
81,650		GFK AG	1,701,385
812,500		HIT Entertainment PLC	4,040,154
316,930		Havas Advertising SA	2,338,499
650,000	[1]	Impresa-Sociedade Gestora de Participacoes SA	1,687,738
276,800	[1]	JC Decaux SA	3,748,702
68,600	[1]	Modern Times Group, Class B	1,224,849
254,460		Mondadori (Arnoldo) Editore SpA	1,692,179
398,600		United Business Media PLC	3,174,175

		TOTAL	22,101,370

		Personal Care Products--1.1%
430,000		Coreana Cosmetics Co., Ltd.	1,359,796
14,000,000	[1]	Natural Beauty Bio-Technology Ltd.	1,848,754
24,000		Pacific Corp.	2,569,382

		TOTAL	5,777,932

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Pharmaceuticals & Biotechnology--5.3%
50,000	[1]	Angiotech Pharmaceuticals, Inc.	$1,997,185
3,000	[1]	Berna Biotech AG	1,485,660
113,900	[1]	Cambridge Antibody Technology Group PLC	1,938,976
155,000		Daewoong Pharmaceutical Co., Ltd.	2,597,587
180,000		Hisamitsu Pharmaceutical Co., Inc.	2,481,208
136,000	[1]	Qiagen NV	2,095,896
164,000	[1]	Ranbaxy Laboratories Ltd.	2,580,131
130,000		Recordati SpA	3,437,400
70,000	[2]	Stada Arzneimittel AG	2,651,159
400,000	[1]	StressGen Biotechnologies Corp., Class A	1,060,626
85,200	[1]	Taro Pharmaceutical Industries Ltd.	2,400,936
333,000		Zeltia SA	2,908,055

		TOTAL	27,634,819

		Real Estate--0.6%
555,000		Countrywide Assured Group PLC	1,404,219
2,025,000		Wheelock & Co., Ltd.	1,765,419

		TOTAL	3,169,638

		Retailing--4.8%
48,000		CJ39 Shopping Corp.	3,063,493
31,200		Don Quijote Co., Ltd.	2,764,955
2,138,000		Esprit Holdings Ltd.	3,960,858
3,200,000		Giordano International Ltd.	1,897,472
228,300		Hudson's Bay Co.	2,167,310
64,000		Komeri Co., Ltd.	1,716,979
77,000		Nishimatsuya Chain Co., Ltd.	2,375,911
14,000		Shinsegae Department Store Co.	2,063,741
7,800		Valora Holding AG	1,640,535
40,600		Yamada Denki	3,689,571

		TOTAL	25,340,825

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--3.5%
385,000	[1]	CGI Group, Inc., Class A	$2,071,952
50,000		Capcom Co., Ltd.	1,365,559
80,400		Csk Corp.	2,895,372
80,000		Meitec Corp.	2,674,723
563,370		Misys PLC	1,837,360
85,000	[1]	Open Text Corp.	1,827,500
84,600	[1]	Riverdeep Group PLC, ADR	1,569,330
210,000		Torex PLC	2,149,874
69,900	[1]	UBI Soft Entertainment SA	1,925,302

		TOTAL	18,316,972

		Technology Hardware & Equipment--6.4%
305,000	[1]	ATI Technologies, Inc.	3,035,223
475,000		Ambit Microsystems Corp.	2,123,530
178,800		Creative Technology Ltd.	1,805,583
500,000		Dainippon Screen Manufacturing Co., Ltd.	2,698,892
1,000,000		Elec & Eltek International Co., Ltd.	2,720,000
225,000	[1]	Lite-On It Corp.	1,330,147
94,650	[1]	Logitech International SA	4,575,655
80,000		Mitsumi Electric Co., Ltd.	1,369,587
84,550	[1]	Neopost SA	3,348,315
105,000	[1]	Research in Motion Ltd.	1,581,118
5,300,000		TPV Technology Ltd.	2,055,488
365,050	[1]	Tandberg ASA	4,425,346
1,700,000		Varitronix International Ltd.	1,198,741
171,000	[1]	Zarlink Semiconductor, Inc.	1,265,091

		TOTAL	33,532,716

		Telecommunication Services--1.6%
100,000		Compania Anonima Nacional Telefonos de Venezuela, ADR	1,612,000
1,200,000		Smartone Telecommunications	1,392,334
90,000	[1]	Vimpel-Communications, ADR	2,582,100
426,480		Vodafone Telecel - Comunicacoes Pessoais SA	2,772,392

		TOTAL	8,358,826

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		Transportation--5.7%
448,600		Brisa Auto Estradas de Portugal SA	$2,438,535
6,400,000		China National Aviation Co.	1,616,441
2,600,000		Cosco Pacific Ltd.	2,100,039
3,022,920	[1,2]	Eurotunnel SA	2,936,343
625,170	[1]	FirstGroup PLC	2,729,217
188,650	[1]	Frontline Ltd.	2,216,194
51,450		Kuehne & Nagel International AG	3,689,053
479,100		Patrick Corp. Ltd.	4,763,204
175,100		Tibbett & Britten Group PLC	1,946,236
280,000		Toll Holdings Ltd.	5,386,891

		TOTAL	29,822,153

		Utilities--1.0%
228,400		Italgas SpA	2,301,783
147,831	[1]	Wedeco AG Water Technology	2,968,594

		TOTAL	5,270,377

		TOTAL COMMON STOCKS (IDENTIFIED COST $442,406,018)	491,015,310

		PREFERRED STOCKS--0.5%
		Capital Goods--0.5%
57,000		Krones Ag (identified cost $2,060,248)	3,071,832

		REPURCHASE AGREEMENT--3.6%[3]
$18,722,000		Bank of America LLC, 1.83%, dated 5/31/2002, due 6/3/2002 (at amortized cost)	18,722,000

		TOTAL INVESTMENTS (IDENTIFIED COST $463,188,266)[4]	$512,809,142

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $463,188,266. The net unrealized appreciation of investments on a federal tax basis amounts to $49,620,876 which is comprised of $76,124,079 appreciation and $26,503,203 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($524,149,842) at May 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $463,188,266)		$512,809,142
Cash		138
Cash denominated in foreign currencies (identified cost $9,675,461)		9,900,797
Income receivable		820,272
Receivable for investments sold		8,358,742
Receivable for shares sold		201,793
Cash held as collateral for securities lending		2,762,357
Net receivable for foreign currency exchange contracts		22,838
Other assets		693,759

TOTAL ASSETS		535,569,838

Liabilities:
Payable for investments purchased	$6,733,466
Payable for shares redeemed	1,207,235
Payable on collateral due to broker	2,762,357
Payable for transfer and dividend disbursing agent fees and expenses	293,407
Accrued expenses	423,531

TOTAL LIABILITIES		11,419,996

Net assets for 28,974,898 shares outstanding		$524,149,842

Net Assets Consist of:
Paid in capital		$695,001,750
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		49,908,775
Accumulated net realized loss on investments and foreign currency transactions		(218,246,435)
Accumulated net operating loss		(2,514,248)

TOTAL NET ASSETS		$524,149,842

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($242,845,887 ÷ 13,071,727 shares outstanding)		$18.58

Offering price per share (100/94.50 of $18.58)[1]		$19.66

Redemption proceeds per share		$18.58

Class B Shares:
Net asset value per share ($216,027,885 ÷ 12,209,297 shares outstanding)		$17.69

Offering price per share		$17.69

Redemption proceeds per share (94.50/100 of $17.69)[1]		$16.72

Class C Shares:
Net asset value per share ($65,276,070 ÷ 3,693,874 shares outstanding)		$17.67

Offering price per share		$17.67

Redemption proceeds per share (99.00/100 of $17.67)[1]		$17.49

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $598,206)		$4,164,132
Interest		382,249

TOTAL INCOME		4,546,381

Expenses:
Investment adviser fee	$3,286,246
Administrative personnel and services fee	197,701
Custodian fees	242,730
Transfer and dividend disbursing agent fees and expenses	765,587
Directors'/Trustees' fees	3,024
Auditing fees	14,837
Legal fees	2,892
Portfolio accounting fees	82,635
Distribution services fee--Class A Shares	300,450
Distribution services fee--Class B Shares	821,335
Distribution services fee--Class C Shares	249,061
Shareholder services fee--Class B Shares	273,779
Shareholder services fee--Class C Shares	83,020
Share registration costs	33,050
Printing and postage	118,234
Insurance premiums	1,703
Taxes	42,966
Interest Expense	137
Miscellaneous	5,915

TOTAL EXPENSES	6,525,302

Net operating loss		(1,978,921)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign capital gain taxes withheld of $577,816)		(14,600,289)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		46,048,822

Net realized and unrealized gain on investments and foreign currency		31,448,533

Change in net assets resulting from operations		$29,469,612

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(1,978,921)	$(6,591,086)
Net realized loss investments and foreign currency transactions	(14,600,289)	(209,473,104)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	46,048,822	(63,689,708)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	29,469,612	(279,753,898)

Share Transactions:
Proceeds from sale of shares	105,858,422	1,003,776,691
Cost of shares redeemed	(160,071,402)	(1,271,394,596)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(54,212,980)	(267,617,905)

Change in net assets	(24,743,368)	(547,371,803)

Net Assets:
Beginning of period	548,893,210	1,096,265,013

End of period	$524,149,842	$548,893,210

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$17.53	$25.00	$35.17	$17.56	$14.25	$12.26
Income From Investment Operations:
Net operating loss	(0.03)[1]	(0.09)[1]	(0.27)[1]	(0.26)[1]	(0.17)[1]	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.08	(7.38)	(6.29)	18.15	3.48	2.10

TOTAL FROM INVESTMENT OPERATIONS	1.05	(7.47)	(6.56)	17.89	3.31	1.99

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	--	(3.61)	(0.28)	--	--

Net Asset Value, End of Period	$18.58	$17.53	$25.00	$35.17	$17.56	$14.25

Total Return[2]	5.99%	(29.88)%	(21.40)%	103.45%	23.23%	16.23%

Ratios to Average Net Assets:

Expenses	2.07%[3]	1.97%	1.79%	2.03%	1.95%	2.12%

Net operating loss	(0.35)%[3]	(0.42)%	(0.79)%	(1.05)%	(0.97)%	(1.08)%

Expense waiver/reimbursement[4]	--	--	--	--	--	0.21%

Supplemental Data:

Net assets, end of period (000 omitted)	$242,846	$251,667	$517,259	$506,117	$147,490	$91,707

Portfolio turnover	62%	166%	254%	321%	380%	286%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$16.75	$24.06	$34.21	$17.20	$14.07	$12.20
Income From Investment Operations:
Net operating loss	(0.09)[1]	(0.24)[1]	(0.51)[1]	(0.41)[1]	(0.29)[1]	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.03	(7.07)	(6.03)	17.70	3.42	1.99

TOTAL FROM INVESTMENT OPERATIONS	0.94	(7.31)	(6.54)	17.29	3.13	1.87

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	--	(3.61)	(0.28)	--	--

Net Asset Value, End of Period	$17.69	$16.75	$24.06	$34.21	$17.20	$14.07

Total Return[2]	5.61%	(30.38)%	(22.00)%	102.11%	22.25%	15.33%

Ratios to Average Net Assets:

Expenses	2.82%[3]	2.72%	2.54%	2.78%	2.70%	2.87%

Net operating loss	(1.10)%[3]	(1.17)%	(1.55)%	(1.80)%	(1.72)%	(1.81)%

Expense waiver/reimbursement[4]	--	--	--	--	--	0.17%

Supplemental Data:

Net assets, end of period (000 omitted)	$216,028	$227,604	$434,724	$462,524	$189,965	$120,939

Portfolio turnover	62%	166%	254%	321%	380%	286%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$16.73	$24.04	$34.19	$17.19	$14.06	$12.19
Income From Investment Operations:
Net operating loss	(0.09)[1]	(0.24)[1]	(0.51)[1]	(0.42)[1]	(0.29)[1]	(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.03	(7.07)	(6.03)	17.70	3.42	1.99

TOTAL FROM INVESTMENT OPERATIONS	0.94	(7.31)	(6.54)	17.28	3.13	1.87

Less Distributions:
Total distributions from net realized gain on investments and foreign currency transactions	--	--	(3.61)	(0.28)	--	--

Net Asset Value, End of Period	$17.67	$16.73	$24.04	$34.19	$17.19	$14.06

Total Return[2]	5.62%	(30.41)%	(22.01)%	102.11%	22.26%	15.34%

Ratios to Average Net Assets:

Expenses	2.82%[3]	2.72%	2.54%	2.78%	2.70%	2.87%

Net operating loss	(1.10)%[3]	(1.17)%	(1.55)%	(1.80)%	(1.72)%	(1.85)%

Expense waiver/reimbursement[4]	--	--	--	--	--	0.17%

Supplemental Data:

Net assets, end of period (000 omitted)	$65,276	$69,623	$144,282	$144,234	$47,697	$27,412

Portfolio turnover	62%	166%	254%	321%	380%	286%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $202,181,214, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 1,541,304

2009	200,639,910

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At May 31, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Bought:
6/3/2002	163,532,626 Japanese Yen	$1,331,373	$1,317,483	$(13,890)

6/3/2002	163,532,625 Japanese Yen	1,315,523	1,317,484	1,961

6/4/2002	1,459,713 Canadian Dollars	953,811	955,684	1,873

Contracts Sold:
6/3/2002	163,532,625 Japanese Yen	1,319,162	1,317,483	1,679

6/4/2002	507,749,911 Japanese Yen	4,121,849	4,090,634	31,215

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 22,838

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of May 31 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$2,559,415	$2,762,357

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	100,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	300,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,274,600	$94,367,863	35,726,466	$809,312,155
Shares redeemed	(6,562,616)	(117,228,676)	(42,056,792)	(948,225,992)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,288,016)	$(22,860,813)	(6,330,326)	$(138,913,837)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	330,491	$5,692,033	1,132,549	$24,192,231
Shares redeemed	(1,706,738)	(29,110,468)	(5,613,813)	(114,614,637)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,376,247)	$(23,418,435)	(4,481,264)	$(90,422,406)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	337,914	$5,798,526	7,561,440	$170,272,305
Shares redeemed	(805,043)	(13,732,258)	(9,402,445)	(208,553,967)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(467,129)	$(7,933,732)	(1,841,005)	$(38,281,662)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,131,392)	$(54,212,980)	(12,652,595)	$(267,617,905)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended May 31, 2002, Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$311,078,087

Sales	$373,604,993

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

The Corporation has agreed to a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of May 31, 2002, there were no outstanding loans. During the six months ended May 31,2002, the maximum outstanding borrowings were $2,402,000. The Fund had an average outstanding daily balance of $2,402,000 with a high and low interest rate of 2.25% representing only the days the LOC was utilized. Interest expense totaled $137 for the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G01743-02 (7/02)

Federated Investors
World-Class Investment Manager

Federated World Utility Fund

A Portfolio of Federated World Investment Series, Inc.

9TH SEMI-ANNUAL REPORT

May 31, 2002

Established 1994

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated World Utility Fund

President's Message

Dear Fellow Shareholder:

Federated World Utility Fund was created in 1994 and I am pleased to present its ninth Semi-Annual Report. As of May 31, 2002, the fund's net assets of $65.0 million were invested in 53 stocks in 11 countries. Since 1994, the fund has provided shareholders with income and capital growth opportunities in a diversified portfolio of domestic and international utility stocks and convertible securities in the electric, natural gas, water and telecommunications sectors.1 Most of the fund's holdings are easily recognized names such as BellSouth Corp., Duke Energy, Verizon Communications and SBC Communications. Outside the United States, the fund's holdings included AWG PLC (United Kingdom), Autostrade SpA (Italy) and Endesa (Spain).

In the years since the fund's founding, utility corporations have experienced radical changes: They have re-engineered themselves so they are no longer just generators of electricity or distributors of natural gas to industrial and individual consumers. Bluntly put, the utility industry has experienced great consolidation and even greater competition. These changes have had a significant impact on the fund and its investment approach.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, utility securities are interest-rate sensitive, and a rise in interest rates can cause their value to fall.

This report covers the six-month reporting period from December 1, 2001 through May 31, 2002. It begins with an interview with fund co-managers Richard J. Lazarchic, CFA, Senior Vice President, and Richard M. Winkowski, Vice President, both of Federated Global Investment Management Corp. Following their discussion are two additional items of interest: a complete listing of the fund's global investments and the publication of the fund's financial statements.

Individual share class total return performance for the six-month reporting period, including income distributions, follows:2

	Total Return	Income	Net Asset Value Change
Class A Shares	(2.58)%	$0.080	$12.57 to $12.17 = (3.18)%
Class B Shares	(2.91)%	$0.000	$12.37 to $12.01 = (2.91)%
Class C Shares	(2.91)%	$0.000	$12.38 to $12.02 = (2.91)%

Despite negative returns in the past two quarters due primarily to persistent volatility in the Telecommunications sector, the fund has been a solid performer over the long term and has done considerably better during this reporting period than its peer group and its benchmark index.

As the shareholder communications you are receiving from Federated explain, Federated World Utility Fund is undergoing an investment strategy and name modification. The fund will continue to seek total return from changes in the market value of and/or income generated by securities held in its portfolio, but it no longer will be limited to investing in utility corporations. Effective August 14, 2002, the fund's stock selection process will expand beyond its original focus on utilities to encompass all industries. In addition, the fund's name is being changed to the Federated Global Value Fund to better reflect its new investment strategy.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (7.93)%, (8.25)% and (3.88)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

This investment approach potentially positions the fund to reap greater international and sector diversification benefits while also enjoying lower volatility from a more value-oriented style. Our managers are optimistic about value investing and believe this approach has the potential to provide the fund's shareholders with attractive capital appreciation and income opportunities.

As the fund makes its transition, and as global economies continue to recover in the months ahead, keep in mind the importance of a systematic investment approach. As a long-term investor, adding to your investment account and reinvesting your dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.3 Please discuss this approach with your investment professional.

Thank you for your continued confidence in this fund as a valuable investment vehicle for pursuing your long-term investment goals.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2002

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Senior Vice President

Federated Global Investment Management Corp.

Richard M. Winkowski

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the global economy and market conditions during the past six months?

At the end of 2001, global equity markets experienced one of the first positive performance periods in years. Markets rallied on better news about both corporate fundamentals and the progress of the War on Terrorism, and investors were encouraged that stocks had reached bottom and were turning around. "Growth" investments and the Technology and Telecommunications sectors once again were in the spotlight. Emerging markets, Asian countries and small-cap stocks were the major beneficiaries of the liquidity unleashed by the year's numerous rate cuts.

At the beginning of 2002, inflation remained low, manufacturing expanded and productivity increased. At the same time, however, not all sectors experienced regrowth, and the longed-for resumption in capital spending did not fully materialize. Given continued high U.S. unemployment, the Enron debacle and some disappointing corporate earnings, many investors began to doubt a recovery was truly underway--or were frustrated by its sluggish pace. Stocks lost some of the ground they had gained in previous months, and political upheaval in the Middle East contributed to volatility.

What were the fund's returns for the six-month reporting period?

As of May 31, 2002, the fund's total returns based on net asset value were Class A Shares, (2.58)%; Class B Shares, (2.91)%; and Class C Shares, (2.91)%. These returns were better than the (6.95)% return of the fund's Lipper Utility Funds peer group.1 The fund substantially outperformed the return of its benchmark, the Morgan Stanley Capital International (MSCI) World Telecommunications Services Index/MSCI World Utilities Index, which was down (14.72)%.2

Early in the reporting period, when the market tended to favor "growth" stocks, the fund's defensive positioning in electric utilities and more offensive orientation in Telecommunications were beneficial. Later, as the market retrenched, our paring of Telecommunications holdings turned out to be a wise move.

Into 2002, we added cable television stocks on expectations of gains from continued consolidations in that industry. Following Enron's collapse, we also were able to buy some good electric generation companies based on sector weakness. We also boosted our wireless holdings in the United States and abroad. At the close of the reporting period, our largest positions were in electric utilities and Bell telephone stocks, which have typically offered good dividend yields.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account. Investments cannot be made in an index.

2 The MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of telecommunications services stocks from around the world. The MSCI World Utilities Index is a capitalization-weighted index that monitors the performance of utilities stocks from around the world. Investments cannot be made in these indices.

What were some of the fund's recent purchases?

Recent purchases have included the following companies:

Compania Anonima Nacional Telefonos de Venezuela (Venezuela; 1.4% of net assets) offers telecommunications services along with domestic and international long distance telephone services, wireless telephone services and Internet access and publishes telephone directories throughout Venezuela.

Endesa SA (Spain; 1.1% of net assets) generates, distributes and trades electricity in Spain and Latin America. The company also distributes natural gas, operates co-generation plants, treats and distributes water, and through subsidiaries, offers telephone, Internet access and cable and digital television services.

Gas Natural SDG SA (Spain; 0.9% of net assets) distributes natural gas in Spain and Latin America. The company also operates gas storage facilities, owns and operates a fiber optic backbone telecommunications network, markets energy management products and household gas appliances and installs gas-heating systems.

What were the fund's top ten holdings and country weightings of May 31, 2002?

The top ten holdings were as follows:

Name	Country	Sector	Percentage of Net Assets
SBC Communications, Inc.	United States	Telecommunication Services	5.3%
Verizon Communications	United States	Telecommunication Services	5.0%
Sempra Energy	United States	Utilities	4.4%
AWG PLC	United Kingdom	Utilities	3.8%
Autostrade SpA	Italy	Transportation	3.6%
Cinergy Corp.	United States	Utilities	3.3%
PG&E Corp.	United States	Utilities	3.0%
Entergy Corp.	United States	Utilities	2.9%
BellSouth Corp.	United States	Telecommunication Services	2.9%
FPL Group, Inc.	United States	Utilities	2.9%
TOTAL			37.1%

The fund's country weightings were as follows:

Country	Percentage of Net Assets
United States	72.8%
Italy	4.3%
United Kingdom	3.8%
Spain	3.0%
Venezuela	1.4%
France	1.3%
Japan	1.3%
Canada	0.9%
Germany	0.9%
Hong Kong	0.9%
Brazil	0.2%

Can you discuss the changes that will be taking place in the fund later this year?

On August 14, 2002, the fund's name will change to Federated Global Value Fund, a reflection of its expanded investment focus. Its investment strategy also will change. Although its objective will continue to be total return, the fund will no longer concentrate exclusively on the Utility and Telecommunications sectors, which have felt their share of market shockwaves in recent years. Instead, the fund will be free to pursue stocks in any industry and in any part of the world.

At any given time, the portfolio will include both U.S. equities and stocks in developed and emerging foreign countries. As a reflection of the fund's expanded coverage, its benchmark will change to the MSCI World Index.3 We believe this expanded investment arena and greatly enhanced stock-picking flexibility are appealing and prudent in today's investment environment. These changes also may result in a significant diversification advantage for the fund's shareholders.

3 The MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East--comprising approximately 1,482 securities--with values expressed in U.S. dollars. Investments cannot be made in an index.

The Federated World Utility Fund has always attempted to select stocks of companies with attractive earnings relative to their valuation. The Federated Global Value Fund will continue to seek stocks with favorable valuations by attempting to select undervalued stocks that the adviser expects may significantly increase in price as the company's true value is recognized. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Given the heightened risks in the investment landscape we have all witnessed in past quarters, many investors are rediscovering the benefits of funds that emphasize both value and diversification across the world's markets.

As the fund expands its investment focus beyond the utilities sector, what is your outlook and anticipated approach for the fund moving into 2003?

Although we do believe global equity markets are in the initial stages of a recovery, enough economic and political uncertainty remains that we expect to see choppy performance and continued volatility. It does appear, however, that international stocks are well positioned to outperform U.S. equities in coming quarters.

Toward the end of the reporting period, the U.S. dollar began to gradually weaken against the euro, yen and other foreign currencies. If this trend continues, international equities denominated in those currencies will gain in value. In addition, valuations in international markets are generally inexpensive, with international stocks trading at dramatic discounts--from about 15% to 50%--to U.S. equities. Many foreign companies also have better earnings prospects, especially if they have embarked on corporate restructuring and are poised to boost their efficiency, and are not as vulnerable to the accounting concerns that have recently overwhelmed some U.S. corporations.

We continue to use price discipline and a stop loss approach in our evaluation process. We plan to continue adding equities outside the United States, since international values and outlooks are at least as attractive as many of the domestic values that we can find. We also expect to explore media, financial services and consumer names especially in the United States, United Kingdom and Australia.

Portfolio of Investments

May 31, 2002 (unaudited)

Shares			Value
		COMMON STOCKS--90.8%
		Energy--5.7%
29,000		Conoco, Inc.	$779,520
34,500		Puget Energy, Inc.	719,325
46,000	[1]	Remington Oil & Gas Corp.	893,320
13,000		Talisman Energy, Inc.	578,165
36,000		Xcel Energy, Inc.	773,640

		TOTAL	3,743,970

		Non-Hazardous Waste Disposal--0.8%
18,500		Waste Management, Inc.	507,825

		Telecommunication Services--17.2%
56,500		BellSouth Corp.	1,880,320
54,830		Compania Anonima Nacional Telefonos de Venezuela, ADR	883,860
56,000		Motorola, Inc.	895,440
182		Nippon Telegraph & Telephone Corp.	831,372
99,776		SBC Communications, Inc.	3,421,319
75,500		Verizon Communications	3,246,500

		TOTAL	11,158,811

		Transportation--3.6%
285,000		Autostrade SpA	2,315,852

		Utilities--63.5%
305,000		AWG PLC	2,453,343
38,700		Allegheny Energy, Inc.	1,390,491
137,000		CLP Holdings Ltd.	556,793
64,700	[1]	Calpine Corp.	623,708
59,000		Cinergy Corp.	2,150,550
12,000		Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	133,800
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
39,500		Constellation Energy Group, Inc.	$1,195,665
16,000		Dominion Resources, Inc.	1,036,480
41,500		Duke Energy Corp.	1,328,415
10,788		E.ON AG	562,039
74,000		Edison International	1,380,840
18,445		El Paso Energy Corp.	473,114
14,000		Energen Corp.	381,080
47,500		Endesa SA	736,459
25,000		Energy East Corp.	577,500
43,000		Entergy Corp.	1,891,140
27,400		Exelon Corp.	1,465,626
29,500		FPL Group, Inc.	1,858,205
41,000		FirstEnergy Corp.	1,414,910
33,000		Gas Natural SDG SA	616,440
20,500		MDU Resources Group, Inc.	614,385
63,500		Mirant Corp.	603,250
40,000		National Fuel Gas Co.	929,200
42,000		Northeast Utilities Co.	833,700
92,000		PG&E Corp.	1,978,000
28,950		PNM Resources, Inc.	752,700
51,000		PPL Corp.	1,804,890
22,700		Pinnacle West Capital Corp.	910,497
61,000		Potomac Electric Power Co.	1,288,930
29,000		Progress Energy, Inc.	1,503,650
20,500		Questar Corp.	565,185
51,000		Reliant Energy, Inc.	867,510
42,500		Reliant Resources, Inc.	401,625
115,000		Sempra Energy	2,876,150
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
171,000		Snam Rete Gas SpA	$490,322
49,300		Sociedad General de Aguas De Barcelona SA	630,372
13,300		Suez SA	377,883
16,800		TXU Corp.	862,344
15,500		Vivendi Environnement	491,204
20,000		Williams Cos., Inc. (The)	284,000

		TOTAL	41,292,395

		TOTAL COMMON STOCKS (IDENTIFIED COST $57,672,179)	59,018,853

		MUTUAL FUND--8.2%
5,298,591		Federated Prime Value Obligations Fund, Class IS (at net asset value)	5,298,591

		TOTAL INVESTMENTS (IDENTIFIED COST $62,970,770)[2]	$64,317,444

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $62,970,770. The net unrealized appreciation of investments on a federal tax basis amounts to $1,346,674 which is comprised of $4,015,036 appreciation and $2,668,362 depreciation at May 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($64,999,636) at May 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2002 (unaudited)

Assets:
Total investments in securities, at value (identified cost $62,970,770)		$64,317,444
Cash denominated in foreign currencies (identified cost $16,378)		16,453
Income receivable		143,364
Receivable for investments sold		2,082,086
Receivable for shares sold		1,999

TOTAL ASSETS		66,561,346

Liabilities:
Payable for investments purchased	$1,446,833
Payable for shares redeemed	76,992
Net payable for foreign currency exchange contracts	628
Accrued expenses	37,257

TOTAL LIABILITIES		1,561,710

Net assets for 5,374,588 shares outstanding		$64,999,636

Net Assets Consist of:
Paid in capital		$86,847,879
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		1,345,519
Accumulated net realized loss on investments and foreign currency transactions		(23,365,367)
Undistributed net investment income		171,605

TOTAL NET ASSETS		$64,999,636

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($33,956,211 ÷ 2,790,246 shares outstanding)		$12.17

Offering price per share (100/94.50 of $12.17)[1]		$12.88

Redemption proceeds per share		$12.17

Class B Shares:
Net asset value per share ($25,935,057 ÷ 2,159,390 shares outstanding)		$12.01

Offering price per share		$12.01

Redemption proceeds per share (94.50/100 of $12.01)[1]		$11.35

Class C Shares:
Net asset value per share ($5,108,368 ÷ 424,952 shares outstanding)		$12.02

Offering price per share		$12.02

Redemption proceeds per share (99.00/100 of $12.02)[1]		$11.90

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2002 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $30,849)		$1,112,961
Interest		36,675

TOTAL INCOME		1,149,636

Expenses:
Investment adviser fee	$371,784
Administrative personnel and services fee	92,247
Custodian fees	16,014
Transfer and dividend disbursing agent fees and expenses	86,013
Directors'/Trustees' fees	896
Auditing fees	6,172
Legal fees	1,776
Portfolio accounting fees	38,323
Distribution services fee--Class B Shares	110,119
Distribution services fee--Class C Shares	21,961
Shareholder services fee--Class A Shares	48,920
Shareholder services fee--Class B Shares	36,706
Shareholder services fee--Class C Shares	7,320
Share registration costs	18,877
Printing and postage	20,258
Insurance premiums	582
Taxes	5,122
Miscellaneous	1,070

TOTAL EXPENSES	884,160

Reimbursement of investment adviser fee	(176)

Net expenses		883,984

Net investment income		265,652

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(3,509,995)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		1,381,151

Net realized and unrealized loss on investments and foreign currency transactions		(2,128,844)

Change in net assets resulting from operations		$(1,863,192)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2002	Year Ended 11/30/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$265,652	$412,898
Net realized loss on investments and foreign currency transactions	(3,509,995)	(11,478,788)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,381,151	(11,711,746)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,863,192)	(22,777,636)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(268,653)	(561,869)
Class B Shares	--	(3,232)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(268,653)	(565,101)

Share Transactions:
Proceeds from sale of shares	1,232,751	12,375,507
Net asset value of shares issued to shareholders in payment of distributions declared	236,040	508,674
Cost of shares redeemed	(15,887,208)	(39,680,901)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(14,418,417)	(26,796,720)

Change in net assets	(16,550,262)	(50,139,457)

Net Assets:
Beginning of period	81,549,898	131,689,355

End of period (including undistributed net investment income of $171,605 and $174,606, respectively)	$64,999,636	$81,549,898

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$12.57	$15.73	$19.61	$16.24	$14.16	$12.69
Income From Investment Operations:
Net investment income	0.09	0.11	0.13 [1]	0.03	0.23	0.28
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.41)	(3.14)	(1.34)	4.68	2.55	2.00

TOTAL FROM INVESTMENT OPERATIONS	(0.32)	(3.03)	(1.21)	4.71	2.78	2.28

Less Distributions:
Distributions from net investment income	(0.08)	(0.13)	(0.00)[2]	(0.04)	(0.26)	(0.38)
Distribution from net realized gain on investments and foreign currency transactions	--	--	(2.67)	(1.30)	(0.44)	(0.43)

TOTAL DISTRIBUTIONS	(0.08)	(0.13)	(2.67)	(1.34)	(0.70)	(0.81)

Net Asset Value, End of Period	$12.17	$12.57	$15.73	$19.61	$16.24	$14.16

Total Return[3]	(2.58)%	(19.47)%	(7.64)%	31.41%	20.42%	19.08%

Ratios to Average Net Assets:

Expenses	2.02%[4]	1.81%	1.69%	1.61%	1.52%	1.40%

Net investment income	1.07%[4]	0.72%	0.69%	0.21%	1.71%	2.16%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	0.37%	0.81%	1.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$33,956	$43,069	$70,883	$65,071	$28,022	$20,394

Portfolio turnover	70%	218%	219%	169%	139%	52%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$12.37	$15.48	$19.47	$16.19	$14.12	$12.68
Income From Investment Operations:
Net investment income (net operating loss)	0.00 [1]	(0.04)	(0.01)[2]	(0.07)	0.12	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.36)	(3.07)	(1.31)	4.65	2.54	1.95

TOTAL FROM INVESTMENT OPERATIONS	(0.36)	(3.11)	(1.32)	4.58	2.66	2.16

Less Distributions:
Distributions from net investment income	--	(0.00)[1]	(0.00)[1]	--	(0.15)	(0.29)
Distribution from net realized gain on investments and foreign currency transactions	--	--	(2.67)	(1.30)	(0.44)	(0.43)

TOTAL DISTRIBUTIONS	--	(0.00)[1]	(2.67)	(1.30)	(0.59)	(0.72)

Net Asset Value, End of Period	$12.01	$12.37	$15.48	$19.47	$16.19	$14.12

Total Return[3]	(2.91)%	(20.09)%	(8.34)%	30.57%	19.53%	18.04%

Ratios to Average Net Assets:

Expenses	2.77%[4]	2.56%	2.44%	2.36%	2.27%	2.15%

Net investment income (net operating loss)	0.32%[4]	(0.03)%	(0.05)%	(0.54)%	0.96%	1.36%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	0.37%	0.81%	1.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$25,935	$31,945	$51,312	$43,969	$22,793	$15,177

Portfolio turnover	70%	218%	219%	169%	139%	52%

1 Per share amount does not round to $0.01.

2 Per share amount based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2002	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$12.38	$15.50	$19.48	$16.21	$14.14	$12.67
Income From Investment Operations:
Net investment income (net operating loss)	0.00 [1]	(0.04)	(0.01)[2]	(0.06)	0.12	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.36)	(3.08)	(1.30)	4.63	2.54	2.00

TOTAL FROM INVESTMENT OPERATIONS	(0.36)	(3.12)	(1.31)	4.57	2.66	2.19

Less Distributions:
Distributions from net investment income	--	--	(0.00)[1]	--	(0.15)	(0.29)
Distribution from net realized gain on investments and foreign currency transactions	--	--	(2.67)	(1.30)	(0.44)	(0.43)

TOTAL DISTRIBUTIONS	--	--	(2.67)	(1.30)	(0.59)	(0.72)

Net Asset Value, End of Period	$12.02	$12.38	$15.50	$19.48	$16.21	$14.14

Total Return[3]	(2.91)%	(20.13)%	(8.29)%	30.46%	19.50%	18.24%

Ratios to Average Net Assets:

Expenses	2.77%[4]	2.56%	2.44%	2.36%	2.27%	2.15%

Net investment income (net operating loss)	0.32%[4]	(0.03)%	(0.03)%	(0.54)%	0.96%	1.39%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.00%[6]	0.37%	0.81%	1.49%

Supplemental Data:

Net assets, end of period (000 omitted)	$5,108	$6,536	$9,494	$6,821	$3,276	$1,923

Portfolio turnover	70%	218%	219%	169%	139%	52%

1 Per share amount does not round to $0.01.

2 Per share amount based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2002 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A, Class B and Class C Shares. The Fund's investment objective is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over-the-counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic fixed income securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purpose as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2001, the Fund, for federal tax purposes, had a capital loss carryforward of $18,723,121 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in as follows:

Expiration Year	Expiration Amount
2008	$ 6,673,723

2009	12,049,398

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At May 31, 2002, the Fund had an outstanding foreign currency commitment as set forth below:

Settlement Date	Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Purchased:
6/3/2002	83,732 Euro	$78,834	$78,206	$(628)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2002, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000
Class B Shares	100,000,000
Class C Shares	100,000,000
TOTAL	400,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	60,663	$760,507	523,174	$8,042,549
Shares issued to shareholders in payment of distributions declared	18,369	236,040	31,239	505,442
Shares redeemed	(716,227)	(8,942,561)	(1,633,419)	(23,875,326)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(637,195)	$(7,946,014)	(1,079,006)	$(15,327,335)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	28,450	$352,957	237,321	$3,611,025
Shares issued to shareholders in payment of distributions declared	--	--	409	3,232
Shares redeemed	(451,336)	(5,563,838)	(970,090)	(13,861,601)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(422,886)	$(5,210,881)	(732,360)	$(10,247,344)

	Six Months Ended 5/31/2002		Year Ended 11/30/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	9,736	$119,287	48,514	$721,933
Shares redeemed	(112,655)	(1,380,809)	(133,377)	(1,943,974)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(102,919)	$(1,261,522)	(84,863)	$(1,222,041)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,163,000)	$(14,418,417)	(1,896,229)	$(26,796,720)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2002, were as follows:

Purchases	$49,760,000

Sales	$64,945,976

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Line of Credit

The Corporation entered into a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not utilize the LOC during the six months ended May 31, 2002.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated World Utility Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 31428U672
Cusip 31428U664
Cusip 31428U656

Federated is a registered mark of Federated Investors, Inc. 2002 ©Federated Investors, Inc.

G00259-05 (7/02)